                                CREDIT AGREEMENT


                                      AMONG


                         TANDY BRANDS ACCESSORIES, INC.

                                AS THE BORROWER,

                       WELLS FARGO HSBC TRADE BANK, N.A.

                    AS ADMINISTRATIVE AGENT AND AS A LENDER,

                                      AND

                        CERTAIN FINANCIAL INSTITUTIONS,

                                   AS LENDERS

                                       AND

                             WELLS FARGO BANK, N.A.

                                   AS ARRANGER

                                      AS OF

                                  JUNE 27, 2001

                                 $80,000,000.00

                                TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----
SECTION 1 DEFINITION OF TERMS ...................................................    1
  1.1   DEFINITIONS .............................................................    1
  1.2   ACCOUNTING TERMS ........................................................   15
  1.3   RULES OF CONSTRUCTION ...................................................   15
SECTION 2 THE REVOLVING CREDIT LOAN .............................................   15
  2.1   REVOLVING CREDIT COMMITMENTS AND TOTAL REVOLVING CREDIT COMMITMENT ......   15
  2.2   REVOLVING CREDIT LOANS ..................................................   16
  2.3   NOTICE OF BORROWING .....................................................   16
  2.4   COMMITMENT FEES .........................................................   17
  2.5   REVOLVING CREDIT NOTE AND NOTE PAYMENTS .................................   17
  2.6   REPAYMENT FROM ASSET SALES AND SALES OF SECURITIES ......................   18
  2.7   MANNER AND APPLICATION OF PAYMENTS ......................................   18
  2.8   INTEREST OPTIONS ........................................................   19
  2.9   QUOTATION OF RATES ......................................................   19
  2.10  DEFAULT RATE ............................................................   19
  2.11  INTEREST RECAPTURE ......................................................   19
  2.12  INTEREST CALCULATIONS ...................................................   19
  2.13  SELECTION OF INTEREST OPTION ............................................   20
  2.14  ROLLOVERS AND CONVERSIONS ...............................................   20
  2.15  BOOKING BORROWINGS ......................................................   20
  2.16  SPECIAL PROVISIONS FOR EURODOLLAR BORROWINGS ............................   20
  2.17  CAPITAL ADEQUACY ........................................................   23
  2.18  TAXES ...................................................................   23
SECTION 3 SWINGLINE ADVANCES ....................................................   24
  3.1   SWINGLINE ADVANCES ......................................................   24
SECTION 4 LETTERS OF CREDIT .....................................................   25
  4.1   LETTERS OF CREDIT .......................................................   25
  4.2   LETTER OF CREDIT REQUESTS ...............................................   26
  4.3   LETTER OF CREDIT PARTICIPATIONS .........................................   27
  4.4   INCREASED COSTS .........................................................   29
  4.5   CONFLICT BETWEEN APPLICATIONS AND AGREEMENT .............................   30
SECTION 5 BANKERS ACCEPTANCES ...................................................   30
  5.1   BANKERS ACCEPTANCES .....................................................   30
  5.2   PROCEDURES FOR PURCHASE OF BANKERS ACCEPTANCES ..........................   30
  5.3   REPLACEMENT/RENEWAL/CONVERSION OF BANKERS ACCEPTANCES ...................   31
  5.4   PAYMENT OF BANKERS ACCEPTANCES ..........................................   31
  5.5   ACCEPTANCE EXPOSURE .....................................................   31
  5.6   MISCELLANEOUS BANKERS ACCEPTANCE PROVISIONS .............................   32
SECTION 6 SECURITY AND GUARANTEES ...............................................   33
  6.1   SECURITY ................................................................   33
  6.2   GUARANTEES ..............................................................   33
SECTION 7 CONDITIONS PRECEDENT ..................................................   33
  7.1   EFFECTIVENESS OF AGREEMENT ..............................................   33
  7.2   ALL ADVANCES ............................................................   34
SECTION 8 REPRESENTATIONS AND WARRANTIES ........................................   34
  8.1   ORGANIZATION AND GOOD STANDING ..........................................   34
  8.2   AUTHORIZATION AND POWER .................................................   35
  8.3   NO CONFLICTS OR CONSENTS ................................................   35
  8.4   ENFORCEABLE OBLIGATIONS .................................................   35
  8.5   NO LIENS ................................................................   35
  8.6   FINANCIAL CONDITION .....................................................   35

                                                                                  Page
                                                                                  ----
  8.7   FULL DISCLOSURE .........................................................   35
  8.8   NO POTENTIAL DEFAULT ....................................................   35
  8.9   MATERIAL AGREEMENTS .....................................................   35
  8.10  NO LITIGATION ...........................................................   35
  8.11  USE OF PROCEEDS; MARGIN STOCK ...........................................   36
  8.12  TAXES ...................................................................   36
  8.13  PRINCIPAL OFFICE, ETC ...................................................   36
  8.14  COMPLIANCE WITH LAW .....................................................   36
  8.15  SUBSIDIARIES ............................................................   37
  8.16  CASUALTIES ..............................................................   37
  8.17  CORPORATE NAME ..........................................................   37
  8.18  LEASES ..................................................................   37
  8.19  INTELLECTUAL PROPERTY RIGHTS ............................................   37
  8.20  ERISA ...................................................................   37
  8.21  LABOR MATTERS ...........................................................   37
  8.22  MATERIAL CONTRACTS ......................................................   37
  8.23  INVENTORY LOCATIONS .....................................................   38
  8.24  REPRESENTATIONS AND WARRANTIES ..........................................   38
  8.25  SURVIVAL OF REPRESENTATIONS AND WARRANTIES IN ALL MATERIAL RESPECTS .....   38
SECTION 9 AFFIRMATIVE COVENANTS .................................................   38
  9.1   FINANCIAL STATEMENTS, REPORTS, AND DOCUMENTS ............................   38
  9.2   PAYMENT OF TAXES AND OTHER LIABILITIES ..................................   39
  9.3   MAINTENANCE OF EXISTENCE AND RIGHTS; CONDUCT OF BUSINESS ................   39
  9.4   NOTICE OF DEFAULT .......................................................   39
  9.5   OTHER NOTICES ...........................................................   39
  9.6   OPERATIONS AND PROPERTIES ...............................................   40
  9.7   BOOKS AND RECORDS; ACCESS ...............................................   40
  9.8   COLLATERAL AUDIT ........................................................   40
  9.9   COMPLIANCE WITH LAW .....................................................   40
  9.10  INSURANCE ...............................................................   40
  9.11  AUTHORIZATIONS AND APPROVALS ............................................   40
  9.12  FURTHER ASSURANCES ......................................................   40
  9.13  INDEMNITY BY BORROWER ...................................................   41
  9.14  AFTER-ACQUIRED SUBSIDIARIES .............................................   41
  9.15  INTEREST RATE PROTECTION AGREEMENTS .....................................   41
SECTION 10 NEGATIVE COVENANTS ...................................................   41
 10.1   NEGATIVE PLEDGE .........................................................   42
 10.2   NEGATIVE PLEDGE AGREEMENTS ..............................................   42
 10.3   LIMITATIONS ON INDEBTEDNESS .............................................   42
 10.4   CERTAIN TRANSACTIONS ....................................................   42
 10.5   LIMITATION ON SALE OF ASSETS ............................................   42
 10.6   LIQUIDATION, MERGERS, CONSOLIDATIONS, RECAPITALIZATIONS,
        REORGANIZATIONS, AND DISPOSITIONS OF SUBSTANTIAL ASSETS .................   43
 10.7   LINES OF BUSINESS; RECEIVABLES POLICY ...................................   43
 10.8   ACQUISITION .............................................................   43
 10.9   RESTRICTED PAYMENTS .....................................................   43
 10.10  PREPAYMENT OF OTHER INDEBTEDNESS ........................................   43
 10.11  LIMITATION ON INVESTMENTS ...............................................   43
 10.12  SALE AND LEASEBACK TRANSACTIONS .........................................   44
 10.13  CAPITAL EXPENDITURES ....................................................   44
 10.14  LEVERAGE RATIO ..........................................................   44
 10.15  FIXED CHARGE COVERAGE RATIO .............................................   44
 10.16  TANGIBLE NET WORTH ......................................................   44
 10.17  COLLATERAL COVERAGE .....................................................   45
 10.18  ERISA ...................................................................   45
 10.19  FISCAL YEAR .............................................................   45

                                                                                  Page
                                                                                  ----
 10.20  HEDGING .................................................................   45
 10.21  TRADEMARK LICENSE AGREEMENTS ............................................   45
SECTION 11 EVENTS OF DEFAULT ....................................................   45
 11.1   EVENTS OF DEFAULT .......................................................   45
 11.2   REMEDIES UPON EVENT OF DEFAULT ..........................................   47
 11.3   PERFORMANCE BY AGENT OR LENDERS .........................................   47
SECTION 12 AGENT ................................................................   48
 12.1   APPOINTMENT .............................................................   48
 12.2   RESPONSIBILITIES ........................................................   48
 12.3   INDEMNITY ...............................................................   50
 12.4   CREDIT DECISIONS ........................................................   50
 12.5   RESIGNATION .............................................................   50
SECTION 13 MISCELLANEOUS ........................................................   51
 13.1   ACCOUNTING REPORTS ......................................................   51
 13.2   WAIVERS AND AMENDMENTS ..................................................   51
 13.3   PAYMENT OF EXPENSES .....................................................   52
 13.4   NOTICES .................................................................   52
 13.5   GOVERNING LAW ...........................................................   53
 13.6   CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS AND JURISDICTION .........   53
 13.7   INVALID PROVISIONS ......................................................   53
 13.8   MAXIMUM INTEREST RATE ...................................................   53
 13.9   NON-LIABILITY OF LENDER .................................................   55
 13.10  OFFSET ..................................................................   55
 13.11  SUCCESSORS AND ASSIGNS ..................................................   55
 13.12  SUCCESSORS AND ASSIGNS; PARTICIPATIONS ..................................   55
 13.13  HEADINGS ................................................................   58
 13.14  SURVIVAL ................................................................   58
 13.15  NO THIRD PARTY BENEFICIARY ..............................................   58
 13.16  MULTIPLE COUNTERPARTS ...................................................   58
 13.17  ENTIRETY ................................................................   58

EXHIBITS:

EXHIBIT A -- REVOLVING CREDIT NOTE
EXHIBIT B -- NOTICE OF BORROWING
EXHIBIT C -- CLOSING DOCUMENTS
EXHIBIT D -- SUBSIDIARIES
EXHIBIT E -- SUBSIDIARY GUARANTY
EXHIBIT F -- SWINGLINE NOTE
EXHIBIT G -- LETTER OF CREDIT REQUEST
EXHIBIT H -- ASSIGNMENT AND ACCEPTANCE

SCHEDULES:

SCHEDULE 1.1(a) -- EXISTING LIENS
SCHEDULE 2.1 -- LENDERS; REVOLVING CREDIT COMMITMENTS
SCHEDULE 2.2(a) -- DOMESTIC LENDING OFFICES
SCHEDULE 2.2(b) -- EURODOLLAR LENDING OFFICES
SCHEDULE 8.14(a) -- COMPLIANCE WITH LAW
SCHEDULE 8.14(b) -- COMPLIANCE WITH GOVERNMENTAL AUTHORIZATION
SCHEDULE 8.18 -- LEASES
SCHEDULE 8.19 -- PATENTS, TRADEMARKS AND COPYRIGHTS
SCHEDULE 8.20 -- ERISA
SCHEDULE 8.22 -- MATERIAL CONTRACTS
SCHEDULE 8.23 -- INVENTORY LOCATIONS
SCHEDULE 10.11 -- INVESTMENTS
SCHEDULE 13.4 -- NOTICES/CREDIT MATTERS

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT IS entered into as of the 27th day of June, 2001 by and among TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), WELLS FARGO HSBC TRADE BANK, N.A., a national banking association (the "Trade Bank"), as administrative agent for the Lenders (the "Agent"), WELLS FARGO BANK, N.A., a national banking association ("WFB") as arranger and in the capacities set forth herein, and the lenders named in Schedule 2.1 hereto (collectively, together with all successors and assigns, the "Lenders").

                                   WITNESSETH:

         WHEREAS, Borrower has requested that the Agent and the Lenders provide Borrower with an $80,000,000.00 revolving credit facility (the "Revolving Credit Loan") to: (i) refinance certain existing indebtedness of the Borrower, (ii) pay fees and expenses incurred in connection with the transactions contemplated hereby, and (iii) fund general corporate and working capital needs of the Borrower and its Subsidiaries.

         WHEREAS, the Lenders are willing to provide such facility to Borrower upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    SECTION 1

                               DEFINITION OF TERMS

         1.1 DEFINITIONS. As used in this Agreement, all exhibits and schedules hereto and in any note, certificate, report, or other Loan Documents made or delivered pursuant to this Agreement, the following terms shall have the respective meanings assigned to them in this Section 1 or in the Section or recital referred to below:

         "ACCEPTANCE DATE" means any Business Day on which a Bankers Acceptance is issued and accepted by an Accepting Bank.

         "ACCEPTANCE EXPOSURE" means, at any time, the aggregate face amount of all Bankers Acceptances outstanding at such time for which the Borrower has not yet repaid an Accepting Bank.

         "ACCEPTING BANK" means the Agent or WFB, or collectively the Accepting Banks.

         "ADJUSTED EURODOLLAR RATE" means, with respect to any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) equal to the quotient of (a) the Eurodollar Rate with respect to such Interest Period, divided by (b) the remainder of 1.00 minus the Eurodollar Reserve Requirement in effect on such date.

         "ADVANCE" means (a) the disbursement by the Lenders of a sum or sums lent to the Borrower pursuant to this Agreement (including, without limitation, Swingline Advances), (b) the conversion of a Borrowing from one type of Borrowing to another type of Borrowing pursuant to Section 2.14, and (c) the continuation of a Eurodollar Borrowing to a new Interest Period pursuant to
Section 2.14.

         "ADVANCE DATE" has the meaning set forth in Section 2.3.

         "AFFILIATE" of any Person means any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person.

         "AGREEMENT" means this Credit Agreement, including the schedules and exhibits hereto, as the same may be modified, amended, renewed, extended or restated from time to time.

         "ALTERNATE BASE BORROWING" means a borrowing bearing interest with reference to the Alternate Base Rate.

         "ALTERNATE BASE RATE" means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent (1%)) equal to the greater of (a) the Prime Rate in effect on such day, or (b) the sum of the Federal Funds Effective Rate in effect on such day plus one-half of one percent (0.5%). For purposes hereof, "Prime Rate" means at any time the rate of interest most recently announced within WFB at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of WFB's base rates and serves as the basis upon which effective WFB rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as WFB may designate. Such rate of interest is a fluctuating reference rate and may or may not at any time be the best or lowest rate charged by WFB on any loan. WFB may make loans at rates of interest at, above or below the Prime Rate. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three (3) Federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including, the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "APPLICABLE COMMITMENT FEE PERCENTAGE" means, at any time the Commitment Fee described in Section 2.4 hereof is to be paid, the following percentages per annum:

         (a) For the period from the Closing Date through the Financial Statement Delivery Day following the last day of the Fiscal quarter ending June 30, 2001, the Applicable Commitment Fee Percentage shall be 0.375%.

         (b) For each Margin Period after June 30, 2001, the following Applicable Commitment Fee Percentages per annum shall apply, and shall be determined as a function of the Total Funded Indebtedness to EBITDA Ratio, as set forth on the most recent certificate showing compliance delivered to the Agent by the Borrower pursuant to Section 9.1(b), as follows:

                TOTAL FUNDED INDEBTEDNESS              APPLICABLE COMMITMENT
                     TO EBITDA RATIO                       FEE PERCENTAGE
                -------------------------              ---------------------
         Less than 2.00 to 1.00                                 0.25%

         Greater than or equal to 2.00 to 1.00,
         but less than 2.50 to 1.00                             0.30%

         Greater than or equal to 2.50 to 1.00                 0.375%


         "APPLICABLE LENDING OFFICE" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of an Alternate Base Borrowing and such Lender's Eurodollar Lending Office in the case of a Eurodollar Borrowing.

         "APPLICABLE MARGIN" means, the following percentages per annum, which percentages shall be added to the applicable interest rates for purposes of calculating the interest rates payable to the Lenders, as more fully described by Section 2.8:

         (a) For the period from the Closing Date through the Financial Statement Delivery Date following the last day of the fiscal quarter ending June 30, 2001, the Applicable Margin for Alternate Base Borrowings shall be 0.0%, and the Applicable Margin for Eurodollar Borrowings shall be 2.00%.

         (b) For each Margin Period after June 30, 2001, (i) the Applicable Margin for Alternate Base Borrowings shall be 0.0%; and (ii) the following Applicable Margins per annum for Eurodollar Borrowings only shall apply, and shall be determined as a function of the Total Funded Indebtedness to EBITDA Ratio, as set forth on the most recent certificate showing compliance delivered to the Agent by the Borrower pursuant to Section 9.1(b), as follows:

                TOTAL FUNDED INDEBTEDNESS              APPLICABLE MARGIN FOR
                     TO EBITDA RATIO                   EURODOLLAR BORROWINGS
                -------------------------              ---------------------
         Less than 1.50 to 1.0                                 1.375%

         Greater than or equal to 1.50 to 1.00
         but less than 2.00 to 1.00                             1.50%

         Greater than or equal to 2.00 to 1.00,
         but less than 2.50 to 1.00                             1.75%

         Greater than or equal to 2.50 to 1.00                  2.00%


         "APPLICATION FOR LETTER OF CREDIT" means the application for a Letter of Credit in the form provided by the Issuing Bank.

         "ASSET SALE" means a sale of assets, properties, rights or business now owned or hereafter acquired (other than a sale or other disposition of (i) obsolete or assets no longer in use, (ii) inventory, or (iii) the equity securities of any Subsidiary) by the Borrower or any of its Subsidiaries outside the ordinary course of business.

         "ASSET SALE LIMIT" has the meaning given such term in Section 2.6 hereof.

         "ASSIGNMENT AND ACCEPTANCE" means the assignment and acceptance in the form of Exhibit H attached hereto and provided for in Section 13.12.

         "BANK" OR "BANKS" means any Lender (or the Lenders) and WFB.

         "BANKERS ACCEPTANCE" means a bill of exchange drawn by the Borrower on Agent, duly completed and accepted by the Agent, in a form customarily used by the Agent in creating bankers' acceptances and which meets the eligibility requirements provided for herein and any reasonable requirements of the Agent.

         "BORROWING" means a Eurodollar Borrowing, an Alternate Base Borrowing or a Swingline Advance.

         "BUSINESS DAY" means (a) for all purposes, any day other than a Saturday, Sunday, or day on which national banks are authorized to be closed under the laws of the States of Texas, California, and Colorado, and (b) for purposes of any Eurodollar Borrowing, a day that satisfies the requirements of clause (a) and is a day when commercial banks are open for domestic or international business in London.

         "CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures and costs of the Borrower (whether paid in cash or accrued as liabilities during that period and including that portion of Capitalized Leases of the Borrower) during such period that, in conformity with GAAP, are required to be included in or classified as property, plant or equipment or another similar fixed asset account reflected on the balance sheet of the Borrower, but not including the expenditures and costs of a Permitted Acquisition.

         "CAPITAL LEASE OBLIGATIONS" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, as determined in accordance with GAAP.

         "CLOSING DATE" means the date of this Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended, and all regulations promulgated and rulings issued thereunder.

         "COLLATERAL" means all assets, tangible or intangible, personal or mixed, including, without limitation, all accounts receivable, patents, trademarks, service marks, all other intellectual property, all software whether purchased by or developed by the Borrower or any of its Subsidiaries, general intangibles, furniture and equipment of the Borrower and its Subsidiaries, and all partnership interests, capital stock or equity securities of each Subsidiary of the Borrower.

         "COMMERCIAL LETTER OF CREDIT" means a commercial letter of credit as that term is commonly referred to within the banking industry.

         "COMMITMENT FEE" has the meaning given such term in Section 2.4 hereof.

         "CONSOLIDATED NET INCOME" means consolidated net earnings (after income taxes) of Borrower and its Subsidiaries, but excluding (a) extraordinary gains,
(b) gains due to sales or write-up of assets, (c) earnings of any Person newly acquired, if earned prior to acquisition, or (d) gains due to acquisitions of any securities of Borrower or any of its Subsidiaries.

         "CONTRACT RATE" means (a) with respect to an Alternate Base Borrowing, the Alternate Base Rate plus the Applicable Margin, and (b) with respect to a Eurodollar Borrowing, the Adjusted Eurodollar Rate plus the Applicable Margin.

         "CURRENT LIABILITIES" means current liabilities determined in accordance with GAAP.

         "DEBTOR LAWS" means all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, or similar laws from time to time in effect affecting the rights of creditors generally.

         "DISCOUNT RATE" means the rate, determined by the Agent, calculated on the basis of a year of 360 days, which is the Agent's current discount rate for bankers' acceptances having a term and face amount equal to the term and face amount of the Bankers Acceptance which Borrower has requested Agent to purchase.

         "DIVIDENDS" in respect of any corporation, means (a) cash distributions or other distributions on, or in respect of, any class of capital stock of such corporation, except for distributions made solely in shares of stock of the same class, and (b) other payments or transfers made in respect of the redemption, repurchase, or acquisition of such stock.

         "DOLLAR" means lawful money of the United States of America.

         "DOMESTIC LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name in
Schedule 2.2(a) annexed hereto, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

         "EBITDA" means, for any period comprising the most recent four quarterly periods, the sum of (a) Consolidated Net Income for such period, plus
(b) Interest Expense paid during such period which was deducted in determining such Consolidated Net Income, plus (c) all income taxes which were deducted in determining such Consolidated Net Income, plus (d) all depreciation and amortization which were deducted in determining such Consolidated Net Income, plus (e) Add-backs allowed pursuant to Article 11, Regulation S-X, of the Securities Act of 1933. Upon consummation of a Permitted Acquisition, EBITDA may be adjusted to include the financial results of the acquired entity or assets for the period comprising the four quarterly periods prior to the Permitted Acquisition, including any period of less than a full quarter, provided that the Borrower shall have provided Agent with (i) audited financial statements prepared not more than fifteen (15) months prior to the closing date of the Permitted Acquisition, or (ii) if such audited financial statements are not available, verification of the adjustments for such acquisition prepared by an accounting firm acceptable to Agent, such statements or verification, as the case may be, to be satisfactory to the Agent in its sole discretion.

         "ENVIRONMENTAL LAWS" means any Legal Requirements pertaining to air, emissions, water discharge, noise emissions, solid or liquid waste disposal, hazardous waste or materials, industrial hygiene, or other environmental, health, or safety matters or conditions on, under or about real property or any portion thereof, and similar laws of any Governmental Authority having jurisdiction over real property as such Legal Requirements may be amended or supplemented from time to time, and regulations promulgated and rulings issued pursuant to such laws.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

         "ERISA AFFILIATE" means any Subsidiary or trade or business (whether or not incorporated) which is a member of a group of which Borrower is a member and which is under common control with Borrower within the meaning of Section 414 of the Code.

         "EURODOLLAR BORROWING" means a borrowing bearing interest with reference to the Adjusted Eurodollar Rate.

         "EURODOLLAR LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name in Schedule 2.2(b) annexed hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

         "EURODOLLAR RATE" means, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, then the term "Eurodollar Rate" shall mean, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided however, if more than one rate is specified on Reuters Screen LEBO Page, then the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

         "EURODOLLAR RESERVE REQUIREMENT" means, on any day, that percentage (expressed as a decimal fraction) that is in effect on such day, as provided by the Board of Governors of the Federal Reserve System (or any successor governmental body) applied for determining the maximum reserve requirements (including, without limitation, basic, supplemental, marginal, and emergency reserves) under Regulation D with respect to "Eurocurrency liabilities" as currently defined in Regulation D or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding. Each determination by Lender of the Eurodollar Reserve Requirement shall, in the absence of manifest error, be conclusive and binding.

         "EVENT OF DEFAULT" has the meaning set forth in Section 11.1.

         "FINANCIAL STATEMENT DELIVERY DATE" shall mean (i) if the Borrower delivers the quarterly or annual financial statements before 12:00 noon Dallas, Texas time on a Business Day, then the day on which the quarterly or annual financial statements are delivered to the Agent and/or Lenders pursuant to
Section 9.1, and (ii) if the Borrower delivers the quarterly or annual financial statements on a day which is not a Business Day or on or after 12:00 noon Dallas, Texas time on a Business Day, then the Business Day after the day on which the quarterly or annual financial statements are delivered to the Agent and/or Lenders pursuant to Section 9.1.

         "FISCAL YEAR" means the fiscal year of the Borrower and its Subsidiaries for accounting purposes as designated by the Borrower to the Agent from time to time. The present Fiscal Year of the Borrower and its Subsidiaries is July 1 to June 30, which Fiscal Year may not be changed without the consent of the Agent.

         "FIXED CHARGE COVERAGE RATIO" means, for the four quarterly periods immediately preceding the date of determination for Borrower and its Subsidiaries, the ratio of (a) EBITDA determined on a consolidated basis minus Capital Expenditures minus federal, state, local and foreign income taxes divided by (b) Interest Expense plus payments made in respect of Capitalized Lease Obligations plus, for any determination based on the quarterly period ending September 30, 2001 and thereafter, implied principal payments for the twelve month period of $4,000,000.00.

         "FUNDING LOSS" has the meaning set forth in Section 2.16(e).

         "GAAP" means those generally accepted accounting principles and practices, applied on a consistent basis, which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board and the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.

         "GOVERNMENTAL AUTHORITY" means, with respect to any Person, any government (or any political subdivision or jurisdiction thereof), court, bureau, agency, or other governmental authority having jurisdiction over such Person or any of its business, operations, or properties.

         "GOVERNMENTAL AUTHORIZATION" means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

         "GUARANTORS" means each of the Subsidiaries of Borrower listed on Exhibit D attached hereto as well as any After-Acquired Subsidiary as defined in
Section 9.14.

         "GUARANTY" of any Person means any contract or understanding of such Person pursuant to which such Person guarantees, or in effect guarantees, any Indebtedness of any other Person in any manner, whether directly or indirectly, including agreements to assure the holder of the Indebtedness of the primary obligor against loss in respect thereof; except that "Guaranty" shall not include endorsements, in the ordinary course of business, of negotiable instruments or documents for deposit or collection.

         "HAZARDOUS MATERIALS" means any hazardous, toxic, or dangerous waste, substance, or material defined as such in or for the purpose of any Environmental Law.

         "HEDGE AGREEMENT" means any agreement between the Borrower and any Bank now existing or hereafter entered into, which provides for an interest rate or commodity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross-currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower's exposure to fluctuations in interest rates, currency valuations or commodity prices.

         "HSBC" means Hong Kong Shanghai Banking Corporation Limited.

         "INDEBTEDNESS" means, with respect to any Person, all indebtedness, obligations, and liabilities of such Person, contingent or otherwise, including without limitation (a) all "liabilities" which would be reflected on a balance sheet of such Person, (b) all obligations of such Person in respect of any Guaranty, letter of credit, or bankers' acceptance, (c) all obligations of such Person in respect of any lease, which in conformity with GAAP, is required to be capitalized for balance sheet purposes, (d) all obligations, indebtedness, and liabilities secured by any lien or any security interest on any property or assets of such Person, and (e) any obligations to redeem or repurchase any of such Person's capital stock, warrants, or stock equivalents.

         "INTANGIBLE ASSETS" of any Person means those assets of such Person which are (a) deferred assets, other than prepaid insurance and prepaid taxes,
(b) patents, copyrights, trademarks, trade names, franchises, goodwill, experimental expenses, and other similar assets which would be classified as intangible assets on a balance sheet of such Person, (c) unamortized debt discount and expense, and (d) assets located, and notes and receivables due from obligors domiciled, outside of the United States of America.

         "INTEREST EXPENSE" means, for Borrower and its Subsidiaries for any period, total interest expense in respect of Indebtedness actually paid or that is payable during such period, as determined in accordance with GAAP.

         "INTEREST PERIOD" means, with respect to a Eurodollar Borrowing, a period commencing:

                  (a) on the Advance Date thereof; or

                  (b) on the conversion date pertaining to such Eurodollar Borrowing, if such Eurodollar Borrowing is made pursuant to a conversion as described in Section 2.14; or

                  (c) on the last day of the preceding Interest Period in the case of a rollover to a successive Interest Period;

and ending 1, 2, 3, or 6 months thereafter, as Borrower shall elect in accordance with Section 2.13 or Section 2.14, provided that:

                  (i) any Interest Period that would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month in which case such Interest Period shall end on the next preceding Business Day;

                  (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month or at the end of such Interest Period) shall, subject to clause (i) above, end on the last Business Day of a calendar month; and

                  (iii) if the Interest Period for any Eurodollar Borrowing would otherwise end after the final maturity date of the Loan, then such Interest Period shall end on the final maturity date of the Loan.

         "INVESTMENT" in any Person means any investment, whether by means of share purchase, loan, advance, extension of credit, capital contribution, or otherwise, in or to such Person, the Guaranty of any Indebtedness of such Person, or the subordination of any claim against such Person to other Indebtedness of such Person.

         "ISSUING BANK" means (i) in the case of the issuance of Commercial Letters of Credit, the Trade Bank or HSBC or any of its Affiliates, and (ii) in the case of the issuance of Standby Letters of Credit, WFB.

         "LEGAL REQUIREMENT" means any federal, state, local, municipal, foreign, international, multi-national, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty as in effect on the date in question.

         "LETTER OF CREDIT" has the meaning given such term in Section 4.1.

         "LETTER OF CREDIT OBLIGATIONS" mean at any time the sum of (a) the aggregate then undrawn and unexpired amount of outstanding Letters of Credit and
(b) the aggregate amount of drawings under Letters of Credit not reimbursed.

         "LETTER OF CREDIT REQUEST" has the meaning specified in Section 4.2(a).

         "LIEN" means any lien, mortgage, security interest, tax lien, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of indebtedness, whether arising by agreement or under any statute or law, or otherwise.

         "LIQUID INVESTMENTS" means:

         (a) direct obligations of, or obligations the principal of and interest on which are guaranteed or insured by, the United States of America or any agency or instrumentality thereof;

         (b) (i) negotiable or nonnegotiable certificates of deposit, time deposits, bankers' acceptances or other similar banking arrangements maturing within twelve (12) months from the date of acquisition thereof ("bank debt securities"), issued by (A) any Lender or any Affiliate of Lender or (B) any other domestic bank, trust company or financial institution which has a combined capital surplus and undivided profit of not less than $100,000,000 or the dollar equivalent thereof, if at the time of deposit or purchase, such bank debt securities are rated not less than "BB" (or the then equivalent) by the rating service of Standard & Poor's Corporation or of Moody's Investors Service, (ii) commercial paper issued by any Person if at the time of purchase such commercial paper is rated not less than "A-2" (or the then equivalent) by the rating service of Standard & Poor's Corporation or not less than "P-2" (or the then equivalent) by the rating service of Moody's Investors Service, or upon the discontinuance of both of such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower, (iii) debt or other securities issued by (A) any Lender or Affiliate of any Lender or (B) or any other Person, if at the time of purchase such Person's debt or equity securities are rated not less than "BB" (or the then equivalent) by the rating service of Standard & Poor's Corporation or of Moody's Investors Service, or upon the discontinuance of both such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower and (iv) marketable securities of a class registered pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, as amended;

         (c) repurchase agreements relating to investments described in clauses
(a) and (b) above with a market value at least equal to the consideration paid in connection therewith, with any Person who has a combined capital surplus and undivided profit of not less than $100,000,000 or the dollar equivalent thereof, if at the time of entering into such agreement the debt securities of such Person are rated not less than "BBB" (or the then equivalent) by the rating service of Standard & Poor's Corporation or of Moody's Investors Service, or upon the discontinuance of both such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower; and

         (d) shares of any mutual fund registered under the Investment Company Act of 1940, as amended, which invests solely in underlying securities of the types described in clauses (a), (b) and (c) above.

         "LOAN" means the Revolving Credit Loans.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Subsidiary Guaranty, the Security Documents, and any agreements, documents (and with respect to this Agreement, and such other agreements and documents, any renewals, extensions, amendments, or supplements thereto), or certificates at any time executed or delivered pursuant to the terms of this Agreement.

         "MAJORITY LENDERS" means at any time (a) two (2) or more Lenders holding at least fifty percent (50%) or more of the then aggregate unpaid principal amount of the Advances, or (b) if no such principal amount is then outstanding, two (2) or more Lenders having at least fifty percent (50%) or more of the Total Revolving Credit Commitment.

         "MARGIN PERIOD" means a period commencing on the most recent Financial Statement Delivery Date and ending on the day before the next Financial Statement Delivery Date.

         "MATERIAL ADVERSE CHANGE" means any material adverse changes in, or effect upon, (a) the validity, performance, or enforceability of any Loan Documents, (b) the financial condition or business operations of Borrower and the Guarantors taken as a whole, or (c) the ability of Borrower to fulfill its obligations under the Loan Documents.

         "MAXIMUM RATE" has the meaning given such term in Section 13.8 hereof.

         "NOTES" means the Revolving Credit Notes and the Swingline Note.

         "NOTICE OF BORROWING" means a notice in the form of Exhibit B attached hereto.

         "OBLIGATIONS" means all present and future indebtedness, obligations, and liabilities, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to any Bank by Borrower, pursuant to this Agreement, the Notes and any of the Loan Documents, or any other financial arrangements between Borrower and any Bank, and all renewals and extensions thereof (including, but not limited to, all obligations to a Bank under letters of credit), together with all interest accruing thereon and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof.

         "OBLIGORS" means Borrower and each of the Guarantors, and "Obligor" means any one of the Obligors.

         "OTHER TAXES" has the meaning set forth in Section 2.17.

         "PERSON" includes an individual, corporation, limited liability company, joint venture, general or limited partnership, trust, unincorporated organization, or government, or any agency or political subdivision thereof.

         "PERMITTED ACQUISITION" means an acquisition of a business entity or assets for which the Borrower has received the prior consent of the Required Lenders.

         "PERMITTED LIENS" means (a) Inchoate liens for taxes, assessments or governmental charges or levies not yet due or liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (b) Liens in respect to property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business, and do not secure mechanics' liens and other similar liens arising in the ordinary course of business, and which do not in the aggregate materially detract from the value of the Borrower's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary, or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of property or assets subject to any such lien, (c) Liens in existence on the date of this Agreement as set forth on Schedule 1.1(a), plus renewals and extensions of such liens to the extent that the aggregate principal amount of the Indebtedness, if any, secured by such liens is not increased from the amount outstanding at the time of any such renewal or extension, and any such renewals or extensions do not encumber any additional assets or properties of the Borrower or any of its subsidiaries, (d) Liens placed on equipment or machinery used in the ordinary course of business of Borrower or any of its Subsidiaries, at the time of acquisition thereof by the Borrower or any such Subsidiary or within sixty days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, provided that the lien encumbering the equipment or machinery so acquired does not encumber any other asset of the Borrower or such Subsidiary, and provided further that such Indebtedness is permitted under Section 10.3(c), (e) Easements, right-of-way restrictions, encroachments and other similar charges or encumbrances and minor title deficiencies in each case not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries, (f) Statutory and common law landlord's liens under leases to which the Borrower or any of its Subsidiaries is a party, (g) Liens resulting from pledges or deposits to secure payments of workmen's compensation, unemployment insurance or other social security programs or securing the performance of surety and bid and performance bonds, tenders, leases and other obligations of similar nature, in each case incurred in the ordinary course of business (exclusive of obligations in respect to the payment for borrowed money), and (h) Liens granted by Borrower to secure its obligations under a Hedge Agreement.

         "PLAN" means an employee benefit plan or other plan maintained by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code, as amended.

         "POTENTIAL DEFAULT" means the occurrence of any event which, with the passage of time or the giving of notice, or both, could become an Event of Default.

         "PRINCIPAL DEBT" means, as of any date, the sum of the outstanding principal balance of all outstanding Borrowings hereunder as of such date.

         "RECEIVABLES" means all present and future (a) accounts, receivables, contract rights, chattel paper, documents, tax refunds, or payments of, or owned by, Borrower or its Subsidiaries, (b) insurance proceeds, patent rights, license rights, rights to refunds or indemnification, and other general intangibles of every kind or nature of, or owned by, Borrower or its Subsidiaries, and (c) all forms of obligations whatsoever owing to Borrower or its Subsidiaries together with all instruments and all documents of title representing any of the foregoing and all right, title, and interest in, and all securities and guaranties with respect to, each Receivable.

         "REQUIRED LENDERS" means at any time (a) two (2) or more Lenders holding at least sixty-six and two-thirds percent (66.67%) of the then aggregate unpaid principal amount of the Advances, or (b) if no such principal amount is then outstanding, two (2) or more Lenders having at least sixty-six and two-thirds percent (66.67%) of the Total Revolving Credit Commitment.

         "REVOLVING CREDIT COMMITMENT" means, with respect to any Lender, the Revolving Credit Commitment of such Lender as set forth in Schedule 2.1 annexed hereto, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

         "REVOLVING CREDIT LOAN" is defined in the recitals hereof.

         "REVOLVING CREDIT NOTES" means those certain Revolving Credit Promissory Notes dated even date herewith in the form of Exhibit A attached hereto, executed by Borrower, as maker, and payable to the order of the Lenders, as payee, in the aggregate original principal amount of $80,000,000.00, together with any renewals, extensions, or modifications thereof.

         "SECURITY DOCUMENTS" mean all those certain security agreements and pledge agreements set forth on Exhibit C attached hereto, and stock certificates, assignments, UCC financing statements, lien consents and waivers and all other similar documents executed by the

Borrower and/or its Subsidiaries, as the case may be, in connection with granting to the Agent for the benefit of the Lenders a Lien on substantially all of the assets of the Borrower and its Subsidiaries and the common stock of the Subsidiaries as security for the Obligations.

         "STANDBY LETTER OF CREDIT" means a standby letter of credit as that term is commonly referred to within the banking industry.

         "SUBORDINATED DEBT" has the meaning given such term in Section 10.3 hereof.

         "SUBSIDIARY" means any corporation or other business entity owned or controlled directly or indirectly, by Borrower, any Subsidiary, or any combination thereof. For this purpose, "ownership" means 50% or more of the equity interest in such corporation or other business entity.

         "SUBSIDIARY GUARANTY" means the Subsidiary Guaranty in the form of Exhibit E attached hereto to be executed by each Guarantor whereby each of the Guarantors guarantees on a joint and several basis the Obligations of Borrower to Lender under this Agreement and the Notes.

         "SWINGLINE ADVANCE" means any Advance made to Borrower pursuant to
Section 3.1 of this Agreement.

         "SWINGLINE LENDER" means the Trade Bank.

         "SWINGLINE Note" means any Swingline Note of the Borrower, executed and delivered as provided in Section 3.1 hereof, in substantially the form of Exhibit F hereto, as amended, modified or supplemented from time to time.

         "TANGIBLE NET WORTH" means, with respect to any Person at any date of determination, the sum of (a) the total amount of capital stock, including preferred stock, of such Person, plus (b) the paid-in-capital of such Person, plus (c) the retained earnings of such Person, minus (d) the treasury stock of such Person, minus (e) any Intangible Assets of such Person, and minus (f) any obligations due from stockholders, employees or Affiliates.

         "TAXES" has the meaning set forth in Section 2.17.

         "TERMINATION DATE" means the earliest of (a) the date that is three (3) years after the date of this Agreement, (b) the date that the Lenders' commitment to fund Advances hereunder is terminated pursuant to Section 11.2, or
(c) the date that the Lenders' commitment to fund Advances hereunder is reduced to zero pursuant to Section 2.1.

         "TOTAL FUNDED INDEBTEDNESS" means, as of any date, the sum of the following (without duplication): (i) all Indebtedness of Borrower as of such date, other than consolidated Current Liabilities, (ii) all Indebtedness which would be classified as "funded indebtedness" or "long-term indebtedness" on a consolidated balance sheet of Borrower prepared as of such date in accordance with GAAP, (iii) all Indebtedness, whether secured or unsecured, of Borrower having a final maturity or which is renewable or extendible at the option of the Obligor for a period ending more than one year after the date of creation thereof, notwithstanding the fact that payments made by the Obligor less than one year after the date of creation thereof and notwithstanding the fact that any amount thereof is at the time included also in consolidated Current Liabilities of such Obligor, (iv) all Indebtedness of Borrower outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year, notwithstanding the fact that any such Indebtedness is created within one year of the expiration of such agreement, and (v) all Obligations arising under this Agreement.

         "TOTAL REVOLVING CREDIT COMMITMENT" shall mean the sum of the Lenders' Revolving Credit Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement. As of the date hereof, the Total Revolving Credit Commitment is $80,000.000.00.

         "UNUSED COMMITMENT" means, as of any date, (a) the Total Revolving Credit Commitment, minus (b)(i) outstanding Advances under the Revolving Credit Commitment (but not outstanding Swingline Advances), (ii) Letter of Credit Obligations, and (iii) the Acceptance Exposure.

         1.2 ACCOUNTING TERMS. As used in this Agreement, in the Notes, and in any certificate, report, or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have, as of any date, the respective meanings given to them under GAAP and all references to balance sheets or other financial statements means such statements, prepared in accordance with GAAP as of such date.

         1.3 Rules of Construction. When used in this Agreement: (a) "or" is not exclusive; (b) a reference to a law includes any amendment or modification to such law; (c) a reference to a Person includes its permitted successors and permitted assigns; (d) except as provided otherwise, all references to the singular shall include the plural, and vice versa; (e) except as provided in this Agreement, a reference to an agreement, instrument, or document shall include such agreement, instrument, or document as the same may be amended, modified, or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents; (f) all references to Sections, Schedules, or Exhibits shall be to Sections, Schedules, or Exhibits of this Agreement, unless otherwise indicated; (g) all Exhibits to this Agreement shall be incorporated into this Agreement; (h) the words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation"; and (i) except as otherwise provided herein, in the computation of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each mean "to but excluding."


                                    SECTION 2

                            THE REVOLVING CREDIT LOAN

         2.1 REVOLVING CREDIT COMMITMENTS AND TOTAL REVOLVING CREDIT COMMITMENT. Subject to the terms and conditions of this Agreement, each Lender agrees to extend to the

Borrower from the date hereof through the Termination Date, a revolving line of credit which shall not exceed the Total Revolving Credit Commitment less (a) outstanding Advances (including Swingline Advances), (b) Letter of Credit Obligations, and (c) the Acceptance Exposure. Within the limits of this
Section 2.1 during such period, Borrower may borrow, repay, and reborrow under the Total Revolving Credit Commitment in accordance with this Agreement. Borrower shall have the right, upon three (3) Business Days' prior written notice to the Agent, to permanently reduce the unutilized portion of the Total Revolving Credit Commitment ratably among the Lenders; provided that any partial reduction shall be in the minimum amount of $2,000,000.00 or a greater integral multiple thereof; and further provided that the Total Revolving Credit Commitment shall not at any time be reduced to an amount less than the sum of the Borrowings, Letter of Credit Obligations, and the Acceptance Exposure then outstanding.

         2.2 REVOLVING CREDIT LOANS.

                  (a) AMOUNTS OF ADVANCES. Each Advance which is an Alternate Base Borrowing shall be in an amount of $500,000.00 or a greater integral multiple of $100,000.00, and each Advance which is a Eurodollar Borrowing shall be in an amount of $1,000,000.00 or a greater integral multiple of $500,000.00. Subject to the terms and conditions in this Agreement, but not later than 10:00 a.m., San Francisco, California time, on the date specified, the Agent shall make available to Borrower, at Agent's offices in San Francisco, California, the amount of a requested Advance under the Total Revolving Credit Commitment in immediately available funds.

                  (b) Loans shall be made ratably by the Lenders in accordance with their respective Revolving Credit Commitments set forth opposite their names on Schedule 2.1 hereto; provided, however, that the failure of any Lender to make any Advance shall not in itself relieve any other Lender of its obligation to lend hereunder. All Advances shall be made by the Lenders against delivery to each Lender of one (1) Revolving Credit Note, payable to the order of such Lender, as referred to in
         Section 2.5 hereof.

                  (c) Each Borrowing shall be either an Alternate Base Borrowing or a Eurodollar Borrowing as the Borrower may request in accordance with the provisions of this Agreement. Each Lender may fulfill its obligations under this Agreement by causing its Applicable Lending Office to make such Borrowing.

                  (d) Each Lender shall make its Advance on the proposed dates thereof by paying the amount required to the Agent at its principal office in Dallas, Texas in immediately available funds not later than 10:00 a.m., San Francisco, California time, and the Agent shall promptly credit the amounts so received to the general deposit account of the Borrower with the Agent in immediately available funds or, if Borrowings are not to be made on such date because any condition precedent to a borrowing herein specified is not met, return the amounts so received to the respective Lenders.

         2.3 NOTICE OF BORROWING. Borrower may request an Advance under the Total Revolving Credit Commitment by submitting to the Agent a Notice of Borrowing, which is irrevocable and binding on the Borrower. Each Notice of Borrowing must be received by the Agent no later than 10 a.m. (San Francisco, California time) on the third (3rd) Business Day before the date on which funds are requested (the "Advance Date") for any Advance that will be a Eurodollar Borrowing or no later than 10 a.m. (San Francisco, California time) on the Business Day before the Advance Date for any Advance that will be an Alternate Base Borrowing.

         2.4 COMMITMENT FEES.

                  (a) COMMITMENT FEE. Borrower agrees to pay to each Lender a commitment fee (the "Commitment Fee") on the daily Unused Commitment. The Commitment Fee shall be payable quarterly in arrears on the first day of January, April, July and October during the term hereof, commencing on the first day of July, 2001, and continuing regularly thereafter so long as the Revolving Credit Commitments are in effect, and on the Termination Date. The Commitment Fee payable to each Lender shall be in an amount equal to such Lender's pro rata share of: (i) the average daily Unused Commitment applicable to the Total Revolving Credit Commitment during such quarter (or shorter period commencing on the Closing Date or ending with the Termination Date), multiplied by
         (ii) the Applicable Commitment Fee Percentage then in effect.

                  (b) GENERALLY. Borrower acknowledges that the Commitment Fees payable hereunder are bona fide commitment fees and are intended as reasonable compensation to the Lenders for committing to make funds available to the Borrower as described herein and for no other purposes.

         2.5 REVOLVING CREDIT NOTE AND NOTE PAYMENTS.

                  (a) REVOLVING CREDIT NOTE. The Advances made under Section 2.1 by each Lender shall be evidenced by the Revolving Credit Notes in substantially the form of Exhibit A hereto, each of which shall be (i) executed by the Borrower, (ii) dated the date hereof, (iii) in a principal amount equal to such respective Lender's Revolving Credit Commitment, and (iv) payable to the order of such Lender.

                  (b) PAYMENTS.

                           (1) INTEREST PAYMENTS. Accrued interest on each Eurodollar Borrowing and on each Alternate Base Borrowing under the Revolving Credit Loan shall be due and payable on the first day of each month commencing on the first day of July, 2001, with a final scheduled interest payment on all such Borrowings on the Termination Date.

                           (2) PRINCIPAL PAYMENTS. The unpaid Principal Debt shall be due and payable on the Termination Date.

                           (3) OPTIONAL PREPAYMENTS. The Borrower shall have the right, from time to time, to prepay the unpaid Principal Debt, in whole or in part, without premium or penalty (except for any Funding Loss), upon the payment of accrued interest on the amount prepaid to and including the date of payment; provided, however, that partial prepayments of the Principal Debt shall be in an amount equal to at least $100,000.00 or a greater integral multiple of (or, if less, the unpaid Principal Debt), and provided further that the Agent receive notice of any prepayment of an Alternate Base Borrowing at least one (1) Business Day before the date of such prepayment and that the Agent receive notice of any prepayment of a Eurodollar Borrowing at least three (3) Business Days before the date of such prepayment.

         2.6 REPAYMENT FROM ASSET SALES AND SALES OF SECURITIES.

                  (a) Within ten (10) days after the Borrower's receipt thereof, the Borrower shall prepay a portion of the Principal Debt equal to one hundred percent (100%) of the net cash proceeds from any Asset Sale; provided, however, that the Borrower shall have no obligation to make any such prepayment pursuant to this Section 2.6(a) until the Borrower has received, with respect to any Fiscal Year, aggregate net cash proceeds from Asset Sales in excess of one million dollars ($1,000,000) (the "Asset Sale Limit"). With respect to any particular Asset Sale which causes the Borrower to exceed the Asset Sale Limit, the Borrower shall prepay to the Lenders only the amount equal to (i) the net aggregate amount of net cash proceeds received from all Asset Sales for the Fiscal Year in question after giving effect to such Asset Sale minus (ii) the Asset Sale Limit.

                  (b) Within ten (10) days after the Borrower's receipt of cash proceeds from the issuance by the Borrower or any of its Subsidiaries of Subordinated Debt or any of the Borrower's or any such Subsidiary's equity securities (and regardless of whether such equity securities are issued in a public or private sale), the Borrower shall prepay a portion of the Principal Debt equal to one hundred percent (100%) of the net cash proceeds from such Subordinated Debt or any such sale of equity securities.

         2.7 MANNER AND APPLICATION OF PAYMENTS.

                  (a) All payments and prepayments by the Borrower on account of principal, interest, and fees hereunder shall be made in immediately available funds without set-off, deduction or counterclaim. All such payments shall be made to the Agent at its principal office in San Francisco, California, not later than 10 a.m., San Francisco, California time, on the date due and funds received after that hour shall be deemed to have been received by the Agent on the next following Business Day. If any payment is scheduled to become due and payable on a day which is not a Business Day, then such payment shall instead become due and payable on the immediately following Business Day and interest on the principal portion of such payment shall be payable at the then applicable rate during such extension. All payments made on the Revolving Credit Loan shall be applied first to unpaid fees and expenses, then to accrued interest and then to principal.

                  (b) All principal, interest and any fees and expenses due to the Agent and the Lenders by Borrower under this Agreement, the Notes, or any Note, may, at the sole discretion of the Agent, be paid by the Agent having WFB debit any of Borrower's accounts with WFB and forwarding such amount debited to the Agent and/or the

         Lenders, without presentment, protest, demand for reimbursement or payment, notice of dishonor or any other notice whatsoever, all of which are hereby expressly waived by Borrower. Such debit may be made at the time principal, interest or any fees and expenses is due to the Agent and/or the Lenders pursuant to this Agreement, the Notes, or any collateral document or any Note.

         2.8 INTEREST OPTIONS. Except where specifically otherwise provided, Borrowings under the Revolving Credit Loan shall bear interest at an annual rate equal to the lesser of either (a) the sum of (i) the Alternate Base Rate, or
(ii) the Adjusted Eurodollar Rate (in each case as designated by the Borrower in the Notice of Borrowing or deemed designated by Borrower), as the case may be, plus (iii) the Applicable Margin, or (b) the Maximum Rate. Each change in the Alternate Base Rate and the Maximum Rate is effective, without notice to the Borrower or any other Person, upon the effective date of change.

         2.9 QUOTATION OF RATES. A responsible officer of the Borrower may call the Agent before delivering a Notice of Borrowing to receive an indication of the interest rates then in effect, but the indicated rates do not bind the Agent or the Lenders or affect the interest rate that is actually in effect when the Borrower delivers its Notice of Borrowing.

         2.10 DEFAULT RATE. If an Event of Default has occurred and is continuing, all Borrowings hereunder shall bear interest on each day outstanding at the lesser of (a) the Contract Rate plus three percent (3.0%), or (b) the Maximum Rate, or if there is no Maximum Rate in effect, then at the Contract Rate plus three percent (3.0%) per annum.

         2.11 INTEREST RECAPTURE. If the Contract Rate applicable to any Borrowing exceeds the Maximum Rate, then the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the Contract Rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if Contract Rate had always been in effect. If at the due date (stated or by acceleration) the total interest paid or accrued is less than the interest that would have accrued if the Contract Rate had always been in effect, then, at that time and to the extent permitted by law, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest that would have accrued if the Contract Rate had always been in effect and the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Borrowings.

         2.12 INTEREST CALCULATIONS.

                  (a) Interest on all Borrowings will be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days (unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest will be calculated on the basis of a year of 365 or 366 days, as the case may
         be). All interest rate determinations and calculations by Lender are conclusive and binding absent manifest error.

                  (b) The provisions of this Agreement relating to calculation of the Alternate Base Rate and the Eurodollar Rate are included only for the purpose of determining the rate of interest or other amounts to be paid under the Agreement that are based upon those rates. The Agent may fund and maintain its funding of all or any part of each Borrowing as it selects.

         2.13 SELECTION OF INTEREST OPTION. On making a Notice of Borrowing under Section 2.3, the Borrower shall advise the Agent as to whether the Advance shall be (a) a Eurodollar Borrowing, in which case the Borrower shall specify the applicable Interest Period therefor or (b) an Alternate Base Borrowing. Notwithstanding anything to the contrary contained herein, no more than seven
(7) Interest Periods shall be in effect at any one time with respect to Eurodollar Borrowings.

         2.14 ROLLOVERS AND CONVERSIONS. Subject to the dollar limits of Section 2.2, the Borrower may (a) convert a Eurodollar Borrowing under the Revolving Credit Loan on the last day of the applicable Interest Period to an Alternate Base Borrowing, (b) convert an Alternate Base Borrowing under the Revolving Credit Loan at any time to a Eurodollar Borrowing (subject to the Interest Period limitations contained in Section 2.13), and (c) elect a new Interest Period for a Eurodollar Borrowing, by giving a Notice of Borrowing to the Agent no later than 10 a.m. San Francisco, California time on the third (3rd) Business Day before the conversion date or the last day of the Interest Period, as the case may be (for conversion to a Eurodollar Borrowing or election of a new Interest Period), and no later than 10 a.m. San Francisco, California time one
(1) Business Day before the last day of the Interest Period (for conversion to an Alternate Base Borrowing). Absent the Borrower's Notice of Borrowing, a Eurodollar Borrowing shall be deemed converted to an Alternate Base Borrowing effective when the applicable Interest Period expires. During the existence and continuation of an Event of Default hereunder, the Borrower may not make an election to convert an Alternate Base Borrowing to a Eurodollar Borrowing, or continue a Eurodollar Borrowing as such by electing a new Interest Period.

         2.15 BOOKING BORROWINGS. To the extent permitted by law, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates. However, no Affiliate is entitled to receive any greater payment under Section 2.16 than such Lender would have been entitled to receive with respect to those Borrowings. Each Lender agrees that it will use its reasonable efforts (consistent with its internal policies and applicable law) to make, carry, maintain, or transfer its Borrowings with its Affiliates or branch offices in an effort to eliminate or reduce to the extent possible the aggregate amounts due to it under Sections
2.16 if, in its reasonable judgment, such efforts will not be disadvantageous to it.

         2.16 SPECIAL PROVISIONS FOR EURODOLLAR BORROWINGS.

                  (a) BASIS UNAVAILABLE OR INADEQUACY OF EURODOLLAR LOAN PRICING. If with respect to an Interest Period for any Eurodollar Borrowing, (a) any Lender determines that, by reason of circumstances affecting the interbank Eurodollar market generally, deposits in Dollars (in the applicable amounts) are not being offered to or by such Lender in the interbank Eurodollar market for such Interest Period, or
         (b) any Lender determines
         that the Eurodollar Rate as determined by such Lender will not adequately and fairly reflect the cost to such Lender of maintaining or funding the Eurodollar Borrowing for such Interest Period, then the Agent shall forthwith give notice thereof to Borrower, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligation of the Lenders to make Eurodollar Borrowings shall be suspended and (ii) the Borrower shall either (A) repay in full the then-outstanding principal amount of the Eurodollar Borrowings, together with accrued interest thereon by the last day of the then current Interest Period applicable to such Eurodollar Borrowings, or (B) convert such Eurodollar Borrowings to Alternate Base Borrowings on the last day of the then current Interest Period applicable to each such Eurodollar Borrowing.

                  (b) ILLEGALITY. If, after the date of this Agreement, the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency, shall make it unlawful or impossible for such Lender to make, maintain or fund Eurodollar Borrowings, then the Agent shall so notify the Borrower. Before giving any notice pursuant to this Section, such Lender shall designate a different Eurodollar Lending Office if such designation will avoid the need for giving such notice and will not be otherwise disadvantageous to such Lender (as determined in good faith by such Lender). Upon receipt of such notice, the Borrower shall either (i) repay in full the then outstanding principal amount of all Eurodollar Borrowings, together with accrued interest thereon, or (ii) convert each Eurodollar Borrowing to an Alternate Base Borrowing, on either (A) the last day of the then-current Interest Period applicable to such Eurodollar Borrowing if such Lender may lawfully continue to maintain and fund such Eurodollar Borrowing to such day or (B) immediately if such Lender may not lawfully continue to fund and maintain such Eurodollar Borrowing to such day, provided that the Borrower shall be liable for any Funding Loss arising pursuant to such conversion.

                  (c) INCREASED COSTS FOR EURODOLLAR BORROWINGS. If any Governmental Authority, central bank, or other comparable authority, shall at any time impose, modify, or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System but excluding any reserve requirement included in the Eurodollar Reserve Requirement), special deposit, or similar requirement against assets of, deposits with, or for the account of, or credit extended by any Lender, or shall impose on any Lender (or its Eurodollar Lending Office) or the interbank Eurodollar market any other condition affecting its Eurodollar Borrowings, the
         Note issued to such Lender, or its obligations to make Eurodollar Borrowings; and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining Eurodollar Borrowings, or to reduce the amount of any sum received or receivable by such Lender under this Agreement, or under the Note issued to such Lender, by an amount deemed by such Lender to be material, then, within five (5) Business Days' after demand by such Lender, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction. Such Lender will promptly notify Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section. No failure by any Lender to immediately demand payment of any additional amounts payable hereunder shall constitute a waiver of such Lender's right to demand payment of such amounts at any subsequent time. A certificate of a Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder, together with a description in reasonable detail of the manner in which such amounts have been calculated, shall be conclusive in the absence of manifest error. If any Lender demands compensation under this Section, then the Borrower may at any time, upon at least five (5) Business Days' prior notice to the Agent, either (i) repay in full the then outstanding principal amount of all Eurodollar Borrowings, together with accrued interest thereon, or (ii) convert such Eurodollar Borrowings to Alternate Base Borrowings in accordance with the provisions of this Agreement; provided, however, that the Borrower shall be liable for any Funding Loss arising pursuant to such actions.

                  (d) EFFECT ON SUBSEQUENT BORROWINGS. If notice has been given pursuant to Section 2.16(a) or Section 2.16(b) requiring that Eurodollar Borrowings to be repaid or converted, then unless and until the Agent notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all subsequent Borrowings shall be Alternate Base Borrowings. If the Agent notifies the Borrower that the circumstances giving rise to such repayment no longer apply, then the Borrower may thereafter select Borrowings to be Eurodollar Borrowings in accordance with Section 2.13 and Section 2.14.

                  (e) FUNDING LOSSES. Borrower shall indemnify the Agent and the Lenders against any loss or reasonable expense (such loss or expense is referred to herein as a "Funding Loss" such term including, but not limited to, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or redeploying deposits from third parties acquired to effect or maintain such Borrowing or any part thereof as a Eurodollar Borrowing) which Lender may sustain or incur as a consequence of (i) any failure by Borrower to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in Section 7, (ii) any failure by Borrower to borrow hereunder or to convert Borrowings hereunder after a Notice of Borrowing has been given, (iii) any payment, prepayment, or conversion of a Eurodollar Borrowing required or permitted by any other provisions of this Agreement, including, without limitation, payments made due to the acceleration of the maturity of the Borrowings pursuant to Section 11.2, or otherwise made on a date other than the last day of the applicable Interest Period, (iv) any default in the payment or prepayment of the principal amount of any Borrowing or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise), or (v) the occurrence of an Event of Default. The term "Funding Loss" includes, without limitation, an amount equal to the excess, if any, as determined by such Lender of (A) its cost of obtaining the funds for the Borrowing being paid, prepaid or converted or not borrowed or converted (based on the Adjusted Eurodollar Rate applicable thereto) for the period from the date of such payment, prepayment or conversion or failure to borrow or convert to the last day of the

         Interest Period for such Borrowing (or, in the case of a failure to borrow or convert, the Interest Period for the Borrowing which would have commenced on the date of such failure to borrow or convert) over
         (B) the amount of interest (as estimated by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid or converted or not borrowed or converted for such period or Interest Period, as the case may be. A certificate of Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16(e), together with a description in reasonable detail of the manner in which such amounts have been calculated, shall be delivered to Borrower and shall be conclusive, absent manifest error. Borrower shall pay to such Lender the amount shown as due on any certificate within five (5) Business Days after its receipt of the same. Notwithstanding the foregoing, in no event shall Lender be permitted to receive any compensation hereunder constituting interest in excess of the Maximum Rate. Without prejudice to the survival of any other obligations of Borrower hereunder, the obligations of Borrower under this Section 2.16(e) shall survive the termination of this Agreement and/or the payment of the Notes.

         2.17 CAPITAL ADEQUACY. If, after the date hereof, the Agent or any Lender shall have determined that either (a) the adoption of any applicable law, rule, regulation, or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with, the interpretation or administration thereof, or (b) compliance by the Agent or such Lender (or any lending office of such Lender) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital as a consequence of its or Borrower's obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change, or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within fifteen (15) days after demand by Lender, Borrower shall pay to such Lender such additional amount or amounts as will adequately compensate such Lender for such reduction. Such Lender or the Agent will promptly notify Borrower of any event of which it has actual knowledge, occurring after the date thereof, which will entitle such Lender to compensation pursuant to this Section 2.17. A certificate of such Lender claiming compensation under this Section 2.17 and setting forth the additional amount or amounts to be paid to it hereunder, together with the description of the manner in which such amounts have been calculated, shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         2.18 TAXES.

                  (a) Any and all payments by Borrower hereunder or under the Notes shall be made free and clear of and without deduction for any and all present or fixture taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto (hereinafter referred to as "Taxes", excluding taxes imposed on any Lender's income, and franchise taxes imposed on any Lender, by the jurisdiction under the laws of which any Lender is organized or is or should be qualified to do business or any political subdivision thereof and, taxes imposed on any Lender's income, and franchise taxes imposed on any Lender by the jurisdiction of such Lender's lending office or any political subdivision thereof.) If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the Notes to any Lender, then (i) the sum payable to such Lender shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.17), such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted by the relevant taxation authority or other authority in accordance with applicable law

                  (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Loan Documents or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or the other Loan Documents (hereinafter referred to as "Other Taxes").

                  (c) The Borrower will indemnify the Agent and any Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.17) paid by the Agent or any such Lender or any liability (including penalties and interest) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within five (5) Business Days from the date the Agent or any such Lender makes written demand therefor.

                  (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.17 shall survive the payment in full of principal and interest hereunder and under the other Loan Documents.


                                    SECTION 3

                               SWINGLINE ADVANCES

         3.1 SWINGLINE ADVANCES. Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make, from time to time, Swingline Advances to the Borrower from the Closing Date to the Termination Date, in an aggregate principal amount at any time outstanding not to exceed ten million dollars ($10,000,000). In addition to the other terms and conditions of this Agreement, such Swingline Advances shall be subject to the following conditions:
(i) At any time when the Swingline Lender has made Swingline Advances to the Borrower, such outstanding Swingline Advances shall be included in calculating the amounts outstanding under the Swingline Lender's Revolving Credit Commitment; (ii) the obligation of the Borrower to repay the Swingline Advances shall be evidenced by a Swingline Note prepared by the Borrower, duly executed on behalf of the Borrower, dated even date herewith, substantially in the form of Exhibit F hereto, delivered by the Borrower and payable to the Swingline Lender in a principal amount equal of $10,000,000; (iii) subject to the provisions of

Section 13.8 hereof, each Swingline Advance shall bear interest at a rate per annum equal to the Alternate Base Rate then in effect, which interest shall be payable on the first day of each month a Swingline Advance is outstanding; (iv) Swingline Advances shall be considered Alternate Base Borrowings for purposes of
Section 2.2(a) hereof; (v) the Borrower shall request a Swingline Advance by submitting a Notice of Borrowing, which is irrevocable and binding on the Borrower, and which must be received by the Swingline Lender no later than 10:00 a.m. (San Francisco, California time) on the Business Day on which funds are requested; (vi) any Swingline Advances made to the Borrower must be repaid in full to the Swingline Lender within ten (10) Business Days after the date such Swingline Advance is made; (vii) Swingline Advances shall not be made if such Swingline Advances would cause the unpaid amount of the Advances, including all Swingline Advances outstanding, together with Letter of Credit Obligations and the Acceptance Exposure, to exceed the Total Revolving Credit Commitment; and (viii) any payments made by the Borrower to the Agent during a period when a Swingline Advance is outstanding shall be applied first to the unpaid interest on such Swingline Advance, secondly to the unpaid principal of such Swingline Advance, and thereafter in accordance with the terms of this Agreement. Swingline Advances shall reduce the available amount of the Total Revolving Credit Commitment, as provided in Section 2.1, but shall not be taken into account as an Advance in calculating the Unused Commitment for purposes of assessing the Commitment Fee under Section 2.4.


                                    SECTION 4

                                LETTERS OF CREDIT

         4.1 LETTERS OF CREDIT.

                  (a) Subject to and upon the terms and conditions herein set forth, the Issuing Bank agrees that it will at any time and from time to time on or after the Closing Date and prior to the Termination Date, following its receipt of a Letter of Credit Request and Application for Letter of Credit, issue for the account of the Borrower and in support of the obligations of the Borrower or any of its Subsidiaries, one or more Commercial Letters of Credit and Standby Letters of Credit (collectively, the "Letters of Credit"), up to a maximum amount outstanding at any one time for all Letters of Credit of $20,000,000, provided that the Issuing Bank shall not issue any Letter of Credit if at the time of such issuance: (i) Letter of Credit Obligations (including such Letter of Credit) shall be greater than an amount which, when added to all Advances then outstanding and the Acceptance Exposure, would exceed the Total Revolving Credit Commitment or (ii) the expiry date or, in the case of any Letter of Credit containing an expiration date that is extendible at the option of the Issuing Bank, the initial expiry date, of such Letter of Credit is a date that is later than the Termination Date. In addition to the restrictions described above, the following shall apply:

                           (i) For each Commercial Letter of Credit issued on behalf of the Borrower:

                           (A) the expiry date shall not be longer than one
hundred eighty (180) days from the date of issuance;

                           (B) at the time of issuance, the Borrower shall pay
to the Agent for the benefit of the Lenders an issuance fee equal to the greater of (x) 0.125% of the amount of the Commercial Letter of Credit issued, or (y) $150; and

                           (C) within ten (10) days of issuance, the Borrower
shall pay to the Issuing Bank, such other fronting, amendment, transfer, negotiation and other fees as determined in accordance with the Issuing Bank's then current fee policy regarding Commercial Letters of Credit;

                  (ii) For each Standby Letter of Credit issued on behalf of the
Borrower:

                           (A) the expiry date shall not be longer than one (1)
year from the date of issuance;

                           (B) the Borrower shall pay to the Agent for the
benefit of the Lenders a quarterly letter of credit fee equal to (x) the average daily undrawn amount of such Standby Letter of Credit during such quarter (or shorter period commencing on the Closing Date or ending with the Termination
Date), multiplied by (y) the Applicable Margin per annum for Eurodollar Borrowings, which fees shall be payable quarterly in arrears on the first day of January, April, July and October during the term hereof, commending on the Closing Date, and continuing regularly thereafter so long as the Revolving Credit Commitments are in effect, and on the Termination Date; and

                           (C) within ten (10) days of issuance, the Borrower
shall pay to the Issuing Bank such other fronting, amendment, transfer, negotiation and other fees as determined in accordance with the Issuing Bank's then current fee policy regarding Standby Letters of Credit;

         (b) The Issuing Bank shall neither renew or extend nor permit the renewal or extension of any Letter of Credit if any of the conditions precedent to such renewal set forth in Section 7.2 are not satisfied or waived or, after giving effect to such renewal, the expiry date of such Letter of Credit would be a date that is later than the Termination Date.

4.2 LETTER OF CREDIT REQUESTS.

         (a) Whenever the Borrower desires that a Letter of Credit be issued for its account or that the existing expiration date shall be extended, it shall give the Issuing Bank (and the Issuing Bank shall send copies to the Agent and each other Lender) (i) in the case of a Letter of Credit to be issued, at least three (3) Business Days' prior written request therefor and (ii) in the case of the extension of the existing expiry date of any Letter of Credit, at least three (3) Business Days prior to the date on which the Issuing

Bank must notify the beneficiary thereof that the Issuing Bank does not intend to extend such existing expiry date. Each such request shall be executed by the Borrower and shall be in the form of Exhibit G attached hereto (each a "Letter of Credit Request") and shall be accompanied by an Application for Letter of Credit therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank or the Agent may reasonably request. Each Letter of Credit shall be denominated in U.S. dollars, shall expire no later than the date specified in
Section 4.1, shall not be in an amount greater than is permitted under Section 4.1(a) and shall be in such form as may be reasonably approved from time to time by the Issuing Bank and the Borrower.

         (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, this Agreement. Unless the Issuing Bank has determined that or has received notice from any Lender before it issues the respective Letter of Credit or extends the existing expiry date of a Letter of Credit that one or more of the conditions specified in Section 7 are not then satisfied, or that the issuance of such Letter of Credit would violate this Agreement, then the Issuing Bank shall issue the requested Letter of Credit for the account of the Borrower in accordance with the Issuing Bank's usual and customary practices. Upon its issuance of any Letter of Credit or the extension of the existing expiry date of any Letter of Credit, as the case may be, the Issuing Bank shall promptly notify the Borrower and the Agent and the Agent shall notify each Lender of such issuance or extension, which notices shall be accompanied by a copy of the Letter of Credit actually issued or a copy of any amendment extending the existing expiry date of any Letter of Credit, as the case may be.

4.3 LETTER OF CREDIT PARTICIPATIONS.

         (a) All Letters of Credit issued subsequent hereto shall be deemed to have been sold and transferred by the Issuing Bank to each Lender, and each Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, (to the extent of such Lender's percentage participation in the Revolving Credit Commitments) in each such Letter of Credit (including extensions of the expiry date thereof), each substitute Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement and the other Loan Documents with respect thereto, and any security therefor or guaranty pertaining thereto.

         (b) In determining whether to pay under any Letter of Credit, the Issuing Bank shall have no obligation relative to the Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit.

         (c) In the event that the Issuing Bank makes any payment under any Letter of Credit, the same shall be considered an Alternate Base Borrowing without further action by any Person. The Issuing Bank shall promptly notify the Agent, which shall promptly notify each Lender and the Borrower thereof. Each Lender shall immediately pay to the Agent for the account of the Issuing Bank the amount of such Lender's percentage participation of such Advance. If any Lender shall not have so made its percentage participation available to the Agent, such Lender agrees to pay interest thereon, for each day from such date until the date such amount is paid at the lesser of (i) the Federal Funds Effective Rate and (ii) the Maximum Rate.

         (d) The Issuing Bank shall not be liable for, and the obligations of the Borrower and the Lenders to make payments to the Agent for the account of the Issuing Bank with respect to Letters of Credit shall not be subject to, any qualification or exception whatsoever, including any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                  (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit, the Agent, any Issuing Bank, any Lender, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

                  (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

                  (v) the occurrence of any Event of Default.

         (e) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted in connection with any Letter of Credit, except for errors or omissions caused by such Issuing Bank's gross negligence or willful misconduct. IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT SUCH ISSUING BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS (OTHER THAN WITH RESPECT TO ANY CLAIMS BY THE ISSUING BANK AGAINST ANY SUCH OFFICER, DIRECTOR, EMPLOYEE OR AGENT THEREOF) SHALL BE INDEMNIFIED AND HELD HARMLESS FROM, SUBJECT TO THE SAME TYPE OF PROTECTIONS SET FORTH IN SECTION 9.12, ANY ACTION TAKEN OR OMITTED BY SUCH PERSON UNDER OR IN CONNECTION WITH ANY LETTER OF CREDIT OR ANY RELATED DRAFT OR DOCUMENT ARISING OUT OF OR RESULTING FROM SUCH PERSON'S SOLE OR CONTRIBUTORY NEGLIGENCE, BUT NOT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON. The Borrower agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in accordance with the standards of care specified in the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Issuing Bank) and, to the extent not inconsistent therewith, the Uniform Commercial Code of the State of Texas, shall not result in any liability of the Issuing Bank to the Borrower.

4.4 INCREASED COSTS.

         (a) Notwithstanding any other provision herein, but subject to Section 13.8, if any Lender (including for purposes of this Section 4.4 the Issuing
Bank) shall have determined in good faith that any change after the Closing Date of any law, rule, regulation or guideline or the application or effectiveness of any applicable law or regulation or any change after the Closing Date in the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) with any applicable guideline or request from any central bank or governmental authority (whether or not having the force of law) issued after the Closing Date either (i) shall impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued, or participated in, by any Lender or (ii) shall impose on any Lender any other conditions affecting this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Lender of issuing, maintaining or participating in any Letter of Credit, or reduce the amount received or receivable by any Lender hereunder with respect to Letters of Credit, by an amount deemed by such Lender to be material, then, from time to time, the Borrower shall pay to the Agent for the account of such Lender such additional amount or amounts as will reasonably compensate such Lender for such increased cost or reduction by such Lender.

         (b) Each Lender will notify the Borrower through the Agent of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to subsection (a) above, as promptly as practicable. A certificate of such Lender (i) stating that the compensation sought to be recovered pursuant to this Section 4.4 is generally being charged to other similarly situated customers and (ii) setting forth in reasonable detail such amount or amounts as shall be necessary to compensate such Lender as specified in subsection (a) above may be delivered to the Borrower (with a copy to the Agent) and shall be conclusive absent manifest error. The Borrower shall pay to the Agent for the account of such Lender the amount shown as due on any such certificate upon demand; provided that with respect to events occurring prior to any notice given under this Section 4.4(b), such Lender shall only be entitled to recover compensation for such events occurring over a period of 120 days.

         (c) Except as expressly provided in Section 4.4(b), failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any Letter of Credit shall not constitute a waiver of such Lender's rights to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to such Letter of Credit.

         4.5 CONFLICT BETWEEN APPLICATIONS AND AGREEMENT. To the extent that any provision of any application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control.

                                    SECTION 5

                               BANKERS ACCEPTANCES

         5.1 BANKERS ACCEPTANCES.

                  (a) The Accepting Banks agree, on the terms and conditions of this Agreement, to accept and, immediately thereafter, purchase Bankers Acceptances from the Borrower from and after the Closing Date in an aggregate amount at any one time outstanding up to, but not exceeding $20,000,000; provided, that the sum of: (i) the Acceptance Exposure at any one time outstanding, (ii) the outstanding Advances (including Swingline Advances), and (iii) the Letter of Credit Obligations at such time shall not exceed the Total Revolving Credit Commitment.

                  (b) The purchase price of each Bankers Acceptance presented to the Accepting Bank for acceptance and purchase will be the face amount of the Bankers Acceptance less (i) a discount calculated at the Discount Rate, less (ii) an acceptance commission equal to the Applicable Margin for Eurodollar Borrowings prevailing at the time the Request for Acceptance and Purchase is received by the Agent minus 0.125%, less (iii) an administrative fee equal to 0.05% of the face amount of the Bankers Acceptance.

                  (c) To be eligible for acceptance and purchase hereunder, a Bankers' Acceptance must meet the following requirements:

                           (i) the face amount must be at least $1,000,000 and may not exceed $5,000,000;

                           (ii) The maturity must be 30, 60, 90 or 180 days, and such maturity may not exceed the Termination Date; and

                           (iii) Any additional requirement reasonably imposed by the Accepting Bank and notified to the Borrower.

         5.2 PROCEDURES FOR PURCHASE OF BANKERS ACCEPTANCES. In order to request acceptance and purchase of a Bankers Acceptance, the Borrower shall give the Accepting Bank a Request for Acceptance and Purchase ("Request") not later than 10 a.m. (San Francisco, California time) one (1) Business Day prior thereto of each request, which Request shall specify (i) the aggregate amount of Bankers Acceptances to be accepted and purchased by the Accepting Bank, (ii) the maturity of the Bankers Acceptance, and (iii) the proposed Acceptance Date. Promptly following the receipt of such Request the Accepting Banks will notify the Borrower of the Discount Rate for the specified Acceptance Date. The Accepting Banks may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers Acceptances purchased by it.

         5.3 REPLACEMENT/RENEWAL/CONVERSION OF BANKERS ACCEPTANCES. Subject to the terms of this Agreement, the Borrower may elect to cause a replacement Bankers Acceptance to be issued, accepted and purchased to replace all or any part of any Bankers Acceptance at the maturity thereof by giving a notice of such election to be received by the Accepting Banks not later than 10 a.m. San Francisco, California time one (1) Business Day prior thereto, specifying the amount of such new Bankers Acceptance and the maturity date thereof. In the absence of such a timely and proper election for renewal, if the Borrower does not make payment to the Accepting Banks on maturity as provided in Section 5.4, the Borrower shall be deemed to have elected to convert such Bankers Acceptance to an Alternate Base Borrowing. All or any part of any Bankers Acceptance may be renewed as provided herein, provided that (i) any renewal Bankers Acceptance shall meet all requirements for Bankers Acceptances hereunder, (ii) no Event of Default shall have occurred and be continuing and (iii) the Borrower shall have paid to the Accepting Banks an amount equal to the difference, if any, between the amount due on the maturing Bankers Acceptance and the face amount of the new Bankers' Acceptance. If an Event of Default shall have occurred and be continuing, each Bankers Acceptance shall be paid by Borrower at maturity as provided in Section 5.4 and may not be renewed or converted into an Alternate Base Borrowing.

         5.4 PAYMENT OF BANKERS ACCEPTANCES. Bankers Acceptances shall be payable in accordance with the following provisions:

                  (a) If the Borrower elects not to renew a Bankers Acceptance on maturity as provided in Section 5.3 or to convert such Bankers Acceptance to an Alternate Base Borrowing pursuant to Section 5.4(b), the Borrower shall pay the face amount of the Bankers Acceptance to the Accepting Banks on maturity.

                  (b) In the event the Borrower fails to notify the Accepting Banks in writing, not later than 10 a.m. San Francisco, California time, one (1) Business Day prior to any maturity date of a Bankers Acceptance, that the Borrower intends to pay with its own funds the amount of the Bankers Acceptances due on such maturity date, the Borrower shall be deemed, for all purposes, to have given the Accepting Banks notice to convert the amount of such Bankers Acceptances into an Alternate Base Borrowing, except that:

                           (i) such maturity date shall be considered to be the borrowing date of such Alternate Base Borrowing; and

                           (ii) the proceeds of such Alternate Base Borrowing shall be used to pay the amount of the Bankers Acceptance due on such maturity date.

         5.5 ACCEPTANCE EXPOSURE. In the event of the occurrence of any Event of Default, the Accepting Banks may notify the Borrower that an amount equal to the Acceptance Exposure is deemed to be forthwith due and owing by the Borrower to the Accepting Banks as of the date of any such occurrence; and upon receipt of such notice the Borrower's obligation to pay such amount shall be absolute and unconditional, without regard to maturity dates of the outstanding Bankers Acceptances, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower may now or hereafter have against the Accepting Banks or the Lenders or any other Person for any reason whatsoever. Payments received by the Accepting Banks shall be held by the Accepting Banks as cash collateral securing the Acceptance Exposure in an account or accounts at the Accepting Banks' principal office in San Francisco, California; and the Borrower hereby, and by its deposit with the Accepting Banks, grants to the Accepting Banks a security interest in such cash collateral. In the event of any payments hereunder by the Borrower of amounts owing under any Bankers Acceptances, the Accepting Banks agree, if the Event of Default has been cured or waived or if no other amounts are then due and payable under this Agreement, the Notes or any other Loan Document, to remit to the Borrower amounts held hereunder as cash collateral.

         5.6 MISCELLANEOUS BANKERS ACCEPTANCE PROVISIONS.

                  (a) The Borrower waives presentment for payment and, except to the extent of the gross negligence or willful misconduct of the Accepting Banks, any other defense to payment of any amounts due to the Accepting Banks in respect of a Bankers Acceptance accepted and purchased by it pursuant to this Agreement which might exist solely by reason of such Bankers Acceptance being held, at the maturity thereof, by the Accepting Banks in its own right and the Borrower agrees not to claim any days of grace if the Accepting Banks as holder sues the Borrower on the Bankers Acceptance for payment of the amount payable by the Borrower thereunder. On the specified maturity date of a Bankers Acceptance, or such earlier date as may be required or permitted pursuant to the provisions of this Agreement, the Borrower shall pay the Agent the full face amount of such Bankers Acceptance.

                  (b) The Borrower shall pay on demand to the Accepting Banks at the face amount of any Bankers Acceptance presented to the Accepting Banks for payment and paid by the Accepting Banks that has been unlawfully issued or used or put into circulation fraudulently or without authority, and shall indemnify the Accepting Banks against any loss, cost, damage, expense or claim regardless of by whomsoever made that the Accepting Banks may suffer or incur by reason of any fraudulent, unauthorized or unlawful issue or use of any such Bankers Acceptance, other than as is caused by the gross negligence or willful act or omission of the Accepting Banks or any of its officers, employees, agents or representatives failing to use the same standard of care in the custody of such Bankers Acceptance as it uses in the custody of its own property of a similar nature.

                                    SECTION 6

                             SECURITY AND GUARANTEES

         6.1 SECURITY. The Borrower's Obligations under this Agreement and the Notes shall be secured by the security interests granted in favor of the Banks in the Collateral pursuant to the Security Documents to be executed by the Borrower and each Subsidiary and delivered to the Agent pursuant to Section 7.1.

         6.2 GUARANTEES. Payment of the Borrower's Obligations shall be guaranteed by each of the Guarantors pursuant to the Subsidiary Guaranty to be executed by each Guarantor and delivered to the Agent pursuant to Section 7.1.


                                    SECTION 7

                              CONDITIONS PRECEDENT

         7.1 EFFECTIVENESS OF AGREEMENT. The effectiveness of this Agreement and the Agent and Lenders' obligations hereunder are subject to the conditions precedent that:

                  (a) the Agent and the Lenders shall have received duly executed copies of each of the documents listed on Exhibit C, each dated as of the date of the initial Advance, and each in form and substance reasonably satisfactory to the Agent;

                  (b) the Agent and the Lenders shall have performed a due diligence examination reasonably satisfactory in all respects to the Agent and the Lenders;

                  (c) the Agent and the Lenders shall have performed an examination of the Collateral, including a full examination of the Borrower's accounts receivable and inventory, reasonably satisfactory in all respects to the Agent;

                  (d) the Agent and the Lenders shall have received a reasonably satisfactory appraisal on the Borrower's and Subsidiaries' real property;

                  (e) no Material Adverse Change shall have occurred prior to the Closing Date;

                  (f) Borrower shall have paid to the Agent and the Lenders (i) all fees to be received by the Agent and the Lenders pursuant to this Agreement or any other Loan Document and (ii) an amount disclosed to the Borrower prior to the Closing Date, approved by the Borrower, and equal to the estimated costs and out-of-pocket expenses of the Agent's counsel incurred in connection with the preparation, execution, and delivery of the Loan Documents and the consummation of the transactions contemplated thereby;

                  (g) WFB, as arranger, shall have completed a syndication of the credit facility evidenced by this Agreement satisfactory to WFB and the Borrower in all respects; and

                  (h) all other matters and conditions relating to the Borrower and the transactions contemplated hereby shall be reasonably satisfactory to the Agent and the Lenders.

         7.2 ALL ADVANCES. The obligations of the Lenders to make any Advance, the Issuing Bank to issue any Letter of Credit or the Agent to accept and purchase Bankers Acceptances under this Agreement (including the initial Advance under the Revolving Credit Loan) shall be subject to the conditions precedent that as of the date of such Advance, Letter of Credit or acceptance of a Bankers Acceptance and after giving effect thereto:

                  (a) there exists no Potential Default or Event of Default;

                  (b) no Material Adverse Change has occurred since the date of the financial statements referenced in Section 8.6;

                  (c) the Agent shall have received from Borrower a Notice of Borrowing or a request for the issuance of a Letter of Credit or acceptance of a Bankers Acceptance dated as of the date of such Advance, Letter of Credit or acceptance, and all of the statements contained in such Notice of Borrowing or request for the issuance of a Letter of Credit or acceptance of a Bankers Acceptance shall be true and correct; and

                  (d) the representations and warranties contained in each of the Loan Documents shall be true in all material respects as though made on the date of such Advance except those representations and warranties that specifically relate to a particular date.


                                    SECTION 8

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to make the Advances hereunder, Borrower represents and warrants to the Agent and the Lenders that:

         8.1 ORGANIZATION AND GOOD STANDING. Each of Borrower and the Guarantors is a corporation duly organized and in good standing under the laws of the state of its incorporation or organization is duly qualified as a foreign corporation or other business entity and in good standing in all states in which Borrower or the Guarantors maintain an office, has the corporate and legal power and authority to own its properties and assess and to transact the business in which it is engaged in each jurisdiction in which it operates, and is or will be qualified in those states wherein it proposes to transact business in the future.

         8.2 AUTHORIZATION AND POWER. Each Obligor has full power and authority to execute, deliver, and perform the Loan Documents to be executed by such Person, all of which has been duly authorized by all proper and necessary corporate or legal action.

         8.3 NO CONFLICTS OR CONSENTS. Neither the execution and delivery of the Loan Documents, nor the consummation of any of the transactions therein contemplated, nor compliance with the terms and provisions thereof, will contravene or materially conflict with any legal requirement to which any Obligor is subject, any Governmental Authorization applicable to any Obligor, any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument binding on any Obligor, or any provision of the articles of incorporation, certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, or other constituent documents of any Obligor. No consent, approval, authorization, or order of any court, Governmental Authority, stockholder, or third party is required in connection with the execution, delivery, or performance by any Obligor of any of the Loan Documents.

         8.4 ENFORCEABLE OBLIGATIONS. The Loan Documents have been duly executed and delivered by each Obligor and are the legal and binding obligations of each Obligor, enforceable in accordance with their respective terms, except as limited by Debtor Laws.

         8.5 NO LIENS. Except for the Permitted Liens, all of the properties and assets of Borrower and the Guarantors are free and clear of all Liens and other adverse claims of any nature, and such Persons have good and marketable title to such properties and assets.

         8.6 FINANCIAL CONDITION. The Borrower has delivered to the Agent and the Lenders copies of the financial statements of (a) Borrower and its Subsidiaries as of March 31, 2001 which are true and correct in all material respects, fairly represent the financial condition of Obligors, as of such date, and have been prepared in all material respects in accordance with GAAP; as of the date hereof, there are no obligations, liabilities, or Indebtedness (including contingent and indirect liabilities) of any Obligor which are material and are not reflected in such financial statements; no Material Adverse Change has occurred since the date of such financial statements.

         8.7 FULL DISCLOSURE. There is no material fact known to the Borrower that the Borrower has not disclosed to the Agent and the Lenders. No certificate or statement delivered by any Obligor to the Agent or the Lenders in connection with this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to keep the statements contained herein or therein from being misleading.

         8.8 NO POTENTIAL DEFAULT. No event has occurred and is continuing which constitutes a Potential Default or an Event of Default.

         8.9 MATERIAL AGREEMENTS. No Obligor is in default in any material respect under any contract or agreement to which it is a party or by which any of its properties is bound.

         8.10 NO LITIGATION. There are no actions, suits, or legal, equitable, arbitration, or administrative proceedings pending, or to the knowledge of any Obligor threatened, against any

Obligor that could, if adversely determined, reasonably be expected to have a material effect on the financial condition of such Obligor.

         8.11 USE OF PROCEEDS; MARGIN STOCK. The proceeds of the Advances will be used by the Borrower solely for the purposes specified in the recitals. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulations T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulations. If requested by any Lender, then Borrower will furnish to such Lender a statement in conformity with the requirements of the Federal Reserve Form U-1 referred to in said Regulation U to the foregoing effect. No part of the proceeds of the Advances will be used for any purpose which violates, or is inconsistent with, the provisions of Regulation X.

         8.12 TAXES. All material tax returns required to be filed by each Obligor in any jurisdiction have been filed and all taxes (including mortgage recording taxes), assessments, fees, and other governmental charges upon each Obligor or upon any of its or their properties, income, or franchises have been paid, except for taxes being contested in good faith by appropriate proceedings diligently projected and as to which adequate reserves have been established in accordance with GAAP. To the best of the Borrower's knowledge, there is no proposed tax assessment against any Obligor, and all tax liabilities of each Obligor are adequately provided for. No income tax liability of any Obligor has been asserted by the Internal Revenue Service for taxes in excess of those already paid.

         8.13 PRINCIPAL OFFICE, ETC. The principal office, chief executive office, and principal place of business of the Borrower is at 690 East Lamar, Suite 200, Arlington, Texas 76011.

         8.14 COMPLIANCE WITH LAW.

                  (a) Except as disclosed on Schedule 8.14(a): (i) each of Borrower and its Subsidiaries is in compliance with its respective articles of incorporation, charter, bylaws, certificate of limited partnership, partnership agreement, and other constituent documents, and all Legal Requirements which are applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets; and (ii) none of Borrower or any of its Subsidiaries has received any notice or other communication from any Governmental Authority or other Person of any event or circumstance that could reasonably be expected to constitute a violation of, or failure to comply with, any Legal Requirement.

                  (b) Except as disclosed on Schedule 8.14(b): (i) each of Borrower and its Subsidiaries is in material compliance with all of the terms and requirements of each Governmental Authorization held by such Person; (ii) none of Borrower or any of its Subsidiaries has received any notice or other communication from any Governmental Authority or other Person of any event or circumstance which could reasonably be expected to constitute a violation of, or failure to comply with, any term or requirement of any Governmental Authorization, or of any actual or potential revocation, withdrawal, cancellation, or termination of, or material modification to, any Governmental

         Authorization; (iii) all applications required to have been filed for the renewal of any required Governmental Authorizations have been duly filed on a timely basis with the appropriate Governmental Authorities, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Authorities; (iv) upon consummation of the transactions contemplated hereby, Borrower and its Subsidiaries will lawfully hold all such Governmental Authorizations; and (v) none of the Governmental Authorizations of Borrower and its Subsidiaries will terminate upon consummation of the transactions contemplated hereby.

         8.15 SUBSIDIARIES. Set forth on Exhibit D hereto is a complete and accurate list of all Subsidiaries of Borrower as of the date hereof, showing as of such date (as to each such Subsidiary) the jurisdiction of its incorporation or organization, the number of shares of each class of capital stock or partnership interest outstanding on the date hereof, the owner of the outstanding shares or partnership interest of each such class owned and the jurisdictions in which such Subsidiary is qualified to do business as a foreign corporation or partnership. All of the outstanding capital stock or partnership interests of all Subsidiaries have been validly issued, is fully paid and nonassessable, and is owned by Borrower or a Subsidiary free and clear of all Liens.

         8.16 CASUALTIES. Neither the business nor the properties of Borrower or any Subsidiary are affected by any environmental hazard, fire, explosion, accident, strike, lockout, or other labor dispute, drought, storm, hail, earthquake, embargo, act of God, or other casualty (whether or not covered by insurance), which could reasonably be expected to cause a Material Adverse Change.

         8.17 CORPORATE NAME. Borrower, during the preceding five (5) years, has not used any other corporate name or trade name.

         8.18 LEASES. Neither Borrower nor any Subsidiary is the lessee of any real or personal property except as disclosed on Schedule 8.18 attached hereto.

         8.19 INTELLECTUAL PROPERTY RIGHTS. All of the patents, trademarks and copyrights owned by the Borrower and its Subsidiaries or used in the business of the Borrower and its Subsidiaries under license are disclosed on Schedule 8.19 attached hereto.

         8.20 ERISA. Except as disclosed on Schedule 8.20 attached hereto, neither Borrower nor any ERISA Affiliate has any Plans.

         8.21 LABOR MATTERS. There are no controversies pending between Borrower or any Subsidiary and any of their employees which could reasonably be expected to have a Material Adverse Change.

         8.22 MATERIAL CONTRACTS. As of the date hereof, except as disclosed on
Schedule 8.22 attached hereto neither Borrower nor any Subsidiary is party to any contract, the breach, violation, or termination of which could reasonably be expected to result in a Material Adverse Change.

         8.23 INVENTORY LOCATIONS. All of the locations at which the Borrower or any of its Subsidiaries maintains inventory are disclosed on Schedule 8.23 attached hereto.

         8.24 REPRESENTATIONS AND WARRANTIES. Each Notice of Borrowing shall constitute, without the necessity of specifically containing a written statement, a representation and warranty by Borrower that no Potential Default or Event of Default exists and that all representations and warranties contained in this Section 8 or in any other Loan Document are true and correct in all material respects on and as of the date the requested Advance is to be made except those representations and warranties that specifically relate only to a stated date.

         8.25 SURVIVAL OF REPRESENTATIONS AND WARRANTIES IN ALL MATERIAL RESPECTS. All representations and warranties by Borrower herein shall survive delivery of the Notes and the making of the Loan, and any investigation at any time made by or on behalf of the Agent or the Lenders shall not diminish the Agent's or the Lenders' rights to rely thereon.


                                    SECTION 9

                              AFFIRMATIVE COVENANTS

         So long as any Lender has any commitment to make Advances hereunder, and until payment in full of Obligations, the Borrower agrees that (unless the Required Lenders shall otherwise consent in writing):

         9.1 FINANCIAL STATEMENTS, REPORTS, AND DOCUMENTS. The Borrower shall deliver to the Agent and to each Lender each of the following:

                  (a) ANNUAL STATEMENTS. As soon as available and in any event within one-hundred twenty (120) days after the last day of each Fiscal Year of Borrower, copies of the audited consolidated and consolidating balance sheet of Borrower and its Subsidiaries as of the close of such Fiscal Year end, statements of income, retained earnings, and changes in cash flow of Borrower and its Subsidiaries for such Fiscal Year, all in reasonable detail and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by Borrower) of independent public accountants of recognized national standing selected by Borrower and reasonably satisfactory to the Agent, to the effect that (i) such consolidated financial statements have been prepared in accordance with GAAP (except for changes in which such accountants concur), and (ii) the examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary under the circumstances, accompanied by a certification by the chief financial officer of the Borrower that the Borrower is in compliance with each of the covenants set forth in this Agreement;

                  (b) QUARTERLY STATEMENTS. As soon as available, and in any event within forty-five (45) days after the last day of each quarterly fiscal period of each Fiscal Year of Borrower, copies of the consolidated balance sheet of Borrower and its Subsidiaries as of the end of such quarterly fiscal period, and statements of income, retained earnings, and changes in cash flow of Borrower and its Subsidiaries for that quarterly fiscal period and for the portion of the Fiscal Year ending with such period, all in reasonable detail, and certified by the chief financial officer of Borrower as being true and correct and as having been prepared in accordance with GAAP, subject to year end audit adjustments, accompanied by a certification by the chief financial officer of the Borrower that the Borrower is in compliance with each of the covenants set forth in this Agreement;

                  (c) PROJECTIONS. No later than fifteen (15) days before the beginning of each Fiscal Year, consolidated, financial operation projections for the Borrower and its Subsidiaries for such Fiscal Year on a quarterly basis prepared by management and in form consistent with the financial projections provided prior to the Closing Date;

                  (d) OTHER INFORMATION. Such other information concerning the business, properties, or financial condition of any Obligor as the Agent or any Lender shall reasonably request including audit reports, registration statements, or other reports or notices provided to shareholders of the Borrower.

         9.2 PAYMENT OF TAXES AND OTHER LIABILITIES. The Borrower shall, and shall cause each of its Subsidiaries to, pay and discharge (a) all taxes, assessments, and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, before delinquent, (b) all lawful claims (including claims for labor, materials and supplies), which, if unpaid, might give rise to a Lien upon any of its property, and (c) all of its other liabilities, except as prohibited under the Loan Documents; provided, however, that the Borrower and each of its Subsidiaries shall not be required to pay any such tax, assessment, charge, or levy if and so long as the amount, applicability, or validity thereof shall currently be contested in good faith by appropriate proceedings and appropriate accruals and cash reserves therefor have been established in accordance with GAAP.

         9.3 MAINTENANCE OF EXISTENCE AND RIGHTS; CONDUCT OF BUSINESS. The Borrower shall, and shall cause each of its Subsidiaries to, preserve and maintain its corporate or legal existence and all of its rights, privileges, and franchises necessary or desirable in the normal conduct of its business, and conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all material Legal Requirements of any Governmental Authority.

         9.4 NOTICE OF DEFAULT. The Borrower shall furnish to the Agent, promptly upon becoming aware of the existence of any condition or event which constitutes a Potential Default or an Event of Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto.

         9.5 OTHER NOTICES. The Borrower shall, and shall cause each of its Subsidiaries to, promptly notify the Agent of (a) any Material Adverse Change in its financial condition or its business, (b) any default under any material agreement, contract, or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any material liabilities owing by the Borrower or any Subsidiary, (c) any material adverse claim against or affecting any Obligor or any of its properties, and (d) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any Governmental Authority affecting any Obligor.

         9.6 OPERATIONS AND PROPERTIES. The Borrower shall, and shall cause each of its Subsidiaries to, (a) act prudently and in accordance with customary industry standards in managing and operating its assets and properties, and (b) keep in good working order and condition, ordinary wear and tear excepted, all of its assets and properties which are necessary to the conduct of its business.

         9.7 BOOKS AND RECORDS; ACCESS. The Borrower shall give any representative of the Agent and any Lender access during all business hours to, and permit such representative to examine, copy, or make excerpts from, any and all books, records, and documents in the possession of Borrower, and to inspect any of the properties of Borrower. Borrower shall, and shall cause each of its Subsidiaries to, maintain complete and accurate books and records of its transactions in accordance with good accounting practices.

         9.8 COLLATERAL AUDIT. The Agent shall be entitled, upon reasonable notice to Borrower, to conduct a semi-annual audit of the Collateral on the premises of the Borrower and the Subsidiaries at the expense of the Borrower. If an Event of Default has occurred, the Agent shall be entitled, upon reasonable notice to Borrower, to make an additional audit of Collateral.

         9.9 COMPLIANCE WITH LAW. The Borrower shall, and shall cause each of its Subsidiaries to, comply with all applicable Legal Requirements of any Governmental Authority, a breach of which could reasonably be expected to cause a Material Adverse Change.

         9.10 INSURANCE. The Borrower shall, and shall cause each of its Subsidiaries to, keep all insurable property, real and personal, adequately insured at all times in such amounts and against such risks as are customary for Persons in similar businesses operating in the same vicinity, specifically to include, a policy of hazard, casualty, fire, and extended coverage insurance covering all assets, business interruption insurance (where feasible), liability insurance, and worker's compensation insurance, in every case under a policy with a financially sound and reputable insurance company and with only such deductibles as are customary, and naming Agent as loss payee and additional insured.

         9.11 AUTHORIZATIONS AND APPROVALS. The Borrower shall, and shall cause each of its Subsidiaries to, promptly obtain, from time to time at its own expense, all Governmental Authorizations as may be required to enable it to comply with its obligations hereunder and under the other Loan Documents.

         9.12 FURTHER ASSURANCES. The Borrower shall, and shall cause each of its Subsidiaries to, make, execute, and deliver or file, or cause the same to be done, all such notices, additional agreements or other assurances, and take any and all such other action, as the Agent or any Lender may, from time to time, reasonably deem necessary or proper in connection with any of the Loan Documents, or the obligations of the Borrower or any Subsidiary thereunder.

         9.13 INDEMNITY BY BORROWER. The Borrower shall indemnify, defend, and hold harmless the Agent, the Banks and their directors, officers, agents, attorneys, and employees (each, an "Indemnitee" and collectively, the "Indemnitees") from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, and expense (including interest, penalties, attorneys' fees, and amounts paid in settlement) to which the Indemnitees may become subject arising out of this Agreement and the other Loan Documents, other than those which arise by reason of the gross negligence or willful misconduct of the Agent or the Banks, BUT SPECIFICALLY INCLUDING ANY LOSS, LIABILITY, OBLIGATION, DAMAGE, PENALTY, JUDGMENT, CLAIM, DEFICIENCY, OR EXPENSE ARISING OUT OF THE SOLE OR CONCURRENT NEGLIGENCE OF THE AGENT OR THE BANKS. The Borrower shall also indemnify, protect, and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, proceedings, costs, expenses (including without limitation all reasonable attorneys' fees and legal expenses whether or not suit is brought), and disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against such Indemnities, with respect to or as a direct or indirect result of the violation by Borrower of any Environmental Law, or with respect to or as a direct or indirect result of Borrower's use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Material on, under, from, or about real property. The provisions of and undertakings and indemnifications set forth in this Section
9.12 shall survive the satisfaction and payment of the Obligations and termination of this Agreement, but only as to losses, liabilities, obligations, damages, penalties, judgments, claims, deficiencies, or expenses arising prior to the satisfaction and payment of the Obligations and termination of this Agreement.

         9.14 AFTER-ACQUIRED SUBSIDIARIES. Concurrently upon the formation or acquisition by the Borrower or any Subsidiary of any domestic Subsidiary after the date hereof (an "After-Acquired Subsidiary"), the Borrower shall cause the After-Acquired Subsidiary to deliver articles of incorporation, bylaws, other organizational documents, and resolutions and such opinions as the Agent shall reasonably require and to execute a Subsidiary Guaranty and Security Agreement in favor of the Agent for the benefit of the Lenders.

         9.15 INTEREST RATE PROTECTION AGREEMENTS. Not later than ninety (90) days following the Closing Date, the Borrower shall have entered into one or more Hedge Agreements in form and substance satisfactory to the Agent, fixing the effective interest rate on at least thirty million Dollars ($30,000,000) of the Total Revolving Credit Commitment for three (3) years.


                                   SECTION 10

                               NEGATIVE COVENANTS

         So long as any Lender has any commitment to make Advances hereunder, and until payment in full of the Obligations, the Borrower agrees that (unless the Required Lenders otherwise consent in writing):

         10.1 NEGATIVE PLEDGE. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, permit, or suffer to exist any Lien upon any of its property or assets, including its real property, now owned or hereafter acquired, except for Permitted Liens.

         10.2 NEGATIVE PLEDGE AGREEMENTS. The Borrower shall not, and shall not permit any of its domestic Subsidiaries to, enter into any agreement (excluding this Agreement or any other Loan Documents) prohibiting the creation or assumption of any Lien upon any of its property, revenues, or assets, whether now owned or hereafter acquired, or the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans, repayments of expenses, accruals, or otherwise.

         10.3 LIMITATIONS ON INDEBTEDNESS. The Borrower shall not, and shall not permit any of its Subsidiaries to create, incur, assume or permit to exist any Indebtedness except:

                  (a) Indebtedness existing hereunder;

                  (b) Indebtedness of the Borrower or any of its Subsidiaries which is expressly subordinated to the Obligations pursuant to terms and conditions reasonably satisfactory to the Agent (the "Subordinated Debt");

                  (c) Purchase money financing not to exceed $100,000 in the aggregate outstanding at any time;

                  (d) Indebtedness that constitutes a renewal, refinancing or extension of any Indebtedness referred to in this Section 10.3; provided, that (i) no Lien existing at the time of such renewal reflecting an extension shall be extended to cover any property not already subject to such Lien and (ii) the principal amount of any Indebtedness renewed, refinanced or extended shall not exceed the amount of such Indebtedness outstanding immediately prior to such renewal, refinancing or extension;

                  (e) Capitalized Lease Obligations not to exceed $500,000 in the aggregate outstanding at any time;

                  (f) Indebtedness owing by H.A. Sheldon Canada, Ltd. not to exceed one million Dollars (US $1,000,000) in the aggregate; and

                  (g) Indebtedness incurred by Borrower under a Hedge Agreement.

         10.4 CERTAIN TRANSACTIONS. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any transaction with, or pay any management fees to, any Affiliate except on terms not less favorable to Borrower and its Subsidiaries than would be obtainable at the time in comparable, arm's length transactions with Persons other than Affiliates.

         10.5 LIMITATION ON SALE OF ASSETS. The Borrower shall not, and shall not permit any of its Subsidiaries to (a) enter into or consummate an Asset Sale for proceeds in excess of

$5,000,000 in the aggregate in any Fiscal Year provided that any net cash proceeds in excess of $1,000,000 during such Fiscal Year must be applied to prepay outstanding Advances pursuant to Section 2.6(a), or (b) sell, assign, or discount any Receivables.

         10.6 LIQUIDATION, MERGERS, CONSOLIDATIONS, RECAPITALIZATIONS, REORGANIZATIONS, AND DISPOSITIONS OF SUBSTANTIAL ASSETS. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) dissolve or liquidate, (b) become a party to any merger or consolidation unless the Borrower or the particular Subsidiary is the surviving corporation, (c) become a party to a recapitalization or reorganization, or (d) change its place of incorporation or organization.

         10.7 LINES OF BUSINESS; RECEIVABLES POLICY. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, engage in any business other than those in which it is presently engaged, or discontinue any of its material existing lines of business. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any material change in its credit and collection policy, which change would materially impair the collectibility of its Receivables, or rescind, cancel, or modify any Receivables, except in the ordinary course of business.

         10.8 ACQUISITION. The Borrower shall not, and shall not permit any of its Subsidiaries to make any acquisition for cash, securities or other consideration of a business entity or the assets of a business other than Permitted Acquisitions.

         10.9 RESTRICTED PAYMENTS. The Borrower shall not, and shall not permit any of its Subsidiaries, through any outlay other than issuance of the Borrower's own stock (a) redeem, retire, otherwise acquire, or prepay, directly or indirectly, any shares of its capital stock, or any other equity interest; provided, however, that the Borrower may repurchase its common stock in an amount not to exceed $2,000,000 in the aggregate during the term of this Agreement; (b) declare or pay any cash dividend; or (c) make any other distribution of any property or cash to owners of an equity interest in their capacity as such.

         10.10 PREPAYMENT OF OTHER INDEBTEDNESS. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) make any voluntary prepayments or defeasements of principal or interest on any other Indebtedness of the Borrower and (b) amend any material term (including interest, payment or subordination terms) of any other Indebtedness including the Subordinated Debt without the prior written consent of the Required Lenders except such amendments of Indebtedness other than Subordinated Debt which do not make any material term less favorable to the Borrower or the Lenders.

         10.11 LIMITATION ON INVESTMENTS. The Borrower shall not make or permit to exist any capital contributions to, or make any advance or loan to, or make any investment in, or purchase or commit to purchase any stock or other securities or evidences of indebtedness of or interests in any Person ("Investments"), except the following:

                  (a) Liquid Investments;

                  (b) Trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

                  (c) Investments existing on the date hereof and described on
         Schedule 10.11, and

                  (d) Investments made in connection with Borrower's Benefit Restoration Plan.

         10.12 SALE AND LEASEBACK TRANSACTIONS. The Borrower shall not, and shall not permit any of its Subsidiaries, to enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, and used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except for any such arrangements that are entered into in the Borrower's ordinary course of business.

         10.13 CAPITAL EXPENDITURES. The Borrower shall not, and shall not permit any of its Subsidiaries to make Capital Expenditures in excess of $3,000,000 in the aggregate in any Fiscal Year.

         10.14 LEVERAGE RATIO. Borrower shall not permit the ratio of (a) Total Funded Indebtedness, on a consolidated basis, as of the date indicated, to (b) EBITDA, on a consolidated basis, for the four (4) fiscal quarters ending on the date indicated to exceed the ratio set forth below for each date and period indicated below:

                      Date                         Ratio
                      ----                         -----
                 June 30, 2001                  3.125:1.00
               September 30, 2001               3.125:1.00
               December 31, 2001                 2.75:1.00
                 March 31, 2002                  2.75:1.00
                 June 30, 2002                   2.75:1.00
               September 30, 2002                3.00:1.00
                December 31, 2002                2.75:1.00
         March 31, 2003 and thereafter           2.50:1.00


         10.15 FIXED CHARGE COVERAGE RATIO. Borrower shall not permit the Fixed Charge Coverage Ratio as of the last day of each fiscal quarter of Borrower beginning June 30, 2001 for the four (4) fiscal quarters ending on the date of determination, to be less than 1.25:1.00.

         10.16 TANGIBLE NET WORTH. The Tangible Net Worth of the Borrower and its Subsidiaries on a consolidated basis shall never be less than the sum of ninety percent (90%) of Tangible Net Worth as of the Closing Date plus (a) seventy-five percent (75%) of Consolidated

Net Income earned after June 30, 2001 during any fiscal quarter, provided, however that fiscal quarters in which Consolidated Net Income is a negative amount will be excluded from the calculation of Consolidated Net Income earned after the Closing Date, plus (b) an amount equal to 100% of the net proceeds of any equity offering by the Borrower or any of its Subsidiaries occurring after the Closing Date.

         10.17 COLLATERAL COVERAGE RATIO. Borrower shall not permit the ratio of
(a) Total Funded Indebtedness plus outstanding Commercial Letters of Credit to
(b) Trading Assets, as of the last date of each fiscal quarter of Borrower beginning June 30, 2001, to be less than 1.00 to 1.00. "Trading Assets" means the sum of (i) seventy-five percent (75%) of net accounts receivable, plus (ii) fifty percent (50%) of inventory, plus (iii) 60% of outstanding Commercial Letters of Credit, all as of the date of determination.

         10.18 ERISA. Neither Borrower nor any ERISA Affiliate will create any Plan.

         10.19 FISCAL YEAR. Borrower shall not, and shall not permit any of its Subsidiaries to, change its Fiscal Year or method of accounting.

         10.20 HEDGING. The Borrower and its Subsidiaries shall not enter into any Hedging Agreements except as provided in Section 9.14.

         10.21 TRADEMARK LICENSE AGREEMENTS. The Borrower and its Subsidiaries shall not conclude any trademark license agreement which is expected to generate sales revenue in excess of $500,000 per annum, without the prior consent of the Agent (which consent shall not be unreasonably withheld) unless (a) the Borrower's or the Subsidiary's interest in such trademark license agreement is assignable to the Agent and (b) the Agent receives a consent from the licensor acceptable to the Agent. If the conditions set forth in (a) and (b) are satisfied, the Borrower or the Subsidiary is not required to obtain the consent of the Agent to enter into the trademark license agreement, although such Borrower or Subsidiary shall notify Agent within a reasonable period of time of the execution of such agreement.


                                   SECTION 11

                                EVENTS OF DEFAULT

         11.1 EVENTS OF DEFAULT. An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

                  (a) Borrower shall fail to pay when due any principal of any Note or of any principal amount payable hereunder or in connection with any Letter of Credit, Acceptance Exposure or Hedge Agreement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; or

                  (b) Borrower shall fail to pay when due any interest on any Note, any Commitment Fee, or any other interest payment or fee hereunder or in connection with any Letter of Credit, Acceptance Exposure or Hedge Agreement when and as the same shall become due and payable, and the Borrower fails to cure such default within two (2) Business Days of such due date; or

                  (c) any representation or warranty made under this Agreement, or any of the other Loan Documents, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made or deemed to have been made; or

                  (d) The Borrower or its Subsidiaries shall fail to perform any of the covenants set forth in Section 9.10 and Section 10; or

                  (e) default shall occur in the performance of any of the covenants or agreements of any Obligor contained herein or in any of the other Loan Documents (other than the covenants set forth in Section
         9.10 and Section 10) and the continuance thereof for a period of at least thirty (30) days; or

                  (f) default shall occur in the payment of any other Indebtedness of any Obligor in excess of $1,000,000 or default shall occur in respect of any note or credit agreement relating to any such Indebtedness and such default allows the creditor of such Indebtedness to accelerate the maturity of such Indebtedness; or

                  (g) any of the Loan Documents shall cease to be legal, valid, and binding agreements enforceable against the Person executing the same in accordance with its terms, shall be terminated, become or be declared ineffective or inoperative or cease to provide the respective remedies, powers, or privileges intended to be provided thereby; or any Obligor shall deny that such Person has any further liability or obligation under any of the Loan Documents; or

                  (h) any Obligor shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of itself or of all or a substantial part of such Person's assets, (ii) file a voluntary petition in bankruptcy, admit in writing that such Person is unable to pay such Person's debts as they become due, or generally not pay such Person's debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization of an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws,
         (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against such Person in any bankruptcy, reorganization, or insolvency proceeding, or (vi) take corporate, partnership, or other action for the purpose of effecting any of the foregoing; or

                  (i) an involuntary proceeding shall be commenced against any Obligor seeking bankruptcy or reorganization of such Person or the appointment of a receiver, custodian, trustee, liquidator, or other similar official of such Person, or all or substantially all of such Person's assets, and such proceeding shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment, or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of any Obligor or appointing a receiver, custodian, trustee, liquidator, or other similar official of such Person, or of all or substantially all of such Person's assets;

                  (j) any final judgment(s) for the payment of money in excess of the sum of $1,000,000.00 in the aggregate shall be rendered against any Obligor and such judgment(s) shall not be satisfied or discharged or bonded at least five (5) business days prior to the date on which any of such Person's assets could be lawfully sold to satisfy such judgment; or

                  (k) a Material Adverse Change shall have occurred.

         11.2 REMEDIES UPON EVENT OF DEFAULT. If any Event of Default shall occur and is continuing, then the Agent may, or upon the written consent of the Majority Lenders shall, without notice, exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents: (a) terminate the Banks' commitment to make Advances, arrange for the issuance of Letters of Credit, and accept and purchase Bankers Acceptances hereunder; (b) declare the Obligations or any part thereof to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate, or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in the Notes to the contrary notwithstanding; (c) reduce any claim to judgment; or (d) pursue and enforce any of the Agent's and the Banks' rights and remedies under the Loan Documents, including, without limitation, a demand for payment from or enforcement action against the Collateral under the Security Documents or the Guarantors under the Subsidiary Guaranty, or otherwise provided under or pursuant to any applicable law or agreement; provided, however, that if any Event of Default specified in Sections 11.1(h) or (i) shall occur, then the Obligations shall thereupon become due and payable concurrently therewith, and the Banks' obligations to make Advances, arrange for the issuance of Letters of Credit, and accept and purchase Bankers Acceptances shall immediately terminate hereunder, without any further action by the Agent or the Banks and without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate, or other notice of any kind, all of which Borrower hereby expressly waives.

         11.3 PERFORMANCE BY AGENT OR LENDERS. If Borrower fails to perform any covenant, duty, or agreement contained in any of the Loan Documents, then the Agent and/or the Lenders may perform or attempt to perform such covenant, duty, or agreement on behalf of Borrower. In such event, Borrower shall, at the request of the Agent, promptly pay any amount expended by the Agent and/or the Lenders in such performance or attempted performance to the Agent at its principal office in San Francisco, California together with interest thereon at the lesser of (a) the Contract Rate for Eurodollar Borrowing, plus three percent (3%) or (b) Maximum Rate, from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that the Agent and/or the Lenders shall not assume any liability or responsibility for the performance of any duties of Borrower hereunder or under any of the Loan Documents and none of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give the Agent and/or the Lenders the right or power to exercise control over the management and affairs of Borrower.


                                   SECTION 12

                                      AGENT

         12.1 APPOINTMENT. The Trade Bank is hereby appointed to act as Agent on behalf of the Lenders. Each of the Lenders and each subsequent holder of any Note by its acceptance thereof, irrevocably authorizes the Agent to take such action on its behalf and to exercise such powers hereunder as are specifically delegated to or required of the Agent by the terms hereof and the terms thereof together with such powers as are reasonably incidental thereto. The Trade Bank hereby accepts its appointment to act as Agent on behalf of the Lenders and the authorizations set forth herein. Neither the Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted to be taken by it or them hereunder or in connection herewith or therewith (a) at the request or with the approval of the Required Lenders (or, if otherwise specifically required hereunder or thereunder, the consent of all the Lenders) or (b) in the absence of its or their own gross negligence (but not ordinary negligence) or willful misconduct.

         12.2 RESPONSIBILITIES.

                  (a) The Agent is hereby expressly authorized on behalf of the Lenders, without hereby limiting any implied authority, (i) to receive on behalf of each of the Lenders any payment of principal of or interest hereunder or on the Notes and all other amounts due hereunder paid to the Agent, and promptly to distribute to each Lender its proper share of all payments so received, (ii) to distribute to each Lender copies of all notices, agreements and other material as provided for in this Agreement as received by the Agent and (iii) to take all actions with respect to this Agreement and the Loan Documents as are specifically delegated to the Agent. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by the Agent pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders.

                  (b) In the event that (i) the Borrower fails to pay when due the principal of or interest on any Note or any fee payable hereunder or any amount payable under or in connection with any Letter of Credit or (ii) the Agent receives written notice of the occurrence of an Event of Default, the Agent within a reasonable time shall give written notice thereof to the Lenders, and shall take such action with respect to such Event of Default or other condition or event as it shall be directed to take by the Required Lenders; provided, however, that, unless and until the Agent shall have received such directions, the Agent may take such action or refrain from taking such action hereunder with respect to an Event of Default as it shall deem advisable in the best interests of the Lenders, except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all of the Lenders.

                  (c) The Agent shall not be responsible in any manner to any of the Lenders for the effectiveness, enforceability, perfection, priority, value, genuineness, validity or due execution of this Agreement or the other Loan Documents with respect thereto or any other agreements or certificates, requests, financial statements, notices or opinions of counsel or for any recitals, statements, warranties or representations contained herein or in any such instrument or be under any obligation to ascertain or inquire as to the performance or observance of any of the terms, provisions, covenants, conditions, agreements or obligations of this Agreement or any of the other Loan Documents or any other agreements on the part of the Borrower and, without limiting the generality of the foregoing, the Agent shall, in the absence of knowledge to the contrary, be entitled to accept any certificate furnished pursuant to this Agreement as conclusive evidence of the facts stated therein and shall be entitled to rely on any note, notice, consent, certificate, affidavit, letter, telegram, teletype message, statement, order or other document which it believes in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons. It is understood and agreed that the Agent may exercise its rights and powers under other agreements and instruments to which it is or may be a party, and engage in other transactions with the Borrower, as though it were not Agent of the Lenders hereunder.

                  (d) The Agent shall promptly give notice to the Lenders of the receipt or sending of any notice, schedule, report, projection, financial statement or other document or information pursuant to this Agreement and shall promptly forward a copy thereof to each Lender.

                  (e) Neither the Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure or delay in performance or breach by any Lender other than the Agent of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Borrower of any of their respective obligations hereunder or in connection herewith.

                  (f) The Agent may consult with legal counsel selected by it in connection with matters arising under this Agreement or any other Loan Document and any action taken or suffered in good faith by it in accordance with the opinion of such counsel shall be full justification and protection to it. The Agent may exercise any of its powers and rights and perform any duty under this Agreement or any other Loan Documents through agents or attorneys.

                  (g) The Agent and the Borrower may deem and treat the payee of any Note as the holder thereof until written notice of transfer shall have been delivered as provided herein by such payee to the Agent and the Borrower.

                  (h) With respect to the Loans, the Notes and the Letters of Credit issued to or by it, and the Bankers Acceptances accepted and paid by it, the Agent in its individual capacity and not as an Agent shall have the same rights, powers and duties hereunder and under any other agreement executed in connection herewith as any other Lender and may exercise the same as though it were not the Agent, and the Agent and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or other affiliate thereof as if it were not the Agent.

         12.3 INDEMNITY. EACH LENDER AGREES (A) TO REIMBURSE THE AGENT IN THE AMOUNT OF SUCH LENDER'S PRO RATA SHARE (BASED ON ITS TOTAL COMMITMENT HEREUNDER) OF ANY EXPENSES INCURRED FOR THE BENEFIT OF THE LENDERS BY THE AGENT, INCLUDING COUNSEL FEES AND COMPENSATION OF AGENTS AND EMPLOYEES PAID FOR SERVICES RENDERED ON BEHALF OF THE LENDERS, NOT REIMBURSED BY THE BORROWER AND (B) TO INDEMNIFY AND HOLD HARMLESS THE AGENT AND ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, ON DEMAND, IN THE AMOUNT OF ITS PRO RATA SHARE, FROM AND AGAINST ALL LIABILITIES, ACTIONS, AGREEMENTS, JUDGMENTS, SUITS, COSTS, DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST IT IN ITS CAPACITY AS THE AGENT OR ANY OF THEM IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY ACTION TAKEN OR OMITTED BY IT OR ANY OF THEM UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, TO THE EXTENT NOT REIMBURSED BY THE BORROWER; PROVIDED, HOWEVER, THAT NO LENDER SHALL BE LIABLE TO THE AGENT FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENT, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM THE GROSS NEGLIGENCE (BUT NOT ORDINARY NEGLIGENCE) OR WILLFUL MISCONDUCT OF THE AGENT OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS.

         12.4 CREDIT DECISIONS. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder.

         12.5 RESIGNATION. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving the Lenders and the Borrower at least thirty (30) days prior notice of such resignation and specifying the day on which such resignation will become effective, and the Agent may be removed at any time by the Required Lenders if it has breached its obligations under the Loan Documents. Upon the giving of such notice of resignation by the Agent or upon the removal of the Agent by the Required Lenders, the Required Lenders shall have the right to appoint a successor Agent; provided, that so long as no Default or Event of Default then exists the appointment of such successor Agent shall be subject to the approval of the Borrower, which approval shall not be withheld or delayed unreasonably. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation or the removal of the Agent, then the retiring or removed Agent may, on behalf of the Required Lenders, appoint a successor Agent which shall be a Lender which is a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its duties and obligations hereunder. After any Agent's resignation or removal hereunder, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.


                                   SECTION 13

                                  MISCELLANEOUS

         13.1 ACCOUNTING REPORTS. All financial reports or projections furnished by any Person to the Agent or the Lenders pursuant to this Agreement shall be prepared in such form and such detail as shall be satisfactory to the Agent and Lenders, shall be prepared on the same basis as those prepared by such Person in prior years, and, where applicable, shall be the same financial reports and projections as those furnished to such Person's officers and directors.

         13.2 WAIVERS AND AMENDMENTS.

         (a) No failure or delay of any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lenders hereunder are cumulative and not exclusive of any rights or remedies which they may otherwise have. No waiver of any provision of this Agreement or the Notes nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be authorized as provided in paragraph
(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle it to any other or further notice or demand in similar or other circumstances. Each holder of any of the Notes shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not such Note shall have been marked to indicate such amendment, modification, waiver or consent.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders, and then such waiver or modification shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such agreement shall, unless in writing and signed by all the Lenders, do any of the following:

(i) increase the Revolving Credit Commitments of the Lenders or subject the Lenders to any additional obligations, (ii) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (iii) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (iv) take action which requires the signing of all the Lenders pursuant to the terms of this Agreement, (v) change the percentage of the Revolving Credit Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Lenders which shall be required for the Lenders or any of them to take any action under this Agreement or any other Loan Document, (vi) release any Guarantor or otherwise change any obligation of any Guarantor to pay any amount payable by such Guarantor hereunder or under the other Loan Documents, (vii) release a material portion of the Collateral (other than in accordance with the terms of this Agreement or the other Loan Documents), or (viii) amend this Section 13.2(b); provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under any Loan Document. Each Lender and holder of any Note shall be bound by any modification or amendment authorized by this
Section 13.2 regardless of whether its Notes shall be marked to make reference thereto, and any consent by any Lender or holder of a Note pursuant to this
Section 13.2 shall bind any Person subsequently acquiring a Note from it, whether or not such Note shall be so marked.

         13.3 PAYMENT OF EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, Borrower will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay: (a) all transfer, stamp, mortgage, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein; (b) all reasonable costs and expenses incurred by or on behalf of Agent (including reasonable attorneys' fees, consultants' fees and engineering fees, travel costs and miscellaneous expenses) in connection with: (i) the negotiation, preparation, execution and delivery of the Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto;
(ii) the filing, recording, refiling and re-recording of any Loan Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or rerecorded by the terms of any Loan Document; (iii) other action reasonably required in the course of administration hereof; and (iv) monitoring or confirming (or preparation or negotiation of any document related to) Borrower's compliance with any covenants or conditions contained in this Agreement or in any Loan Document, and (c) all reasonable costs and expenses incurred by or on behalf of any Bank (including reasonable attorneys' fees, and accounting fees) in connection with the defense or enforcement of any of the Loan Documents (including this Section) or the defense of any Banks' exercise or its rights thereunder. In addition to the foregoing, until all Obligations have been paid in full, Borrower will also pay or reimburse Agent for all reasonable out-of-pocket costs and expenses of Agent or its agents or employees in connection with the continuing administration of the Loans and the related due diligence of Agent, including reasonable travel and miscellaneous expenses and reasonable fees and expenses of Agent's outside counsel and consultants engaged in connection with the Loan Documents.

         13.4 NOTICES. Any communications required or permitted to be given by any of the Loan Documents must be (a) in writing and personally delivered or mailed by prepaid certified or registered mail, or (b) made by facsimile transmission delivered or transmitted, to the party to whom such notice of communication is directed, to the address of such party shown on Schedule 13.4 hereof. Any such communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered or, if transmitted by facsimile transmission, on the day that such communication is transmitted as aforesaid subject to telephone confirmation of receipt; provided, however, that any notice received by Lender after 10 a.m. San Francisco, California time on any day from Borrower pursuant to Section 2.3 (with respect to a Notice of Borrowing) shall be deemed for the purposes of such Section to have been given by Borrower on the next succeeding day, or if mailed, on the third (3rd) day after it is marked as aforesaid. Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this Section 13.4.

         13.5 GOVERNING LAW. This Agreement has been prepared, is being executed and delivered, and is intended to be performed in the State of Texas and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement, and interpretation of this Agreement and all of the other Loan Documents.

         13.6 CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS AND JURISDICTION. Any suit, action, or proceeding against Borrower with respect to this Agreement, the Note, or other Loan Documents, or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Dallas, or in the United States courts located in the State of Texas as the Agent in its sole discretion may elect and Borrower hereby irrevocably submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action, or proceeding. Borrower hereby irrevocably consents to the service of process in any suit, action, or proceeding in said court by the mailing thereof by the Agent by registered or certified mail, postage prepaid, to Borrower's address shown opposite its name on the signature pages hereof. Nothing herein or in any of the other Loan Documents shall affect the right of the Agent or any Lender to serve process in any other manner permitted by law or shall limit the right of the Agent or any Lender to bring any action or proceeding against Borrower or with respect to any of its property in courts in other jurisdiction. Borrower hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action, or proceeding arising out of or relating to this Agreement, the Note, or any other Loan Documents brought in the courts located in the State of Texas, County of Dallas, and hereby further irrevocably waives any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum.

         13.7 INVALID PROVISIONS. Any provision of any Loan Document held by a court of competent jurisdiction to be illegal, invalid or unenforceable and shall not invalidate the remaining provisions of such Loan Document which shall remain in full force and the effect thereof shall be confined to the provision held invalid or illegal.

         13.8 MAXIMUM INTEREST RATE. It is the intention of the parties to comply strictly with applicable usury laws. Accordingly, notwithstanding any provision to the contrary in this Agreement, or in any contract, instrument or document evidencing or securing the payment hereof or otherwise relating hereto (each, a "Related Document"), in no event shall this Agreement or any Related Document require the payment or permit the payment, taking, reserving, receiving, collection or charging of any sums constituting interest under applicable laws that exceed the maximum amount of interest permitted by such laws, as the same may be amended or modified from time to time (the "Maximum Rate"). If any such excess interest is called for, contracted for, charged, taken, reserved or received in connection with this Agreement or any Related Document, or in any communication by the Agent, the Lenders or any other person to Borrower or any other person, or in the event that all or part of the principal or interest hereof or thereof shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved or received on the amount of principal actually outstanding from time to time under this Agreement or Related Document shall exceed the Maximum Rate, then in such event it is agreed that: (i) the provisions of this paragraph shall govern and control; (ii) neither Borrower nor any other person or entity now or hereafter liable for the payment of the Obligations under this Agreement or any Related Document shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate; (iii) any such excess interest which is or has been received by the Lenders shall be credited against the then unpaid principal balance hereof or thereof, or if the Obligations or any Related Document has been or would be paid in full by such credit, refunded to Borrower; (iv) all sums paid, or agreed to be paid, to the Agent for the benefit of the Lenders for the use, forbearance and detention of the amounts owed under this Agreement by Borrower hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Obligations, including all prior and subsequent renewals and extensions, owed under this Agreement and the Related Documents until payment in full so that the actual rate of interest is uniform throughout the full term thereof; and (v) the provisions of this Agreement and each Related Document, and any other communication to Borrower, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the Maximum Rate. The right to accelerate the maturity of the Obligations or any Related Document does not include the right to accelerate, collect or charge unearned interest, but only such interest that has otherwise accrued as of the date of acceleration. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received in connection with this Agreement and any Related Document which are made for the purpose of determining whether such rate exceeds the Maximum Rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of this Agreement or such Related Document, including all prior and subsequent renewals and extensions hereof or thereof, all interest at any time contracted for, charged, taken, reserved or received by any Lender. To the extent that the interest rate laws of the State of Texas are applicable to this Agreement, any Note or any other Loan Document, the applicable interest rate ceiling is the indicated (weekly) ceiling determined in accordance with Chapter 303 of the Texas Finance Code, as amended, and, to the extent that any Obligation under this Agreement, any Note or any other Loan Document is deemed an open end account as such term is defined in Chapter 302 of the Texas Finance Code, as amended, the Agent retains the right to modify the interest rate in accordance with applicable law. The Borrower, the Agent and the Lenders agree that Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) shall not apply to any revolving loan accounts created under this Agreement or maintained in connection herewith. The terms of this paragraph shall be deemed to be incorporated into each Related Document.

         13.9 NON-LIABILITY OF LENDER. The relationship between Borrower and the Lenders is, and shall at all times remain, solely that of borrower and lender, and the Agent and the Lenders have no fiduciary or other special relationship with Borrower.

         13.10 OFFSET. Borrower hereby grants to the Agent and the Lenders the right of offset, to secure repayment of the Obligations, upon any and all moneys, securities, or other property of Borrower and the proceeds therefrom, now or hereafter held or received by or in transit to the Agent or its agents, from or for the account of Borrower or any Guarantor, whether for safe keeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposits (general or special) and credits of Borrower, and any and all claims of Borrower against the Agent and/or the Lenders at any time existing.

         13.11 SUCCESSORS AND ASSIGNS. The Loan Documents shall be binding upon and inure to the benefit of Borrower, the Agent and the Lenders and their respective successors, assigns, and legal representatives; provided, however, that Borrower may not, without the prior written consent of all Lenders, assign any rights, powers, duties, or obligations/hereunder. The Lenders reserve the right to sell all or a portion of its interest in the Loan, and any Lender shall have the right to disclose any information in its possession regarding any Obligor in connection herewith to any potential transferee of the Loans or any part thereof.

         13.12 SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

                  (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, its Subsidiaries, the Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Without limiting the generality of the foregoing, the Borrower specifically confirms that any Lender may at any time and from time to time pledge or otherwise grant a security interest in any Loan or any Note (or any part thereof) to any entity as collateral security in accordance with applicable law, including without limitation, to any Federal Reserve Bank (and its transferees).

                  (b) Each Lender, without the consent of the Borrower, may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Revolving Credit Commitment, the Loans owing to it and the Notes held by it); provided, that, (i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Revolving Credit Commitment and to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and
         (iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; and provided, further, that each Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower and the Guarantors relating to the Loans and the Loan Documents, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents.

                  (c) With the prior written consent of (i) the Borrower (which consent (x) shall not be withheld or delayed unreasonably and (y) shall not be required if any Event of Default has occurred and is continuing) and (ii) the Agent (which consent shall not be withheld or delayed unreasonably), each Lender may assign by novation, to any one or more banks or other entities, all or a portion of its interests, rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Revolving Credit Commitment and the same portion of the Loans, the participations in outstanding Letters of Credit at the time held by it and the Note or Notes held by it), provided, that (A) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, which shall include the same percentage interest in the Loans, Letters of Credit and Notes, (B) the amount of the Revolving Credit Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall be in a minimum principal amount equal to three million dollars ($3,000,000) in the aggregate for the Revolving Credit Commitment of such Lender; provided, however, notwithstanding such minimum, such Lender may in any event assign all of the Revolving Credit Commitment of such Lender, and (C) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Notes subject to such assignment and a processing and recordation fee of three thousand five hundred dollars ($3,500) paid by assignee or assignor. Upon such execution, delivery, acceptance and recording and after receipt of the written consent of the Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
         (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender under the Loan Documents and (y) the Lender which is assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Notwithstanding anything to the contrary contained in this subsection
         (c), each Lender may assign by novation all or a portion of its interests, rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Revolving Credit Commitment and the same portion of the Loans, the participations in outstanding Letters of Credit at the time held by it and the Note or Notes held by it) to an Affiliate without the consent of the Borrower or the Agent and without having to pay the processing and recordation fee specified above.

                  (d) By executing and delivering an Assignment and Acceptance, the Lender which is assignor thereunder and the assignee thereunder confirm to, and agree with, each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereunder free and clear of any adverse claim, such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, the other Loan Documents or the execution, legality, validity, enforceability, perfection, priority, genuineness, sufficiency or value of this Agreement or the other Loan Documents; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of the Guarantors or the performance or observance by the Borrower or any of the Guarantors of any of their respective obligations under this Agreement or the other Loan Documents; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or the other Loan Documents; (v) such assignee appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and
         (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (e) The Agent shall maintain at its principal office in San Francisco, California a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment and principal amount of the Loans held by each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee and consented to by the Borrower together with any Note or Notes subject to such assignment and the written consent to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is precisely in the form of Exhibit H hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Lenders and the Borrower. Within three
         (3) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for each surrendered Note or Notes a new Note or Notes to the order of such assignee in an amount equal to its portion of the Revolving Credit Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained any Revolving Credit Commitment hereunder, a new Note or Notes to the order of the assigning Lender in an amount equal to the Revolving Credit Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto. Notes surrendered to the Borrower shall be canceled by the Borrower.

                  (g) Notwithstanding any other provision herein, any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.13, disclose to the assignee or participant or proposed assignee or participant, any information, including, without limitation, any Information, relating to the Borrower furnished to such Lender by or on behalf of the Borrower in connection with this Agreement; provided, however, that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree in writing to preserve the confidentiality of any confidential Information relating to the Borrower received from such Lender.

         13.13 HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

         13.14 SURVIVAL. All representations and warranties made by Borrower herein shall survive delivery of the Notes and the making of the Loans.

         13.15 NO THIRD PARTY BENEFICIARY. The parties do not intend the benefits of this Agreement to inure to any third party, nor shall any Loan Document or any course of conduct by any party hereto be construed to make or render the Agent or any Lender or any of its officers, directors, agents, or employees liable (a) to any materialman, supplier, contractor, subcontractor, purchaser, or lessee of any property owned by Borrower, or (b) for debts or claims accruing to any such Persons against Borrower.

         13.16 MULTIPLE COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         13.17 ENTIRETY. THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH BORROWER IS A PARTY MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

                           (signatures on next pages)

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.




                                          BORROWER:

                                          TANDY BRANDS ACCESSORIES, INC.

                                          By:    /s/ JSB JENKINS
                                             -----------------------------------

                                          Name:  JSB Jenkins
                                               ---------------------------------

                                          Title: President
                                                --------------------------------

                                          AGENT:

                                          WELLS FARGO HSBC TRADE
                                          BANK, N.A.

                                          By:    /s/ PETER LOEFFLER
                                             -----------------------------------

                                          Name:  Peter Loeffler
                                               ---------------------------------

                                          Title: Regional Vice President
                                                --------------------------------

                                          WELLS FARGO BANK, N.A.

                                          By:    /s/ PETER LOEFFLER
                                             -----------------------------------

                                          Name:  Peter Loeffler
                                               ---------------------------------

                                          Title: Regional Vice President
                                                --------------------------------

                                          LENDERS:

                                          WELLS FARGO HSBC TRADE BANK,
                                          N.A.


                                          By:    /s/ PETER LOEFFLER
                                             -----------------------------------

                                          Name:  Peter Loeffler
                                               ---------------------------------

                                          Title: Regional Vice President
                                                --------------------------------
                                          Address:   1445 Ross Avenue, Suite 450
                                                     Dallas, TX 75202
                                          Attention: Peter Loeffler
                                          Fax No.:   214-220-2166

                                          COMERICA BANK -- TEXAS, N.A.

                                          By:    /s/ DONALD P. HELLMAN
                                             -----------------------------------

                                          Name:  Donald P. Hellman
                                               ---------------------------------

                                          Title: Sr. Vice President
                                                --------------------------------
                                          Address:   8828 Stemmons, Suite 441
                                                     Dallas, TX 75247
                                          Attention: Donald P. Hellman
                                          Fax No.:   972-263-9837

                                      FIRSTAR BANK, N.A.

                                      By:    /s/ GREGORY L. DRYDEN
                                         -----------------------------------
                                      Name:  Gregory L. Dryden
                                      Title: Vice President
                                      Address:   One Firstar Plaza, 12th Floor
                                                 St. Louis, MO 63101
                                      Attention: Gregory L. Dryden
                                      Fax No.:   314-418-3859

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                          TANDY BRANDS ACCESSORIES, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT A
                    FORM OF REVOLVING CREDIT PROMISSORY NOTE


U.S. $________________                                            June ___, 2001


FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________________________________, a _______________________
(the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., a national banking association, as agent for the Lenders (the "Agent"), and Wells Fargo Bank, N.A., a national banking association, as arranger (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Agent, the lesser of (i) the principal sum of __________________________ DOLLARS ($___________), or (ii) the
aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Revolving Credit Commitment.

The Borrower promises to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A., as Agent, at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. Each Advance under the Revolving Credit Commitment made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Promissory Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Advances in accordance with the terms of this Note.

This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Security Documents. The Credit Agreement, among other things, (i) provides for the making of Advances under the Revolving Credit Commitment by the Lender to the Borrower from time to time pursuant to Section
2.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                               COMPASS BANK, N.A.

                               By: /s/ MICHAEL H. KEITH
                                  -------------------------------
                               Name:     Michael H. Keith
                                    -----------------------------
                               Title:    Vice President
                                     ----------------------------
                               Address:   8080 N. Central Expressway
                                          Suite 250
                                          Dallas, TX 75206
                               Attention: Michael Keith
                               Fax No. 214-346-2746

                                    EXHIBIT B

                           FORM OF NOTICE OF BORROWING


                             _______________, 200__

Wells Fargo HSBC Trade Bank, N.A., as Agent for the Lenders parties to the Credit Agreement referred to below
201 3rd Avenue, 8th floor
San Francisco, California 94103

         Attention: ______________________




Ladies and Gentlemen:

         1. SUBMISSION PURSUANT TO CREDIT AGREEMENT. The undersigned, Tandy Brands Accessories, Inc., a Delaware corporation (the "Borrower"), refers to the Credit Agreement, dated as of June 27, 2001 (as amended from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms defined therein and not defined herein being used herein as therein defined), among the undersigned, certain Lenders parties thereto, Wells Fargo HSBC Trade Bank, N.A., a national banking association, as Agent for such Lenders, and Wells Fargo Bank, N.A., a national banking association, and hereby gives you notice, irrevocably pursuant to Section 2.3 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing as required by the Credit Agreement.

         2. REQUEST FOR ADVANCE. Borrower hereby requests that the Lenders or the Swingline Lender, as applicable, make an Advance or a Swingline Advance to Borrower pursuant to the Credit Agreement as follows:

         A.       ADVANCE UNDER REVOLVING CREDIT COMMITMENT OR SWINGLINE
                  ADVANCE?

                  ___      ADVANCE UNDER REVOLVING CREDIT COMMITMENT
                  ___      SWINGLINE ADVANCE (IF SWINGLINE ADVANCE, GO TO
                           SECTION 2(D) OF THIS NOTICE OF BORROWING)

         B.       ALTERNATE BASE BORROWING.

                  (i) Amount of Alternate Base Borrowing: $______________ (Minimum of $500,000.00 or a greater integral multiple of $100,000.00).

                           ___      New Advance
                           ___      Rollover/conversion of existing Advance

                  (ii)     Date of Advance or rollover/conversion of existing
                           Advance: _________________________________________

         C.       EURODOLLAR BORROWING.

                  (i) Amount of Eurodollar Borrowing: $______________ (Minimum of $1,000,000.00, or a greater integral multiple of $500,000.00).

                                    ___      New Advance
                                    ___      Rollover/conversion of existing
                                             Advance

                  (ii) Date of Advance or rollover/conversion of existing Advance:__________________________________________


                  (iii) Interest Period: ________ months (one, two, three, or six months).

         D.       SWINGLINE ADVANCE.

                  (i) Amount of Swingline Advance (which must be an Alternate Base Borrowing): $_________________ (Minimum of $500,000.00 or a greater integral multiple of $100,000.00).

                  (ii)     Date of Swingline Advance: ________________________





         3. REPRESENTATIONS, WARRANTIES, AND CERTIFICATIONS. Borrower hereby represents, warrants, and certifies to the Agent and the Lenders that, as of the date of the Advance or Swingline Advance requested herein:

                  (a) No Potential Default or Event of Default exists.

                  (b) The representations and warranties of a continuing nature contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects, with the same force and effect as though made on and as of the date of the Advance or Swingline Advance except those representations and warranties that relate only to a particular date.

         4. PROCEEDS OF BORROWING. The Agent is authorized to deposit the proceeds of the Advance or Swingline Advance requested hereby, other than an Advance constituting a rollover or conversion of an existing Advance, into the general deposit account of the Borrower with the Agent pursuant to Section 2.2(d) of the Credit Agreement.

         5. EXECUTION AUTHORIZED. This Notice of Borrowing is executed on ________________, 200__ by an authorized officer of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

         Executed as of the date first above written.

                                            Sincerely,

                                            TANDY BRANDS ACCESSORIES, INC.



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT C

                                CLOSING DOCUMENTS


1.       Credit Agreement.

2.       Revolving Credit Notes and Swingline Note.

3. The Security Documents executed by the Borrower and each Guarantor, as applicable, as follows:

         A.  Security Agreements executed by the following entities:

         Borrower
         TBAC Prince Gardner, Inc.
         TBAC General Management Company
         Amity/Rolfs, Inc.
         Accessory Design Group, Inc.
         TBAC Investments, Inc.
         TBAC-AIS, Inc.
         Tandy Brands Accessories Handbags, Inc.
         Stagg Industries, Inc.
         TBAC Investment Trust
         TBAC Management Company L.P.
         H. A. Sheldon Canada, Ltd.

         B.  Subsidiary Guaranty executed by all Guarantors.

         C.  Trademark Security Agreements executed by the following entities:

         TBAC Investment Trust
         H. A. Sheldon Canada, Ltd.

         D.  Patent Security Agreements executed by the following entities:

         TBAC Investment Trust

         E.  Copyright Security Agreements executed by the following entities:

         TBAC Investment Trust

         F.  Stock Pledge Agreements executed by the following entities:

         Borrower (pledging the stock of its direct Subsidiaries)
         TBAC Investments, Inc. (pledging its interest in TBAC Investment Trust)

         TBAC General Management Company and TBAC Investments, Inc. (pledging their partnership interests in TBAC Management Company L.P.)

         F.   UCC-1 Financing Statements

         G.   Landlord Consents

         H. Consent to Inventory Lender's Use of Trademark from such Licensors as the Agent deems necessary.

4. Notice of Borrowing with respect to the initial Advance meeting the requirements of Exhibit B.

5. A Certificate of Solvency executed by the chief financial officer of the Company that, after giving effect to the transactions contemplated hereby, (i) the aggregate fair value and present fair salable value of the Borrower's and each Subsidiary's assets would exceed the Borrower's and each Subsidiary's total liabilities, including identified contingent liabilities; (ii) the Borrower and each Subsidiary should be able to pay its debts as they become due in the ordinary course of business; and (iii) the Borrower and each Subsidiary does not have an unreasonably small amount of capital to engage in its business as management has indicated it is now conducted and is proposed to be conducted following the consummation of the transaction contemplated hereby.

6. Officer's Certificate of the Borrower certifying (a) the truth and accuracy, in all material respects, of all of the representations and warranties contained in the Loan Documents, (b) compliance with the conditions set forth in Section
7.1 of the Agreement, (c) that no event has occurred and is continuing, which constitutes a Potential Default or an Event of Default, (d) the resolutions of Borrower approving the execution, delivery and performance of the Loan Documents delivered at closing and the transactions contemplated therein, duly adopted by Borrower's Board of Directors, (e) the names of the officers of Borrower authorized to sign each of the Loan Documents delivered at closing, and (f) a copy of the Articles of Incorporation of Borrower, and all amendments thereto, and a copy of the Bylaws of Borrower, and all amendments thereto.

7. Officer's Certificates of each Guarantor certifying (a) the truth and accuracy, in all material respects, of all of the representations and warranties contained in the Subsidiary Guaranty and the Security Documents, (b) the resolutions of such Guarantor approving the execution, delivery, and performance of the Subsidiary Guaranty and the Security Documents delivered at closing to which such Guarantor is a party, and the transactions contemplated therein, duly adopted by such Guarantor's Boards of Directors, (c) the names of the officers of such Guarantor authorized to sign the Subsidiary Guaranty and the Security Documents delivered at closing to which such Guarantor is a party, and (d) copies of the Articles of Incorporation of such Guarantor, and all amendments thereto, and copies of the Bylaws of such Guarantor, and all amendments thereto.

8. Certificates of existence and good standing for Borrower and the Guarantors issued by the state of incorporation and in each other state in which the Borrower and/or any Guarantor is required to be qualified to do business as a foreign corporation.

9. Copies of the Articles of Incorporation of Borrower and the Guarantors, and all amendments thereto, certified by the Secretary of State of the applicable State of Incorporation.

10. Evidence of cancellation of existing debt facilities and liens securing such facilities, including but not limited to a payoff letter signed by Bank of America, N.A. relating to the payoff of the Borrower's existing credit facility, which is reasonably satisfactory to the Agent in all respects.

11. Certificates of Dissolution for Tiger Accessories, Inc., TBAC--Torel, Inc. and TBAC Canterbury, Inc. in form and substance satisfactory to Agent in all respects.

12. Opinion from Borrower's counsel in form and substance reasonably acceptable to the Agent.

13. Certificates of insurance evidencing the existence of all insurance required to be maintained pursuant to Section 9.10, hereof along with originally executed loss payee endorsements and additional insured endorsements, all in favor of the Agent.

14. Such other documents or information as may be reasonably required by the Agent.

                                    EXHIBIT D


                  SUBSIDIARIES - TANDY BRANDS ACCESSORIES, INC.



                                              Number
                                          of Outstanding
                                             Shares of
                                          Each Class of
                                              Capital
                      Jurisdiction of         Stock or      Owner of Outstanding      Jurisdictions qualified as
                      Incorporation         Partnership    Shares or Interests of       Foreign Corporation or
Subsidiary            or Organization     Interest Owned   Each Such Class Owned              Partnership
----------            ---------------     --------------   ----------------------     --------------------------
TBAC Prince                                                     Tandy Brands
Gardner, Inc.         Delaware                               Accessories, Inc.

Amity/Rolfs, Inc.                                               Tandy Brands
                      Delaware                               Accessories, Inc.

TBAC Investments,                                               Tandy Brands
Inc.                  Nevada                                 Accessories, Inc.

TBAC General
Management                                                      Tandy Brands
Company               Nevada                                 Accessories, Inc.

Accessory
Design Group,                                                   Tandy Brands
Inc.                  Delaware                               Accessories, Inc.

                                                                Tandy Brands
TBAC--Torel, Inc.     Delaware                               Accessories, Inc.

Tandy Brands
Accessories                                                     Tandy Brands
Handbags, Inc.        Delaware                               Accessories, Inc.

Stagg Industries,                                               Tandy Brands
Inc.                  Alabama                                Accessories, Inc.

H.A. Sheldon                                                    Tandy Brands
Canada, Ltd.          Ontario, Canada                        Accessories, Inc.

TBAC                                                         TBAC Investments,
Investment Trust      Pennsylvania                                  Inc.

TBAC                                                            TBAC General
Management                                                  Management Company,
Company, Ltd.         Delaware                              General Partner (1%)

                                                                Tandy Brands
                                                             Accessories, Inc.
                                                           Limited Partner (99%)

                                   EXHIBIT E

                              SUBSIDIARY GUARANTY

                                    EXHIBIT F
                             FORM OF SWINGLINE NOTE

U.S. $10,000,000.00                                               June 27, 2001


FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of WELLS FARGO HSBC TRADE BANK, N.A., a national banking association (the "Lender"), for the account of its Domestic Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001 by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders") Wells Fargo HSBC Trade Bank, N.A., a national banking association, as Agent for the Lenders, and Wells Fargo Bank, N.A., a national banking association, (as amended, modified or supplemented from time to time, the "Credit Agreement")) (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender, the lesser of (i) the principal sum of TEN MILLION AND NO/l00 DOLLARS ($10,000,000.00), or (ii) the aggregate unpaid principal amount of all Swingline Advances made by the Lender to the Borrower.

The Borrower promises to pay the entire unpaid principal balance hereof at such time as specified in the Credit Agreement. In addition, the Borrower promises to pay interest on the unpaid principal balance hereof from and after the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A. at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. All payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Swingline Note, provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Swingline Advances in accordance with the terms of this Swingline Note.

This Swingline Note is one of the Swingline Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Swingline Note is secured by the Collateral described in the Security Documents. The Credit Agreement, among other things, (i) provides for the making of Swingline Advances by the Lender to the Borrower from time to time pursuant to Section 3.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Swingline Advance being evidenced by this Swingline Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement.

No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.


THIS SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.



                                            TANDY BRANDS ACCESSORIES, INC.



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                LOANS, MATURITIES
                     AND PAYMENTS OF PRINCIPAL AND INTEREST


                                Rate of
                                Interest          Amount of       Amount of       Unpaid
Borrowing    Amount and      Applicable to     Principal Paid   Interest Paid    Principal    Notation
  Date      Type of Loan          Loan           or Prepaid       or Prepaid      Balance      Made By
---------   ------------     -------------     --------------   -------------    ---------    --------













                                    EXHIBIT G

                        FORM OF LETTER OF CREDIT REQUEST


                              _____________, 200__


   (Address to Issuing Bank)
-------------------------------

-------------------------------

-------------------------------

-------------------------------



Attention: ____________________

Ladies and Gentlemen:

         Reference is made to the Credit Agreement dated as of June 27, 2001 (as amended from time to time, the "Credit Agreement") among the undersigned, certain Lenders parties thereto, Wells Fargo HSBC Trade Bank, N.A., a national banking association, as Agent for such Lenders, and Wells Fargo Bank, N.A., a national banking association. Capitalized terms used herein not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The Borrower hereby requests the issuance of a [STANDBY] [COMMERCIAL] Letter of Credit under the Credit Agreement, and in that connection sets forth below the information relating to such Letter of Credit ("Proposed Letter of Credit") as required by Section 4.2 of the Credit Agreement. The Proposed Letter of Credit must be issued:

                  (a)      on or before _____________________, 200__(1)

                  (b)      for the benefit of _____________________

                  (c)      in the amount of $______________________

                  (d)      having an expiry date of _____________________,
                           200__(2)

                  (e) subject to the conditions set forth in the Application for Letter of Credit submitted herewith.



----------

(1) Must be not less than three (3) Business Days after notice is given to the Issuing Bank.

(2) Must be not later than the earlier of (A) the Termination Date or (B) (i) one hundred eighty (180) days from the date of issuance for a Commercial Letter of Credit or (ii) one (1) year from the date of issuance Letter of Credit.

                  [The Borrower hereby refers to Letter of Credit Number ________ (the "Expiring Letter of Credit") which has an existing expiry date of _____________. The Borrower hereby requests that the expiry date of the Expiring Letter of Credit be extended to ________.]

         The Borrower hereby certifies that after giving effect to the [issuance of the Proposed Letter of Credit] or [the extension of the Expiring Letter of Credit] (a) the maximum amount outstanding under all Letters of Credit does not exceed $20,000,000 and (b) the sum of the Letter of Credit Obligations plus all Advances under the Revolving Credit Commitment plus all Swingline Advances plus the Acceptance Exposure do not exceed $80,000,000. The Borrower hereby certifies that on the date hereof all applicable conditions to the issuance of the Proposed Letter of Credit set forth in Section 7 of the Credit Agreement have been satisfied and that the Proposed Letter of Credit complies with the terms of the Credit Agreement, and upon the issuance of the Proposed Letter of Credit, the Borrower will be deemed to have recertified the foregoing on such issuance date.

                                            Sincerely,

                                            TANDY BRANDS ACCESSORIES, INC.



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

 .


                                    EXHIBIT H


                        FORM OF ASSIGNMENT AND ACCEPTANCE



         Reference is made to the Credit Agreement, dated as of June 27, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Tandy Brands Accessories, Inc., a Delaware corporation (the "Borrower"), the lenders named in Schedule 2.1 thereto (the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., as Agent (in such capacity, the "Agent"), and Wells Fargo Bank, N.A.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         The Assignor named on Schedule I (the "Assignor") and the Assignee named on Schedule I (the "Assignee") agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Transfer Effective Date (as defined in Section 4 below), an interest (the "Assigned Interest") as specified in Schedule I in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents with respect to the Total Revolving Credit Commitment provided for in the Credit Agreement as set forth on Schedule I (the "Assigned Facility"), in a principal amount for the Assigned Facility as set forth on Schedule I.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, perfection, priority, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned thereunder free and clear of any adverse claim upon the interest being assigned by it hereunder; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of the Guarantors or any other obligor or the performance or observance by the Borrower, any of the Guarantors or any other obligor of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note(s), if any, held by it evidencing the Assigned Facility and requests that the Borrower exchange such Note(s) for a new Note or Notes payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facility) a new Note or Notes payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Transfer Effective Date).

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (f) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on Schedule I and (g) attaches the forms prescribed by the Internal Revenue Service of the United States of America certifying as to the Assignee's status for purposes of determining exemption from United States of America withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and its Note(s) or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

         4. The Transfer Effective Date of this Assignment and Acceptance shall be as specified on Schedule I. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to Section 13.12 of the Credit Agreement, and it shall be effective as of the Transfer Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five (5) Business Days after the date of such acceptance and recording by the Agent). The Agent shall give prompt notice of any such Assignment and Acceptance to the Borrower and the Lenders.

         5. Upon such acceptance and recording, from and after the Transfer Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Transfer Effective Date or with respect to the making of this assignment directly between themselves.

         6. From and after the Transfer Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement, (and, in case of an Assignment and Acceptance covering all or the remaining portion of an Assignor's rights and obligations under this Agreement, such Lender shall cease to be a party to the Loan Documents), but shall nevertheless continue to be entitled to the benefits of Sections 2.18 and 9.13 thereof.

         7. Notwithstanding any other provision hereof, if the consents of the Borrower and the Agent hereto are required under Section 13.12 of the Credit Agreement, this Assignment and Acceptance shall not be effective unless such consents shall have been obtained as evidenced by Schedule I attached hereto.

         8. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Texas without regard to the principles of conflict of laws thereof.

         9. This Assignment and Acceptance may be executed by one or more of the parties to this Assignment and Acceptance on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date indicated by the signatures of their respective duly authorized officers on Schedule I hereto.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                                SCHEDULE I to the
                            Assignment and Acceptance

                  Re: Credit Agreement, dated as of June 27, 2001, among Tandy Brands Accessories, Inc., the Lenders named in
                           Schedule 2.1 thereto, Wells Fargo HSBC Trade Bank, N.A., as Agent, and Wells Fargo Bank, N.A..



Name of Assignor:
                 ------------------------------------------------------

Name of Assignee:
                 ------------------------------------------------------

Transfer Effective Date of Assignment:
                                      ---------------------------------


            Credit                                  Principal                  Commitment
       Facility Assigned                         Amount Assigned           Percentage Assigned
       -----------------                         ---------------           -------------------


Revolving Credit Commitment                     $_______________             _____________%


[NAME OF ASSIGNEE]                      [NAME OF ASSIGNOR]



By:                                     By:
   ----------------------------            ----------------------------
Name:                                   Name:
     --------------------------              --------------------------
Title:                                  Title:
      -------------------------               -------------------------
Date:                                   Date:
      -------------------------               -------------------------


Domestic Lending Office:                Eurodollar Lending Office:

-------------------------------         -------------------------------

-------------------------------         -------------------------------

-------------------------------         -------------------------------

-------------------------------         -------------------------------

Accepted for recording in the Register:      Consented to:

WELLS FARGO HSBC TRADE BANK,                 TANDY BRANDS ACCESSORIES, INC.
N.A., as Agent

By:                                          By:
   ----------------------------                 ----------------------------
Name:                                        Name:
     --------------------------                   --------------------------
Title:                                       Title:
      -------------------------                    -------------------------
Date:                                        Date:
      -------------------------                    -------------------------

                                 SCHEDULE 1.1(a)
                                 Permitted Liens


None.

                                  Schedule 2.1

                      Lenders; Revolving Credit Commitments

                                                 Amount of        Percentage of
                                                Commitment          Commitment

Wells Fargo HSBC Trade Bank, N.A.              $30,000,000            37.50%
Comerica Bank--Texas, N.A.                     $20,000,000            25.00%
Firstar Bank, N.A.                             $15,000,000            18.75%
Compass Bank, N.A.                             $15,000,000            18.75%

                                 SCHEDULE 2.2(a)

                             Domestic Lending Office

Wells Fargo HSBC Trade Bank, N.A.
San Francisco Loan Center
201 3rd Street, 8th Floor
San Francisco, California
Attn: Louisa Ng
Phone: 415-477-5314
Facsimile: 415-546-6353

Wells Fargo Bank, N.A.
San Francisco Loan Center
201 3rd Street, 8th Floor
San Francisco, California
Attn: Louisa Ng
Phone: 415-477-5314
Facsimile: 415-546-6353

Compass Bank
8080 N. Central Expy., Suite 250
Dallas, Texas 75206
Attn: Bonnie Poole
Phone: 214-706-8038
Facsimile: 214-346-2746

Comerica Bank
8828 Stemmons Frwy., Suite 441
Dallas, Texas 75247
Attn: Elaine Katt
Phone: 734-632-3063
Facsimile: 734-632-7050

Firstar Bank, N.A.
One Firststar Plaza
St. Louis, Missouri 63101.
Attn: Connie Sweeney
Phone: 920-426-7604
Facsimile: 920-426-7954

                                 SCHEDULE 2.2(b)

                            Eurodollar Lending Office


Wells Fargo HSBC Trade Bank, N.A.
San Francisco Loan Center
201 3rd Street, 8th Floor
San Francisco, California
Attn: Louisa Ng
Phone: 415-477-5314
Facsimile: 415-546-6353

Wells Fargo Bank, N.A.
San Francisco Loan Center
201 3rd Street, 8th Floor
San Francisco, California
Attn: Louisa Ng
Phone: 415-477-5314
Facsimile: 415-546-6353

Compass Bank
8080 N. Central Expy., Suite 250
Dallas, Texas 75206
Attn: Bonnie Poole
Phone: 214-706-8038
Facsimile: 214-346-2746

Comerica Bank
8828 Stemmons Frwy., Suite 441
Dallas, Texas 75247
Attn: Elaine Katt
Phone: 734-632-3063
Facsimile: 734-632-7050

Firstar Bank, N.A.
One Firststar Plaza
St. Louis, Missouri 63101
Attn: Connie Sweeney
Phone: 920-426-7604
Facsimile: 920-426-7954

                                SCHEDULE 8.14(a)
                      Compliance with Corporate Authorities

Attached is a listing of jurisdictions where the Company and/or its subsidiaries have an immaterial number of non-sales related employees and, as such, may require that said entity qualify within that state. To date, the Company is qualified and in good standing only in those states bolded.

                         TANDY BRANDS ACCESSORIES, INC.
                                AND SUBSIDIARIES

                         BUSINESS JURISDICTION LISTING

                                                                            TANDY BRANDS     TBAC GENERAL
 TANDY BRANDS       TBAC PRINCE                          ACCESSORIES        ACCESSORIES       MANAGEMENT         TBAC
ACCESSORIES INC.    GARDNER INC.   AMITY/ROLFS INC.    DESIGN GROUP INC.    HANDBAGS INC.      COMPANY      INVESTMENTS INC.
----------------    ------------   ----------------    -----------------    -------------    ------------   ----------------
DELAWARE*           DELAWARE*      DELAWARE*           DELAWARE*            DELAWARE*        NEVADA*        NEVADA*
Arizona             Arkansas       TEXAS               California           MISSOURI         Texas
Arkansas            Missouri       WISCONSIN           Minnesota            NEW York
CALIFORNIA          TEXAS                              New York             TEXAS
Colorado                                               TEXAS                Wisconsin
Connecticut
Florida
Georgia
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Minnesota
Mississippi
MISSOURI
Michigan
Montana
Nebraska
Nevada
New Jersey
NEW YORK
N. Carolina
Oklahoma
Oregon
Pennsylvania
Ohio
S. Carolina
Tennessee
TEXAS
Virginia
Washington
West Virginia

                                                                                                TBAC
 TANDY BRANDS          H.A. SHELDON                                 STAGG INDUSTRIES,        MANAGEMENT        TBAC INVESTMENT
ACCESSORIES INC.        CANADA LTD.          TBAC-TOREL INC.               INC.              COMPANY LP             TRUST
----------------       ------------          ---------------        -----------------        ----------        ---------------
DELAWARE*              ONTARIO, CANADA*      DELAWARE*              ALABAMA*                 DELAWARE*          PENNSYLVANIA*
Arizona                                      TEXAS
Arkansas
CALIFORNIA
Colorado
Connecticut
Florida
Georgia
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Minnesota
Mississippi
MISSOURI
Michigan
Montana
Nebraska
Nevada
New Jersey
NEW YORK
N. Carolina
Oklahoma
Oregon
Pennsylvania
Ohio
S. Carolina
Tennessee
TEXAS
Virginia
Washington
West Virginia

                         TANDY BRANDS ACCESSORIES, INC
                                AND SUBSIDIARIES

                         BUSINESS JURISDICTION LISTING


                                                                      TANDY BRANDS     TBAC GENERAL
 TANDY BRANDS      TBAC PRINCE                       ACCESSORIES       ACCESSORIES      MANAGEMENT         TBAC         H.A. SHELDON
ACCESSORIES INC.   GARDNER INC.  AMITY/ROLFS INC.  DESIGN GROUP INC.  HANDBAGS INC.      COMPANY     INVESTMENTS INC.    CANADA LTD.
----------------   ------------  ----------------  -----------------  -------------    ------------  ----------------   ------------
Wisconsin




                                            TBAC
                   STAGG INDUSTRIES,     MANAGEMENT     TBAC INVESTMENT
TBAC-TOREL INC.           INC.           COMPANY LP          TRUST
---------------    -----------------     ----------     ---------------
Wisconsin

                                SCHEDULE 8.14(b)
                    Compliance with Governmental Authorities

Searches revealed the following registrations and filings, all of which will be disposed of by Closing or as soon thereafter as reasonably possible:



                       FILE           REGISTRATION                  COLLATERAL/DOCUMENT       SECURED                        REG.
DEBTOR                 NUMBER         NUMBER*                       DESCRIPTION               PARTY                          PERIOD
------                 ------         ------------                  -------------------       -------                        ------

H. A. SHELDON
 CANADA LTD.


H. A. Sheldon          862779024      20000613 1148 1031 5349       Consumer Goods,           H.M. The Queen in              3 years
Canada Ltd.                                                         Inventory,                Right of Ontario as
                                                                    Equipment, Accounts,      Represented by the M.O.F.
                                                                    Other

                                                                    Amount - $13421           [registering agent is noted
                                                                                              as Collection Manager -
                                                                    Maturity - 17June2003     M.O.F. -
                                                                                              (CT/EHT717/759)]



H. A. Sheldon          856362537      19991102 1511 1031 8586      Consumer Goods,            H.M. The Queen in              3 years
Canada Ltd.                                                        Inventory,                 Right of Ontario as
                                                                   Equipment, Accounts,       Represented by MOF
                                                                   Other, Motor
                                                                   Vehicle

                                                                   Amount - $2201             [registering agent is noted
                                                                                              as Collection Manager -
                                                                                              M.O.F. - (RST/EHT/CT)]

                                                                   1990 Ford Van (Blu)
                                                                   Vin 1FTEE14N7LHB56755

                                                                   VP# 8541-0616
                                                                   CT# 3088258
                                                                   MOF# 19001-36902 (525)


1088258 ONTARIO INC.

No Registrations


     * The first eight digits of the Registration Number denote the year, month and day of registration.


     FILE NUMBER         00-006770

     Issue Date          2000-06-07

     Date Effective      2000-06-26

     Defendant           H. A. Sheldon Canada Ltd.

     Creditor            The Employer Health Tax Act
                         Her Majesty the Queen
                         The Minister of Finance
                         Collections Branch
                         33 King Street West, 6th Floor, Oshawa, Ontario L1H 8H5 905-433-6027/6622/6621

     Solicitor           Same as Creditor

     Comments            Court File No. 108045430

                         $11,492.24 and interest at 10% per year compounded daily on the sum of $11,492.24 from the 5th day of June 2000.

FILE NUMBER         00-006772
-----------         ---------
Issue Date          2000-06-08
Date Effective      2000-06-26
Defendant           H.A. Sheldon Canada Ltd.
Creditor            The Employer Health Tax Act
                    Her Majesty the Queen
                    The Minister of Finance
                    Collections Branch
                    33 King Street West, 6th Floor, Oshawa, Ontario L1H 8H5
                    905-433-6027/6622/6621
Solicitor           Same as Creditor
Comments            Court File No. 3088258
                    $1,928.68 and interest at 10% per year compounded daily
                    on the sum of $1,928.68 from the 5th day of June 2000.


FILE NUMBER         95-018223
-----------         ---------
Issue Date          1995-09-27
Date Effective      1995-10-11
Defendant           H.A. Sheldon Canada Ltd.
Creditor            Worker's Compensation Board
                    P.O. Box 2099, Station LCDL
                    Hamilton, Ontario L8N 4C5
                    1-800-268-0929 ext. 4404 (Attn. M. Johnston)
Solicitor           Same as Creditor
Comments            $81,440.00 and interest at 1.5% per month
Judgement/Costs     $81,440.00 and interest at 1.5% per month starting 1995-09-27

                                SCHEDULE 8.14(b)
                    Compliance with Governmental Authorities

  Searches revealed the following registrations and filings, all of which will be disposed of by Closing or as soon thereafter as reasonably possible:

               FILE          REGISTRATION              COLLATERAL/DOCUMENT        SECURED                          REG.
DEBTOR         NUMBER        NUMBER*                   DESCRIPTION                PARTY                            PERIOD
------         ------        ------------              -------------------        -------                          ------
H.A. SHELDON CANADA LTD.

H.A. Sheldon   862779024     20000613 1148 1031 5349   Consumer Goods,            H.M. The Queen in Right          3 years
Canada Ltd.                                            Inventory, Equipment,      of Ontario as Represented
                                                       Accounts, Other            by the M.O.F.

                                                       Amount - $13,421           [registering agent is noted
                                                                                  as Collection Manager --
                                                       Maturity -- 17June2003     M.O.F. --
                                                                                  (CT/EHT717/759)]

H.A. Sheldon   856362537     19991102 1511 1031 8586   Consumer Goods,            H.M. The Queen in Right          3 years
Canada Ltd.                                            Inventory, Equipment,      of Ontario as Represented
                                                       Accounts, Other, Motor     by MOF
                                                       Vehicle
                                                                                  [registering agent is noted
                                                       Amount - $2,201            as Collection Manager --
                                                                                  M.O.F. -- (RST/EHT/CT)]
                                                       1990 Ford Van (Blu) Vin
                                                       1FTEE14N7LHB56755

                                                       VP# 8541-0616
                                                       CT# 3088258
                                                       MOF# 19001-36902 (525)

1088258 ONTARIO INC.

No Registrations

     * The first eight digits of the Registration Number denote the year, month and day of registration.

     FILE NUMBER         00-006770

     Issue Date          2000-06-07

     Date Effective      2000-06-26

     Defendant           H.A. Sheldon Canada Ltd.

     Creditor            The Employer Health Tax Act
                         Her Majesty the Queen
                         The Minister of Finance
                         Collections Branch
                         33 King Street West, 6th Floor, Oshawa, Ontario L1H 8H5 905-433-6027/6622/6621

     Solicitor           Same as Creditor

     Comments            Court File No. 108045430

                         $11,492.24 and interest at 10% per year compounded daily on the sum of 11,492.24 from the 5th day of June 2000.

FILE NUMBER        00-006772

Issue Date         2000-06-08

Date Effective     2000-06-26

Defendant          H.A. Sheldon Canada Ltd.

Creditor           The Employer Health Tax Act
                   Her Majesty the Queen
                   The Minister of Finance
                   Collections Branch
                   33 King Street West, 6th Floor, Oshawa, Ontario L1H 8H5 905-433-6027/6622/6621

Solicitor          Same as Creditor

Comments           Court File No. 3088258

                   $1,928.68 and interest at 10% per year compounded daily on the sum of $1,928.68 from the 5th day of June 2000.


FILE NUMBER        95-018223

Issue Date         1995-09-27

Date Effective     1995-10-11

Defendant          H.A. Sheldon Canada Ltd.

Creditor           Worker's Compensation Board
                   P.O. Box 2099, Station LCDL
                   Hamilton, Ontario L8N 4C5
                   1-800-268-0929 ext. 4404 (Attn. M. Johnston)

Solicitor          Same as Creditor

Comments           $81,440.00 and interest at 1.5% per month

Judgement/Costs    $81,440.00 and interest at 1.5% per month starting 1995-09-27

                                 SCHEDULE 8.18
                                     Leases


See attached listing.

TANDY BRANDS ACCESSORIES AND SUBSIDIARIES
ACTIVE LEASE AGREEMENTS

           DIVISION                   LESSOR                                 DESCRIPTION                   SQ FT
           --------                   ------                                 -----------                   -----
   PG         PG       S Dayan & Assocs/Vineville                 Office - Mike Ketterbaugh                  350
             TBA       Torel, Inc.                                Inventory Storage Space - Yoakum        19,765
           TBA/ADG     Beau Terre                                 Office/Showroom - Bentonville, AR          986
           ADG-WHSE @  PBCC @                                     Postage Equip-Paragon Equip. @             n/a @
             CORP      Shurgard Storge Center                     Off-Site Storage Unit                      360
           Handbags    Enterprise Center +                        Hong Kong office +                       1,900 +
   HAS       HAS       Pension Fund Realty Limited +              Canadian Office +                       37,229 +
   ADG       ADG       475 Gate 5 Road Partners(see above) +      Office - Sausalito, CA +                 1,600 +
           ADG-WHSE    Vantage +                                  Old ADG Whse - Inwood, Dis +            47,600 +
  CORP       CORP @    PBCC @                                     Postage Equip - Paragon Equip. @           n/a @
  TIGER     TIGER      Empire State Building                      Office/Showroom                          2,304
SPIELBERG  Handbags    Barry & Jean Senseman/CDM Prop Mgt         Office - St. Louis, Missouri             1,700
             CORP      Koll Bren Fund VI, LP (was UNUM)           Corporate Office***                     34,534
             CORP      Helmsley-Spear, Inc.                       Empire StBldg.(4801-4803&4821-4824)      6,186
             CORP      Helmsley-Spear, Inc.                       Empire State Bldg rm 4804-4806           1,569
             ADG       Pinnacle Industrial Center Ltd Ptnrshp     Distribution Center/Warehouse          134,818
             TBA @     Stimpson @                                 Type 12 Power Machine @                    n/a @
             TBA @     William C. Loyd/Stocko @                   (2) Stocko Snap Fastners @                 n/a @
   TBA       TBA       Ehlers, Jack E.                            Equipment Storage Sace-Yoakum            5,000
                                                                                                         -------
                                                                                                         295,901
                                                                         TERM                          RENT
                                                                --------------------------  --------------------------  AUTO
           DIVISION                   LESSOR                        FROM           TO            SCHEDULE        MO/YR  RENEW   REF.
           --------                   ------                    -------------   ----------  -------------------  -----  -----   ----
   PG         PG       S Dayan & Assocs/Vineville                   Monthly     12/31/94    $   535.00            MO     YES    I
             TBA       Torel, Inc.                                  11/8/95     12/31/98    $ 2,635.19            MO     YES    MM
           TBA/ADG     Beau Terre                                    9/1/00      8/31/03    $ 1,100.00            MO            J
           ADG-WHSE @  PBCC @                                       1/30/97 @    4/30/00 @  $    62.00 @          MO @   NO @   U @
             CORP      Shurgard Storge Center                        Annual       6/1/00    $ 2,220.00            YR     YES    B
           Handbags    Enterprise Center +                          10/1/00 +    5/31/01 +  $ 2,300.00 + ******   MO     NO     Y
   HAS       HAS       Pension Fund Realty Limited +                6/30/92 +    6/30/01 +  $18,101.20 + * **     MO     NO     G
   ADG       ADG       475 Gate 5 Road Partners(see above) +         8/1/00 +    7/31/01 +  $ 4,800.00 +          MO     NO     T
           ADG-WHSE    Vantage +                                     8/1/96 +    7/31/01 +  $11,305.00 +          MO     NO
  CORP       CORP @    PBCC @                                      12/30/96 @    5/30/02 @  $   622.00 @          MO @   NO @   A @
  TIGER     TIGER      Empire State Building                         5/1/93      4/30/03    $ 4,608.00            MO     NO     EE
SPIELBERG  Handbags    Barry & Jean Senseman/CDM Prop Mgt           9/15/98      9/14/03    $ 2,443.75   *****    MO     NO     X
             CORP      Koll Bren Fund VI, LP (was UNUM)              5/1/98      2/28/04    $34,069.91   **       MO     NO     E
             CORP      Helmsley-Spear, Inc.                          1/1/97     12/31/06    $13,403.00   **       MO     NO     C
             CORP      Helmsley-Spear, Inc.                          1/1/98     12/31/06    $ 3,922.50   **       MO     NO     D
             ADG       Pinnacle Industrial Center Ltd Ptnrshp        2/1/00      1/31/10    $42,530.00   ****     MO     NO     W
             TBA @     Stimpson @                                    Annual @         -- @  $   569.91 @          YR @   YES @  N @
             TBA @     William C. Loyd/Stocko @                      Annual @         -- @  $ 2,900.00 @          YR @   YES @  P @
   TBA       TBA       Ehlers, Jack E.                          Semi-annual    renewable    $   600.00            MO     YES    M

#      Capital Lease

##     Address/Location refers to the address of the rented or leased property.

*      Canadian Currency

**     See Rent Schedule

*** Space @ 6/30/99 was 28,468 sq ft. Sub-lease of Suite 350 was from 9/99 through 7/00 (MIS) and addition of Suite 340 was 5/00 (Acctg.)

**** Pinnacle Park lease changes to $47,846 per month in Feb, 2005 (year 6 of lease agreement)

***** Speilberg/Handbags leases were acquired with Speilberg acquisition in July / August, 1999 St. Louis lease $2408.33 initial; 8/15/99-9/14/00
       $2443.75; 9/15/00-9/14/01 $2479.17; 9/15/01-9/14/02 $2514.58 and 9/15/02-
       9/14/03 $2550.00

****** Rental on Hong Kong office is $17,800 Hong Kong $ per month

@      Equipment leases

+      THESE LEASES EXPIRE WITHIN NEXT 6-7 MONTHS (AS OF 1/11/01)


* See Rent Schedule

                                 SCHEDULE 8.19
                             Intellectual Property


See attached listing.

                  U.S. INTELLECTUAL PROPERTY AS OF MAY 31, 2001

      MARK NAME                REG. NO   REG. DATE  APPLICATION NO  APP. DATE        OWNER NAME         STATUS NAME   DOCKET NUMBER
      ---------                -------   ---------  --------------  ---------        ----------         -----------   -------------
ACCESS-A-CLUTCH                1290066   14-Aug-84     73/147047    14-Mar-83    TBAC Investment Trust   Registered    13171/K131US
ACCESSORIES BY DESIGN          1906835   18-Jul-95     74/443691     4-Oct-93    TBAC Investments Inc.   Registered    13170/K037US
ACCESSORY DESIGN GROUP         1383351   18-Feb-86     73/546890     8-Jul-85    TBAC Investment Trust   Registered    13171/K012US
ADAPTA-SNAP                    0800848   28-Dec-65     72/209110    30-Dec-64    TBAC Investment Trust   Registered    13171/K037US
ADDITIONS BY ADG               2414549   19-Dec-00     75/600244     7-Dec-98    TBAC Investment Trust   Registered    13171/K250US
ADG                            1878701   14-Feb-95     74/386144    30-Apr-93    TBAC Investment Trust   Registered    13170/K011US
ALWAYS IN STYLE                1381852    4-Feb-86     73/546930     8-Jul-85    TBAC Investment Trust   Registered    13171/K011US
ALWAYS IN STYLE                1383351   18-Feb-86     73/546890     8-Jul-85    TBAC Investment Trust   Registered    13171/K012US
AMERICAN CLASSIC &
   eagle design                1301680   23-Oct-84     73/386959    20-Sep-82    TBAC Investment Trust   Registered    13171/K132US
AMITY & design                 1105460    7-Nov-78     73/125993     9-May-77    TBAC Investment Trust   Registered    13171/K128US
AMITY & stripes design         1231926   22-Mar-83     73/335610     5-Nov-81    TBAC Investment Trust   Registered    13171/K136US
AMITY & thick line design       110105    2-May-30     71/091140     3-Dec-30    TBAC Investment Trust   Registered    13171/K137US
AMITY CLASSIC                  1708196   18-Aug-92     74/199601    30-Aug-91    TBAC Investment Trust   Registered    13171/K133US
AMITY LIFESTYLES               1859171   18-Oct-94     74/403461    18-Jun-93    TBAC Investment Trust   Registered    13171/K134US
BACK TO SCHOOL                                         76/232341    27-Mar-01    TBAC Investment Trust   Filed         13171/K275US
BACK TO SCHOOL & Design                                76/231997    27-Mar-01    TBAC Investment Trust   Filed         13171/K276US
BARRY WELLS (stylized)         1630139    1-Jan-91     74/029450    16-Feb-90    TBAC Investment Trust   Registered    13170/K013US
BEACH BUNDLE                                           76/083319    29-Jun-00    TBAC Investment Trust   Filed         13171/K272US
BIG STRETCH                    1316329   22-Jan-85     73/456832    12-Dec-83    TBAC Investment Trust   Registered    13171/K145US
BODY BILLFOLD                   988166   16-Jul-74     72/454486    13-Apr-73    TBAC Investment Trust   Registered    13171/K147US
BOODLE BAG (stylized)           421140   21-May-46     71/484517    14-Jun-45    TBAC Investment Trust   Registered    13171/K114US
BARCELINC                      1552060   15-Aug-89     73/755691     3-Oct-88    TBAC Investment Trust   Registered    13171/K148US
BRACETAC                       1550618    1-Aug-89     73/731419    31-May-88    TBAC Investment Trust   Registered    13171/K127US
BRIARWOOD                      1326860   26-Mar-85     73/226093     6-Aug-79    TBAC Investment Trust   Registered    13171/K149US
CABOT                           760860    3-Dec-63     72/163105    20-Feb-63    TBAC Investment Trust   Registered    13171/K150US
CACHE                          1585671    6-Mar-90     73/815513    28-Jul-89    TBAC Investment Trust   Registered    13171/K151US
CANTERBURY                     0674224   17-Feb-59     72/037631    23-Sep-57    TBAC Investment Trust   Registered    13171/K064US
CANTERBURY                     0911958    8-Jun-71     72/327445    16-May-69    TBAC Investment Trust   Registered    13171/K065US
CANTERBURY                     2049808    1-Apr-97     74/693222    21-Jun-95    TBAC Investment Trust   Registered    13171/K062US
CANTERBURY & design            0791884   29-Jun-65     72/201369     8-Sep-64    TBAC Investment Trust   Registered    13171/K080US
CANTERBURY & design            0998500   19-Nov-74     73/009645    26-Dec-73    TBAC Investment Trust   Registered    13171/K066US
CAR CADDY                       682112   21-Jul-59     72/056291    30-Jul-58    TBAC Investment Trust   Registered    13171/K152US
CARDETTE                       1188654    2-Feb-82     73/256053    31-Mar-80    TBAC Investment Trust   Registered    13171/K154US
CARLOS TOMASINI                2035301    4-Feb-97     75/035106    19-Dec-95    TBAC Investment Trust   Registered    13171/K082US
CASHIER                        1172264    6-Oct-81     73/256977     7-Apr-80    TBAC Investment Trust   Registered    13171/K156US
CHANGEABLE                     1745862   12-Jan-93     74/189236    29-Jul-91    TBAC Investment Trust   Registered    13171/K157US
COLETTA ACCESSORIES            2126287   30-Dec-97     75/125521    26-Jun-96    TBAC Investment Trust   Registered    13171/K258US
COLLECTIONS BY PRINCE GARDNER                          76/014468    30-Mar-00    TBAC Investment Trust   Filed         13171/K262US
CONTEMPO                       1378103   14-Jan-86     73/528698    25-Mar-85    TBAC Investment Trust   Registered    13171/K161US
COUNTRY PEAKS                  2322381   22-Feb-00     75/471595    21-Apr-98    TBAC Investment Trust   Registered    13171/K110US
COURIER                         829612    6-Jun-67     72/237072    24-Jan-66    TBAC Investment Trust   Registered    13171/K162US
CREDENTIAL                      731338   15-May-62     72/096179     2-May-60    TBAC Investment Trust   Registered    13171/K115US
CREDIT GUARD                   1050073   12-Oct-76     73/075924     2-Feb-76    TBAC Investment Trust   Registered    13171/K116US
DANIEL ADAM                                            76/223903    12-Mar-01                            Filed         13171/K274US
DESIGNED AND CRAFTED FOR LIFE                          76/038297     1-May-00    TBAC Investment Trust   Filed         13171/K264US

DESIGNED AND CRAFTED FOR LIFE
   ON THE ROAD                                         76/038296     1-May-00    TBAC Investment Trust   Filed         13171/K265US
DESIGNS BY SHIRLEY                                     75/412733    31-Dec-97    TBAC Investment Trust   Filed         13171/K098US

                 U.S. Intellectual Property as of May 31, 2001

DESIGNS BY SHIRLEY                                75/412735      31-Dec-97 TBAC Investment Trust    Filed          13171/K095US
DIRECTOR                 351388    26-Oct-37      71/394447      24-Jun-37 TBAC Investment Trust    Registered     13171/K117US
DL & design              1248400   16-Aug-83      73/300096       6-Mar-81 TBAC Investment Trust    Registered     13170/K008US
DON LOPER                842497    16-Jan-68        257209       25-Oct-66 TBAC Investment Trust    Registered     13170/K006US
DON LOPER                1552433   22-Aug-89      73/707382      25-Jan-88 TBAC Investment Trust    Registered     13170/K005US

                  U.S. Intellectual Property as of May 31, 2001

      MARK NAME                REG. NO   REG. DATE  APPLICATION NO  APP. DATE        OWNER NAME         STATUS NAME   DOCKET NUMBER
      ---------                -------   ---------  --------------  ---------        ----------         -----------   -------------
ESSENTIALS BY ROLFS            2352242   23-May-00     75/279231    22-Apr-97    TBAC Investment Trust   Registered    13171/K165US
FINDEX                         1251142   13-Sep-83     73/378128     4-Aug-82    TBAC Investment Trust   Registered    13171/K166US
GLO-GETTER                     1541147   30-May-89     73/749770     2-Sep-88    TBAC Investment Trust   Registered    13171/K168US
GOLD CROWN                      789835   25-May-65     72/195914    18-Jun-64    TBAC Investment Trust   Registered    13171/K119US
GOLDEN CIRCLE                   785435   23-Feb-65     72/195913    18-Jun-64    TBAC Investment Trust   Registered    13171/K120US
GOLDEN CIRCLE & design         1259430   29-Nov-83     73/385171    13-Sep-82    TBAC Investment Trust   Registered    13171/K170US
HAUTE STUFF BY BARRY WELLS     1899968   13-Jun-95     74/802178    28-Jan-93    TBAC Investment Trust   Registered    13170/K042US
HICKOK                          700221   28-Jun-60     72/082979     9-Oct-59    TBAC Investment Trust   Registered    13170/K021US
HICKOK                         0684952   15-Sep-59         65361     6-Jan-59    TBAC Investment Trust   Registered    13170/K020US
HICKOK                         1381527    4-Feb-86        543425    17-Jun-85    TBAC Investment Trust   Registered    13170/K025US
HICKOK (stylized)              0337194   28-Jul-36        373339     4-Jan-36    TBAC Investment Trust   Registered    13170/K034US
HICKOK (stylized)              0338625    8-Sep-36        373338     4-Jan-36    TBAC Investment Trust   Registered    13170/K033US
HICKOK (stylized)              0517146    1-Nov-49        547546    20-Jan-48    TBAC Investment Trust   Registered    13170/K017US
HICKOK (stylized)              0548994    2-Oct-51        595957    19-Apr-50    TBAC Investment Trust   Registered    13170/K019US
IDENTIFIER                      710096   24-Jan-61     72/096178     2-May-60    TBAC Investment Trust   Registered    13171/K122US
JAMES B. FAIRCHILD             1829864    5-Apr-94     74/021220    22-Jan-90    Delran International,
                                                                                 Inc.                    Registered    13118/K027US

KEY GARD                       1158096   23-Jun-81     73/231658    17-Sep-79    TBAC Investment Trust   Registered    13171/K041US
KIDS ADDITIONS BY ADG                                  75/600241     7-Dec-98    TBAC Investment Trust   Filed         13171/K251US
LA GARDE                        163698   23-Jan-30     71/158540    27-Jan-30    TBAC Investment Trust   Registered    13171/K129US
LA GARDE                       1485246   19-Apr-88     73/652855     3-Apr-87    TBAC Investment Trust   Registered    13171/K232US
LADY CANTERBURY                1159234   30-Jun-81     73/202433     2-Feb-79    TBAC Investment Trust   Registered    13171/K067US
LADY CANTERBURY & Design       1159233   30-Jun-81     73/202432     2-Feb-79    TBAC Investment Trust   Registered    13171/K068US
LE-BIL'S (stylized)            1433020   17-Mar-87     73/605579    20-Jun-86    TBAC Investment Trust   Registered    13170/K029US
LUCARELLI                      1357505    3-Sep-85        477533    27-Apr-84    TBAC Investment Trust   Registered    13170/K024US
LUCARELLI                      1396878   10-Jun-86        477532    27-Apr-84    TBAC Investment Trust   Registered    13170/K026US
LUCARELLI                      1399411    1-Jul-86        477534    27-Apr-84    TBAC Investment Trust   Registered    13170/K027US
LUCARELLI                      1421197   16-Dec-86        596787     5-May-86    TBAC Investment Trust   Registered    13170/K028US
MARAUDER                       2364893    4-Jul-00     75/312915    23-Jun-97    TBAC Investment Trust   Registered    13171/K177US
MI-MEMORY                       567540    2-Dec-52     71/624770    11-Feb-52    TBAC Investment Trust   Registered    13171/K178US
NECESSITIES BY ROLFS                                   76/059964    30-May-00    TBAC Investment Trust   Filed         13171/K268US
NITE & DAY                     1588883   27-Mar-90     73/822549    30-Aug-89    TBAC Investment Trust   Registered    13171/K181US
NOSTALGIA                      1821361   15-Feb-94     74/396910     1-Jun-93    TBAC Investment Trust   Registered    13171/K182US
ORLEANS                        1348132    9-Jul-85        500683    24-Sep-84    TBAC Investment Trust   Registered    13170/K023US
P G PRINCESS GARDNER & design                          76/081263    30-Jun-00    TBAC Investment Trust   Filed         13171/K266US
PASSAGES                       1851955   30-Aug-94     74/363758     1-Mar-93    TBAC Investment Trust   Registered    13171/K183US
POP TOP                        1081043    3-Jan-78     73/114499     2-Feb-77    TBAC Investment Trust   Registered    13171/K185US
PORT N' STARBOARD              1306140   20-Nov-84     73/456831    12-Dec-83    TBAC Investment Trust   Registered    13171/K186US
PRINCE GARDNER                 1638232   19-Mar-91     74/040455    20-Mar-90    TBAC Investment Trust   Registered    13171/K028US
PRINCE GARDNER                 2187998    8-Sep-98     74/556405     2-Aug-94    TBAC Investment Trust   Registered    13171/K027US
PRINCE GARNDER (stylized)      0516773   25-Oct-49     71/542652    28-Nov-47    TBAC Investment Trust   Registered    13171/K029US
PRINCE GARDNER ACCESSORIES
   & design                    2041364   25-Feb-97     74/713656    10-Aug-95    TBAC Investment Trust   Registered    13171/K076US
PRINCESS                       0844803   27-Feb-68     72/265332    23-Feb-67    TBAC Investment Trust   Registered    13171/K038US
PRINCESS GARDNER               2187999    8-Sep-98     74/556406     2-Aug-94    TBAC Investment Trust   Registered    13171/K030US
PRINCESS GARDNER ACCESSORIES
   & design                    2082144   22-Jul-97     74/713654    10-Aug-95    TBAC Investment Trust   Registered    13171/K077US

                  U.S. INTELLECTUAL PROPERTY AS OF MAY 31, 2001

      MARK NAME                REG. NO   REG. DATE  APPLICATION NO  APP. DATE        OWNER NAME         STATUS NAME   DOCKET NUMBER
      ---------                -------   ---------  --------------  ---------        ----------         -----------   -------------
PROTECTA-CARD                  1050074   12-Oct-76     73/075927     2-Feb-76    TBAC Investment Trust   Registered    13171/K124US
ROLFS                                                  75/333054    30-Jul-97    TBAC Investment Trust   Filed         13171/K230US
ROLFS                           604067    5-Apr-55     71/656539    18-Nov-53    TBAC Investment Trust   Registered    13171/K231US
ROLFS                          1118634   22-May-79     73/170121    12-May-78    TBAC Investment Trust   Registered    13171/K113US
ROLFS                          2032901   21-Jan-97     74/662841    19-Apr-95    TBAC Investment Trust   Registered    13171/K229US
ROLFS & arrow design           1231927   22-Mar-83     73/335706     5-Nov-81    TBAC Investment Trust   Registered    13171/K189US
ROLFS & Arrow Design           1237338   10-May-83     73/337733    18-Nov-81    TBAC Investment Trust   Registered    13171/K190US
ROLFS & dobule line design     1251144   13-Sep-83     73/378542     6-Aug-82    TBAC Investment Trust   Registered    13171/K193US
ROLFS BRASS KEYWARE            1859097   18-Oct-94     74/363783     1-Mar-93    TBAC Investment Trust   Registered    13171/K191US
ROLFS PORTFOLIO COLLECTION     2142056   10-Mar-98     75/165950    13-Sep-96    TBAC Investment Trust   Registered    13171/K195US
ROLFS ROYAL CREST              1485278   19-Apr-88     73/681589    31-Aug-87    TBAC Investment Trust   Registered    13171/K196US
ROSE design                    1335520   14-May-85     73/400840    26-Oct-82    TBAC Investment Trust   Registered    13171/K198US
ROSE IN TRIANGLE design                                75/603133    10-Dec-98    TBAC Investment Trust   Filed         13171/K254US
ROYAL CREST                    1485277   19-Apr-88     73/679465    20-Aug-87    TBAC Investment Trust   Registered    13171/K125US
ROYALLE                        1395705    3-Jun-86     73/565272    28-Oct-85    TBAC Investment Trust   Registered    13171/K031US
ROYALLE BY PRINCE GARDNER                              75/453144    19-Mar-98    TBAC Investment Trust   Filed         13171/K100US
ROYALLE BY PRINCE GARDNER      2319811   15-Feb-00     75/453145    19-Mar-98    TBAC Investment Trust   Registered    13171/K099US
ROYALLE BY PRINCESS GARDNER                            75/824928    18-Oct-99    TBAC Investment Trust   Filed         13171/K259US
ROYALLE BY PRINCESS GARDNER                            76/081239    30-Jun-00    TBAC Investment Trust   Filed         13171/K271US
ROYALLE COLLECTION BY
   PRINCESS GARDNER            2433689    6-Mar-01     76/039790     2-May-00    TBAC Investment Trust   Registered    13171/K267US
SHOP & GO                      1478676    1-Mar-88     73/674394    24-Jul-87    TBAC Investment Trust   Registered    13171/K203US
SHOWCASE BY LA GARDE                                   76/059963    30-May-00    TBAC Investment Trust   Filed         13171/K269US
SIDEKICK                        961820   26-Jun-73     72/418486    16-Mar-72    TBAC Investment Trust   Registered    13171/K202US
SKY BEND CANYON                1958135   20-Feb-96     74/669470     3-May-95    TBAC Investment Trust   Registered    13171/K060US
SKY BEND COUNTRY CLUB          2061108   13-May-97     75/098671     3-May-96    TBAC Investment Trust   Registered    13171/K053US2
SLIMLINE                       1906915   18-Jul-95     74/404534    18-Jun-93    TBAC Investment Trust   Registered    13171/K204US
SNAP HAPPY                      817206   25-Oct-66     72/221333    17-Jun-65    TBAC Investment Trust   Registered    13171/K206US
SOFT JAW                       1326063   19-Mar-85     73/456997    14-Dec-83    TBAC Investment Trust   Registered    13171/K207US
SPOKES                                                 75/591789    10-Nov-98    TBAC Investment Trust   Filed         13171/K247US
SPOKES                         2393746   10-Oct-00     75/874968    17-Dec-99    TBAC Investment Trust   Registered    13171/K261US
SPOKES                         2425629   30-Jan-01     75/590226    10-Nov-98    TBAC Investment Trust   Registered    13171/K248US
SPOKES & design                                        75/590228    10-Nov-98    TBAC Investment Trust   Filed         13171/K245US
SPOKES & Design                2393745   10-Oct-00     75/874966    17-Dec-99    TBAC Investment Trust   Registered    13171/K260US
SPOKES & Design                2412968   12-Dec-00     75/591788    10-Nov-98    TBAC Investment Trust   Registered    13171/K246US
SPORTA BOUT                    1081722   10-Jan-78     73/114498     2-Feb-77    TBAC Investment Trust   Registered    13171/K208US
SPRINTFOLD                     1276157    1-May-84     73/410674    24-Jan-83    TBAC Investment Trust   Registered    13171/K209US
SPRINTKIT                      1228487   22-Feb-83     73/308133    30-Apr-81    TBAC Investment Trust   Registered    13171/K210US
STACY RYAN                                             76/223824    12-Mar-01    TBAC Investment Trust   Filed         13171/K273US
TANDY BRANDS                   1751187    9-Feb-93     73/756262     6-Oct-88    TBAC Investment Trust   Registered    13170/K031US
TANDY BRANDS ACCESSORIES       1752430   16-Feb-93     73/756261     6-Oct-88    TBAC Investments, Inc.  Registered    13170/K030US
TANGLEWOOD                     1172260    6-Oct-81     73/226095     6-Aug-79    TBAC Investment Trust   Registered    13171/K213US
TEMPO design                   2357060   13-Jun-00     75/629211    28-Jan-99    TBAC Investment Trust   Registered    13171/K257US
THE PRINCESS GARDNER & design   367247    9-May-39     71/414102    22-Dec-38    TBAC Investment Trust   Registered    13171/K033US
THE WALLET WORKS               1345221   25-Jun-85     73/458571    27-Dec-83    TBAC Investment Trust   Registered    13171/K214US
THE WALLET WORKS               1389016    8-Apr-86     73/501816     1-Oct-84    TBAC Investment Trust   Registered    13171/K215US
THEFT-GUARD                    1541535    3-May-89     73/749693     2-Sep-88    TBAC Investment Trust   Registered    13171/K216US
TOWNSMAN                        669459   11-Nov-58     72/045442     7-Feb-58    TBAC Investment Trust   Registered    13171/K126US
TRAVEL LITE                    1623664   20-Nov-90     73/683149     8-Sep-87    TBAC Investment Trust   Registered    13171/K217US

                  U.S. Intellectual Property as of May 31, 2001


TUCK-N-TAKE              1067699   14-Jun-77      73/093705      16-Jul-76 TBAC Investment Trust    Registered     13171/K219US
VALUABLES BY COLETTA                              76/059965      30-May-00 TBAC Investment Trust    Filed          13171/K270US
WATERFOWL                1902202   27-Jun-95      74/802308       7-Oct-93 TBAC Investments, Inc.   Registered     13170/K044US
WESTERN NATURALS         1907856   25-Jul-95      74/433128       3-Sep-93 TBAC Investment Trust    Registered     13171/K224US

                  U.S. Intellectual Property as of May 31, 2001

     MARK NAME          STATUS CODE NAME             CURR OWNER NAME                    DESCRIPTION OF GOODS
     ---------          ----------------             ---------------                    --------------------
CRAVAT BY MR. R          Unregistered             Tandy Brands Accessories, Inc.     Neckwear
ELECTRIC BRITES          Unregistered             TBAC Investment Trust              Neckwear
                                                                                     Umbrellas, backpacks, tote bags, gloves,
                                                                                     earmuffs, scarves, hats, mufflers, bandanas,
HUDSON RIVER TRADERS     Unregistered             TBAC Investment Trust              pocket squares, belts, and suspenders
RHYNECLIFF               Unregistered             TBAC Investment Trust              Neckties
SHADOW SATIN             Unregistered             TBAC Investment Trust              Neckwear
TIGER                    Unregistered             TBAC Investment Trust              Belts and Suspenders
TIGER GOLD               Unregistered             TBAC Investment Trust              Belts and Suspenders
TIGER WHITE              Unregistered             TBAC Investment Trust              Belts and Suspenders
TIGER RED                Unregistered             TBAC Investment Trust              Belts and Suspenders

                  U.S. Intellectual Property as of May 31, 2001

COPYRIGHT TITLE        COPYRIGHT NO.  APPLICATION DATE   REG. NUMBER    GRANT DATE     CURR OWNER NAME     STATUS CODE NAME
---------------        -------------  ----------------   -----------    ----------     ---------------     ----------------
Waterfowl Duck Tie #1    VA 577-756      13-Jun-94        VA 577-756     13-Jun-94   TBAC Investment Trust     Granted
Waterfowl Duck Tie #2    VA 577-757      13-Jun-94        VA 577-757     13-Jun-94   TBAC Investment Trust     Granted
Waterfowl Duck Tie #3    VA 577-760      13-Jun-94        VA 577-760     13-Jun-94   TBAC Investment Trust     Granted
Waterfowl Duck Tie #4    VA 577-758      13-Jun-94        VA 577-758     13-Jun-94   TBAC Investment Trust     Granted
Waterfowl Duck Tie #5    VA 577-759      13-Jun-94        VA 577-759     13-Jun-94   TBAC Investment Trust     Granted

COPYRIGHT TITLE           DOCKET NUMBER
---------------           -------------
Waterfowl Duck Tie #1     13171/C000US
Waterfowl Duck Tie #2     13171/C001US
Waterfowl Duck Tie #3     13171/C002US
Waterfowl Duck Tie #4     13171/C003US
Waterfowl Duck Tie #5     13171/C004US

                 U.S. INTELLECTUAL PROPERTY AS OF MAY 31, 2001




         PATENT              APPLICATION   APPLICATION     PATENT         GRANT         CURR OWNER         STATUS CODE     DOCKET
          TITLE                  NO.           DATE        NUMBER         DATE             NAME               NAME         NUMBER
         ------              -----------   -----------     ------         -----         ----------         -----------     ------
AUTOMOBILE ACCESSORY         29/006795      7-Apr-93    DES.366356     23-Jan-96   TBAC Investment Trust     Granted   13171/D008US
BAG                          06/722718     11-Apr-85    DES.292645     10-Nov-87   TBAC Investment Trust     Granted   13171/D018US
BELT RACK TAB                29/022042     28-Apr-94     D366065        9-Jan-96   TBAC Investment Trust     Granted   13118/D001US
CHECKBOOK HOLDER WITH
    TIMEPIECE                06/647103      4-Sep-84    DES.290696      7-Jul-97   TBAC Investment Trust     Granted   13171/P011US
CLOTHING ACCESSORY LABEL     08/002665     11-Jan-93     5390434       21-Feb-95   TBAC Investment Trust     Granted   13170/P000US
DISPLAY FIXTURE WITH
    BUILT-IN SIGN HOLDER     29/137335     15-Feb-01                               TBAC Investment Trust     Filed     13171/D023US
METHOD AND APPARATUS FOR
    MANUFACTURING
    COIN POUCH               08/228698     18-Apr-94     5480605        2-Jan-96   TBAC Investment Trust     Granted   13171/P014US
MONEY CLIP AND WALLET        06/608373      9-May-84     4540034       10-Sep-85   TBAC Investment Trust     Granted   13171/P010US
MULTI-CARD ELEMENT FOR A
    BILLFOLD                 07/906549     30-Jun-92     5263523       23-Nov-93   TBAC Investment Trust     Granted   13171/P015US
NECKTIE LABEL                29/003513     11-Jan-93     D350370        6-Sep-94   TBAC Investment Trust     Granted   13170/D000US
POCKET BOOK FASTENER         29/005208     26-Feb-93    DES.355767     28-Feb-95   TBAC Investment Trust     Granted   13171/D022US
PORTFOLIO                    07/175852     31-Mar-88    DES.322628     24-Dec-91   TBAC Investment Trust     Granted   13171/D012US
SUSPENDER BUTTON             07/178090      6-Apr-88   DES.313,116     25-Dec-90   TBAC Investment Trust     Granted   13171/D019US
SUSPENDER CLIP               08/034737     19-Mar-93     5353479       11-Oct-94   TBAC Investment Trust     Granted   13171/P021US
SUSPENDER CLIP CARRIER       07/714496     13-Jun-91     5172429       22-Dec-90   TBAC Investment Trust     Granted   13171/P020US
TRAVEL BAG WITH
    MULTIPLE COMPARTMENT     07/060723     10-Jun-87     4821853       18-Apr-89   TBAC Investment Trust     Granted   13171/P004US
TRAVEL BAG WITH
    MULTIPLE COMPARTMENTS    07/324296     15-Mar-86     4966260       30-Oct-94   TBAC Investment Trust     Granted   13171/P007US
TRAVEL KIT                   07/012037      6-Feb-87    DES.307668      8-May-90   TBAC Investment Trust     Granted   13171/D005US
TRAVEL KIT                   07/414075     28-Sep-89    DES.325124      7-Apr-92   TBAC Investment Trust     Granted   13171/D006US
TRAVEL KIT                   07/008412     29-Jan-87     D301802       27-Jun-89   TBAC Investment Trust     Granted   13171/D016US
WALLET WITH CARRYING
    STRAP                    07/012492      1-Sep-93    DES.343951      8-Feb-94   TBAC Investment Trust     Granted   13171/D013US
WALLET WITH SECURITY
    FEATURE                  07/126698     30-Nov-87    DES.312533      4-Dec-90   TBAC Investment Trust     Granted   13171/D002US

                                 SCHEDULE 8.20
                                     ERISA

Tandy Brands Accessories, Inc. Employees Investment Plan as amended and restated effective July 1, 2000.

                                 SCHEDULE 8.22
                               Material Contracts

Trademark license agreements that general sales revenue in excess of $1,000,000 per annum.

                                 SCHEDULE 8.23
                             Locations of Inventory


107 West Gonzales Street
Yoakum, Texas 77995

1708 North South Street
Yoakum, Texas 77995

820 East Washington Street
West Bend, Wisconsin 53095

500 Airport Road
Yoakum, Texas 77995

3631 W. Davis, Suite A
Dallas, Texas 75211

621 31st Street North
Birmingham, Alabama 35203*

                                 SCHEDULE 10.11
                                  Investments


None.

                                 SCHEDULE 13.4

                             Notices/Credit Matters


Wells Fargo HSBC Trade Bank, N.A.
1445 Ross Avenue, Suite 450
MAC: T5303-044
Dallas, Texas 75202
Attn: Steve Christopher
Phone: 214-777-4082
Facsimile: 214-220-2166


Wells Fargo Bank, N.A.
1445 Ross Avenue, Suite 450
MAC: T5303-044
Dallas, Texas 75202
Attn: Steve Christopher
Phone: 214-777-4082
Facsimile: 214-220-2166


Compass Bank
8080 N. Central Expy., Suite 250
Dallas, Texas 75206
Attn: Michael Keith
Phone: 214-706-8046
Facsimile: 214-346-2746


Comerica Bank
8828 Stemmons Frwy., Suite 441
Dallas, Texas 75247
Attn: Charles McElrath
Phone: 214-589-1318
Facsimile: 214-263-9837


Firstar Bank, N.A.
One Firststar Plaza
St. Louis, Missouri 63101
Attn: Gregory Dryden
Phone: 314-418-3983
Facsimile: 314-418-3859

                                 PROMISSORY NOTE


U.S.$30,000,000.00                                                 June 27, 2001


FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of WELLS FARGO HSBC TRADE BANK, N.A., a national banking association (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., a national banking association, as agent for the Lenders (the "Agent"), and Wells Fargo Bank, N.A., a national banking association, as arranger (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Agent, the lesser of (i) the principal sum of THIRTY MILLION DOLLARS ($30,000,000.00), or (ii) the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Revolving Credit Commitment.

The Borrower promises to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A., as Agent, at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. Each Advance under the Revolving Credit Commitment made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Promissory Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Advances in accordance with the terms of this Note.

This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Security Documents. The Credit Agreement, among other things, (i) provides for the making of Advances under the Revolving Credit Commitment by the Lender to the Borrower from time to time pursuant to Section
2.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                       TANDY BRANDS ACCESSORIES, INC.



                                       By: /s/ J.S.B. JENKINS
                                          --------------------------------------
                                       Name: J.S.B. JENKINS
                                            ------------------------------------
                                       Title: President
                                             -----------------------------------

                                 PROMISSORY NOTE


U.S.$20,000,000.00                                                 June 27, 2001


FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of COMERICA BANK-TEXAS, N.A., a national banking association (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., a national banking association, as agent for the Lenders (the "Agent"), and Wells Fargo Bank, N.A., a national banking association, as arranger (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Agent, the lesser of (i) the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00), or (ii) the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Revolving Credit Commitment.

The Borrower promises to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A., as Agent, at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. Each Advance under the Revolving Credit Commitment made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Promissory Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Advances in accordance with the terms of this Note.

This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Security Documents. The Credit Agreement, among other things, (i) provides for the making of Advances under the Revolving Credit Commitment by the Lender to the Borrower from time to time pursuant to Section
2.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                       TANDY BRANDS ACCESSORIES, INC.



                                       By: /s/ J.S.B. JENKINS
                                          --------------------------------------
                                       Name: J.S.B. Jenkins
                                            ------------------------------------
                                       Title: President
                                             -----------------------------------

                                 PROMISSORY NOTE


U.S. $15,000,000.00                                                June 27, 2001


FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of FIRSTAR BANK, N.A., a national banking association (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., a national banking association, as agent for the Lenders (the "Agent"), and Wells Fargo Bank, N.A., a national banking association, as arranger (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Agent, the lesser of (i) the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000.00), or (ii) the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Revolving Credit Commitment.

The Borrower promises to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A., as Agent, at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. Each Advance under the Revolving Credit Commitment made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Promissory Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Advances in accordance with the terms of this Note.

This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Security Documents. The Credit Agreement, among other things, (i) provides for the making of Advances under the Revolving Credit Commitment by the Lender to the Borrower from time to time pursuant to Section
2.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                       TANDY BRANDS ACCESSORIES, INC.



                                       By: /s/ J.S.B. JENKINS
                                          --------------------------------------
                                       Name: J.S.B. Jenkins
                                            ------------------------------------
                                       Title: President
                                             -----------------------------------

                                 PROMISSORY NOTE


U.S. $15,000,000.00                                                June 27, 2001


FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of COMPASS BANK, N.A., a national banking association (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., a national banking association, as agent for the Lenders (the "Agent"), and Wells Fargo Bank, N.A., a national banking association, as arranger (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Agent, the lesser of (i) the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000.00), or (ii) the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Revolving Credit Commitment.

The Borrower promises to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A., as Agent, at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. Each Advance under the Revolving Credit Commitment made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Promissory Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Advances in accordance with the terms of this Note.

This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Security Documents. The Credit Agreement, among other things, (i) provides for the making of Advances under the Revolving Credit Commitment by the Lender to the Borrower from time to time pursuant to Section
2.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                       TANDY BRANDS ACCESSORIES, INC.



                                       By: /s/ J.S.B. JENKINS
                                          --------------------------------------
                                       Name: J.S.B. Jenkins
                                            ------------------------------------
                                       Title: President
                                             -----------------------------------

                                 SWINGLINE NOTE


U.S. $10,000,000.00                                                June 27, 2001


FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of WELLS FARGO HSBC TRADE BANK, N.A., a national banking association (the "Lender"), for the account of its Domestic Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001 by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders") Wells Fargo HSBC Trade Bank, N.A., a national banking association, as Agent for the Lenders, and Wells Fargo Bank, N.A., a national banking association, (as amended, modified or supplemented from time to time, the "Credit Agreement")) (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender, the lesser of (i) the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), or (ii) the aggregate unpaid principal amount of all Swingline Advances made by the Lender to the Borrower.

The Borrower promises to pay the entire unpaid principal balance hereof at such time as specified in the Credit Agreement. In addition, the Borrower promises to pay interest on the unpaid principal balance hereof from and after the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A. at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. All payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Swingline Note, provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Swingline Advances in accordance with the terms of this Swingline Note.

This Swingline Note is one of the Swingline Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Swingline Note is secured by the Collateral described in the Security Documents. The Credit Agreement, among other things, (i) provides for the making of Swingline Advances by the Lender to the Borrower from time to time pursuant to Section 3.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Swingline Advance being evidenced by this Swingline Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement.

No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                       TANDY BRANDS ACCESSORIES, INC.



                                       By: /s/ J.S.B. JENKINS
                                          --------------------------------------
                                       Name: J.S.B. Jenkins
                                            ------------------------------------
                                       Title: President
                                             -----------------------------------